UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08532

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON
4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	11-30

Date of reporting period:	11-30-2009

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
November 30, 2009

American Century Investments

Strategic Allocation: Conservative Fund

Strategic Allocation: Moderate Fund

Strategic Allocation: Aggressive Fund

Table of Contents

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Market Returns	4

Strategic Allocation: Conservative
Performance	5
Portfolio Commentary	7
Asset Allocation	9
Fund’s Top Five U.S. Stocks and Fund’s U.S. Bonds	9
Fund’s Top Five Foreign Stocks	9
Geographic Composition of Fund’s Foreign Stocks	9

Strategic Allocation: Moderate
Performance	10
Portfolio Commentary	12
Asset Allocation	14
Fund’s Top Five U.S. Stocks and Fund’s U.S. Bonds	14
Fund’s Top Five Foreign Stocks	14
Geographic Composition of Fund’s Foreign Stocks	14

Strategic Allocation: Aggressive
Performance	15
Portfolio Commentary	17
Asset Allocation	19
Fund’s Top Five U.S. Stocks and Fund’s U.S. Bonds	19
Fund’s Top Five Foreign Stocks	19
Geographic Composition of Fund’s Foreign Stocks	19

Shareholder Fee Examples	20

Financial Statements
Schedule of Investments	23
Statement of Assets and Liabilities	96
Statement of Operations	98
Statement of Changes in Net Assets	99
Notes to Financial Statements	101
Financial Highlights	116
Report of Independent Registered Public Accounting Firm	134

Other Information
Management	135
Approval of Management Agreement and Subadvisory Agreement	138
Additional Information	144
Index Definitions	145

The opinions expressed in the Market Perspective and each of the Portfolio Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for taking time to review the following pages, which provide the performance of your investment along with the perspectives of our experienced portfolio management team for the financial reporting period ended November 30, 2009. We appreciate your trust in American Century Investments® at this volatile, transitional time in the economy and investment markets.

As the upheavals associated with the “Great Recession” gradually subside, our senior management team has put considerable thought into how the investment environment has changed and what new challenges and opportunities await us. Critical factors that we are anticipating in the coming year include marked shifts in investment and spending behavior, along with consolidation in our industry.

Most importantly, we think the economic recovery will be slow and extended. The economy and capital markets have come a long way since Lehman Brothers collapsed in the third quarter of 2008, but 2010 will likely bring continuing challenges. The stock market’s rebound since last March and the third-quarter economic surge in 2009 were fueled largely by corporate cost-cutting and unprecedented monetary and fiscal stimulus, including some key programs that have since expired or been scaled back.

Meanwhile, the resilient but struggling consumer sector still faces double-digit unemployment, heavy debt burdens, tight credit conditions, and a housing market that is starting to stabilize, but remains vulnerable. Much of our investment positioning in 2009 cautiously reflected these still unstable economic fundamentals, leading to underperformance, in some cases, versus market benchmarks buoyed by the rally of riskier assets. We still support our fundamentally based positioning because we believe strongly that some markets—driven more by technical factors than fundamentals—have advanced further than underlying economic conditions warrant, and remain susceptible to the possibility of more volatility ahead.

Thank you for your continued confidence in us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Independent Chairman’s Letter

In my first letter to shareholders of the American Century Investments funds, I invited you to contact me with your questions. I have been gratified with your response. Most shareholder inquiries to date have related to specific fund performance issues. As I noted in my individual responses, your board through the Fund Performance Committee continues to stress improved performance in our quarterly meetings with chief investment officers and fund managers.

An important part of our fund performance review process is a face-to-face meeting with portfolio managers. The board traveled during the second quarter to the American Century Investments office in Mountain View, California to meet with the fund of funds and asset allocation portfolio management teams. These meetings validated the importance of thorough reviews of investment opportunities by the credit management personnel resident in that office. As a result of their efforts, American Century Investments funds were able to avoid the “toxic assets” that plagued many other fund families in 2008.

From April through June 2009, the board conducted its annual review of the advisory contracts between American Century Investments and each fund. Our efforts involved a review of fund information, including assets under management; total expense ratio compared to peers; economies of scale; fee breakpoints that reduce shareholder costs as assets increase; performance compared to peers and benchmarks; and the quality of services provided to fund shareholders. A detailed discussion of board considerations in connection with advisory contract renewal is included annually in each fund’s shareholder reports. During this review, the board focuses on a detailed comparison of the competitive position of each fund and has negotiated more than 60 breakpoints or fee reductions in the past five years.

The board looks forward to another year of work on your behalf and your comments are appreciated. You are invited to email me at dhpratt@fundboardchair.com.

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

A Resurgence in U.S. Stocks

The U.S. stock market posted robust returns for the 12 months ended November 30, 2009, rebounding from a precipitous drop in late 2008 and early 2009.

Stocks began the period on a downward trajectory amid continued investor concerns about a deep economic downturn and a potential collapse in the global financial system. Thanks to an unprecedented series of actions by the federal government, however, signs of stabilization in the economy began to emerge in the spring of 2009, erasing the market’s pessimistic sentiment and boosting confidence about a possible recovery.

Improving economic data, along with better-than-expected corporate profits, led to a significant stock market reversal. After falling to a multi-year low in mid-March, the market advanced steadily through the end of the period. Overall, the broad stock indices returned more than 25% for the 12-month period.

Declining Dollar Boosted International Stocks

Renewed confidence regarding the economic and financial environment also contributed to strong returns in foreign equity markets during the 12-month period. But international stocks also received a lift from weakness in the U.S. dollar, which suffered double-digit declines versus many of the world’s major currencies. Emerging markets delivered the best results, benefiting the most from rising expectations for a global economic recovery. Among developed markets, countries along the Pacific Rim were the top performers, with the notable exception of Japan.

Double-Digit Gains for Bonds

The U.S. bond market gained ground during the period, though to a lesser degree than the equity market. The bond market’s double-digit gains resulted primarily from outsized returns for corporate bonds, which benefited substantially from the improving economic environment. In particular, high-yield corporate bonds posted gains of more than 60% for the period.

In contrast, Treasury and government agency securities generated modestly positive returns and lagged the rest of the bond market. As the economic environment improved, Treasury securities fell out of favor as investors shifted to other higher-yielding segments of the bond market. In addition, an increase in supply—as the government issued more securities to fund its economic stimulus efforts—weighed on the Treasury market.

Market Returns
For the 12 months ended November 30, 2009
U.S. Stocks		Foreign Stocks
Russell 1000 Index (large-cap)	27.38%	MSCI EAFE Index	37.72%
Russell Midcap Index	38.59%	MSCI EM Index	85.12%
Russell 2000 Index (small-cap)	24.53%
U.S. Bonds
Barclays Capital US Aggregate Index	11.63%
Barclays Capital Corporate High-Yield Index	64.95%

Performance

Strategic Allocation: Conservative

Total Returns as of November 30, 2009
		Average Annual Returns
				Since	Inception
	1 year	5 years	10 years	Inception	Date
Investor Class	17.18%	3.68%	4.33%	5.71%	2/15/96
S&P 500 Index(1)	25.39%	0.71%	-0.57%	5.83%(2)	—
Citigroup US Broad
Investment-Grade Bond Index	10.59%	5.79%	6.61%	6.43%(2)	—
90-Day U.S. Treasury Bill Index(1)	0.15%	2.76%	2.74%	3.34%(2)	—
Institutional Class	17.41%	3.89%	—	4.24%	8/1/00
A Class(3)					10/2/96
No sales charge*	16.89%	3.43%	4.07%	5.47%
With sales charge*	10.23%	2.20%	3.45%	5.00%
B Class					9/30/04
No sales charge*	16.05%	2.66%	—	3.11%
With sales charge*	12.05%	2.48%	—	2.94%
C Class	16.05%	2.65%	—	3.10%	9/30/04
R Class	16.63%	—	—	3.11%	3/31/05
*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.
(1)	Data provided by Lipper Inc. – A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
(2)	Since 2/29/96, the date nearest the Investor Class’s inception for which data are available.
(3)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class’s current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Strategic Allocation: Conservative

One-Year Returns Over 10 Years
Periods ended November 30
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Investor Class	6.74%	3.37%	-3.23%	10.43%	8.15%	5.22%	9.33%	8.31%	-17.93%	17.18%
S&P 500 Index	-4.22%	-12.22%	-16.51%	15.09%	12.86%	8.44%	14.23%	7.72%	-38.09%	25.39%
Citigroup US Broad
Investment-Grade
Bond Index	9.02%	11.22%	7.22%	5.31%	4.51%	2.54%	5.99%	6.37%	3.65%	10.59%
90-Day U.S.
Treasury Bill Index	5.93%	3.80%	1.65%	1.05%	1.28%	2.94%	4.60%	4.52%	1.66%	0.15%

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class	C Class	R Class
1.00%	0.80%	1.25%	2.00%	2.00%	1.50%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Portfolio Commentary

Strategic Allocation: Conservative

Portfolio Managers: Enrique Chang, Scott Wittman, and Irina Torelli

Performance Summary

Strategic Allocation: Conservative returned 17.18%* for the fiscal year ended November 30, 2009. The fund’s double-digit gain reflected positive results among all asset classes represented in the portfolio—domestic stocks, foreign stocks, bonds, and cash-equivalent investments.

Strategic Allocation: Conservative’s neutral asset mix at the beginning of the period was 45% stocks, 45% bonds, and 10% cash-equivalent investments. However, effective June 1, 2009, the neutral asset mix changed to 45% stocks, 47% bonds, and 8% cash-equivalent investments. The portfolio’s actual asset weightings may vary based on short-term tactical adjustments and fluctuating securities prices.

Tactical Positioning

Our management approach involves making modest tactical adjustments to the fund’s actual asset mix to add value and improve its ability to meet its investment objective. Over the last 12 months, we made no major changes to the fund’s tactical allocations in bonds, stocks, and cash-equivalent investments. The portfolio was positioned defensively for much of the period, with a slight overweight position in bonds and a corresponding underweight position in stocks.

This defensive positioning reflected our view that the road to a full financial and economic recovery was likely to be long and gradual, with many bumps along the way. However, investors’ growing optimism and appetite for risk fueled a more substantial rise in stocks than in bonds during the period, and as a result, this strategy detracted from overall fund performance.

Bond Positioning Added Value

The fixed-income portion of the portfolio fared well during the 12-month period, outperforming the broad bond indexes. Overweight positions in corporate bonds, high-quality municipal bonds, and commercial mortgage-backed securities all contributed favorably to performance.

We made two noteworthy changes to the bond portion of the portfolio during the period. First, we added a long-term strategic position in Treasury inflation-protected securities (TIPS), comprising approximately 9% of the overall portfolio (20% of the fixed-income component). This change reflects our view that the tremendous amount of fiscal and monetary stimulus flowing through the global economy has significantly heightened the risk of higher inflation over the long term.

We also added a modest tactical position in international bonds. Foreign bonds provide additional diversification because of their low correlation with stocks, and they also tend to behave differently from domestic bonds. Furthermore, international bonds offer an attractive hedge against a decline in the U.S. dollar, which remains vulnerable given a mounting U.S. fiscal deficit, increased issuance of Treasury debt, and the Federal Reserve’s near-zero-interest-rate policy.

*All fund returns referenced in this commentary are for Investor Class shares.

Strategic Allocation: Conservative

Stocks Advanced

Although the fund’s overall underweight in stocks detracted from performance, our overweight position in growth stocks paid off as growth shares outperformed value issues by a wide margin during the 12-month period. The bulk of the overweight was in large-cap growth stocks, which generated the best results among the portfolio’s domestic equity holdings. We remained overweight in growth-oriented stocks throughout the period because we believed that they would benefit the most from an eventual economic recovery.

Stock selection among large-cap value stocks added value during the period, while stock choices among mid-cap issues—the top performers in the stock market—weighed on results. We maintained a relatively neutral position in foreign stocks, where stock selection also detracted modestly from overall performance.

New Strategic Allocation Changes

Effective January 1, 2010, we will be making some strategic changes to the asset mix of the portfolio to broaden our asset coverage and diversification. This is especially relevant at a time when we believe the economic outlook is uncertain, particularly in terms of which sectors of the overall economy will fare better or worse. These changes also widen our exposure to the wealth of investment talent and resources at American Century Investments.

In the equity portion of the portfolio, we are adding small positions in small-cap growth stocks, small-cap value issues, and real estate investment trusts (REITs). In order to accommodate these new positions, we are trimming our exposure to mid-cap equities—both growth and value—and international stocks.

On the fixed-income side, we are converting our tactical weighting in foreign bonds to a larger long-term strategic weighting. This change will be accompanied by a corresponding decrease in our domestic bond exposure.

Outlook

Despite improving economic conditions over the past six months, we believe that the global recovery still faces several headwinds. Unemployment remains persistently high, consumers and businesses continue to deleverage amid elevated debt levels, and the federal government is producing sizable budget deficits in its efforts to sustain the recovery. Perhaps the greatest challenge will be whether the economy can maintain its momentum when the government’s temporary stimulus programs end.

Given this environment, we plan to maintain the portfolio’s current defensive positioning, with a slight underweight position in stocks and a matching overweight position in bonds. We believe our new strategic weightings in TIPS and foreign bonds will prove beneficial as the long-term risks of higher inflation and a declining dollar continue to grow.

Strategic Allocation: Conservative

Asset Allocation as of November 30, 2009
		% of net assets
U.S. Bonds		44.3%
U.S. Stocks & Futures		34.4%
Foreign Stocks & Rights(1)		9.9%
Money Market Securities		6.7%
Foreign Bonds		4.2%
Other Assets & Liabilities		0.5%
(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

Fund’s Top Five U.S. Stocks as of November 30, 2009
% of fund’s U.S. stocks		% of net assets
Exxon Mobil Corp.	2.7%	0.9%
Microsoft Corp.	1.7%	0.6%
AT&T, Inc.	1.7%	0.6%
JPMorgan Chase & Co.	1.6%	0.6%
Pfizer, Inc.	1.6%	0.5%

Fund’s U.S. Bonds as of November 30, 2009
		% of fund’s U.S. bonds
U.S. Treasury Securities		42.6%
U.S. Government Agency Mortgage-Backed Securities		24.9%
Corporate Bonds		17.5%
U.S. Government Agency Securities and Equivalents		8.3%
Municipal Securities		4.5%
Commercial Mortgage-Backed Securities		1.3%
Collateralized Mortgage Obligations		0.8%
Asset-Backed Securities		0.1%

Fund’s Top Five Foreign Stocks as of November 30, 2009
% of fund’s foreign stocks		% of net assets
Royal Dutch Shell plc, Class A ADR	2.8%	0.3%
HSBC Holdings plc	2.3%	0.2%
ASML Holding NV(2)	2.1%	0.2%
BHP Billiton Ltd.	2.1%	0.2%
Banco Santander SA	2.0%	0.2%
(2) Includes shares traded on all exchanges.

Geographic Composition of Fund’s Foreign Stocks as of November 30, 2009
		% of fund’s foreign stocks
Europe		69.6%
Asia/Pacific		20.1%
Americas (excluding U.S.)		10.3%

Performance

Strategic Allocation: Moderate

Total Returns as of November 30, 2009
		Average Annual Returns
				Since	Inception
	1 year	5 years	10 years	Inception	Date
Investor Class	22.86%	3.87%	4.07%	6.51%	2/15/96
S&P 500 Index(1)	25.39%	0.71%	-0.57%	5.83%(2)	—
Citigroup US Broad
Investment-Grade Bond Index	10.59%	5.79%	6.61%	6.43%(2)	—
90-Day U.S. Treasury Bill Index(1)	0.15%	2.76%	2.74%	3.34%(2)	—
Institutional Class	23.11%	4.05%	—	3.58%	8/1/00
A Class(3)					10/2/96
No sales charge*	22.60%	3.58%	3.80%	6.08%
With sales charge*	15.66%	2.37%	3.19%	5.60%
B Class					9/30/04
No sales charge*	21.69%	2.82%	—	3.61%
With sales charge*	17.69%	2.64%	—	3.44%
C Class	21.64%	2.84%	—	4.21%	10/2/01
R Class	22.30%	3.33%	—	5.12%	8/29/03
*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.
(1)	Data provided by Lipper Inc. – A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
(2)	Since 2/29/96, the date nearest the Investor Class’s inception for which data are available.
(3)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class’s current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Strategic Allocation: Moderate

One-Year Returns Over 10 Years
Periods ended November 30
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Investor Class	5.20%	-2.37%	-6.23%	15.67%	10.61%	8.04%	12.49%	12.26%	-27.85%	22.86%
S&P 500 Index	-4.22%	-12.22%	-16.51%	15.09%	12.86%	8.44%	14.23%	7.72%	-38.09%	25.39%
Citigroup US Broad
Investment-Grade
Bond Index	9.02%	11.22%	7.22%	5.31%	4.51%	2.54%	5.99%	6.37%	3.65%	10.59%
90-Day U.S.
Treasury Bill Index	5.93%	3.80%	1.65%	1.05%	1.28%	2.94%	4.60%	4.52%	1.66%	0.15%

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class	C Class	R Class
1.07%	0.87%	1.32%	2.07%	2.07%	1.57%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Portfolio Commentary

Strategic Allocation: Moderate

Portfolio Managers: Enrique Chang, Scott Wittman, and Irina Torelli

Performance Summary

Strategic Allocation: Moderate returned 22.86%* for the fiscal year ended November 30, 2009. The fund’s double-digit gain reflected positive results among all asset classes represented in the portfolio—domestic stocks, foreign stocks, bonds, and cash-equivalent investments.

Strategic Allocation: Moderate’s neutral asset mix at the beginning of the period was 63% stocks, 31% bonds, and 6% cash-equivalent investments. However, effective June 1, 2009, the neutral asset mix changed to 63% stocks, 32% bonds, and 5% cash-equivalent investments. The portfolio’s actual asset weightings may vary based on short-term tactical adjustments and fluctuating securities prices.

Tactical Positioning

Our management approach involves making modest tactical adjustments to the fund’s actual asset mix to add value and improve its ability to meet its investment objective. Over the last 12 months, we made no major changes to the fund’s tactical allocations in stocks, bonds, and cash-equivalent investments. The portfolio was positioned defensively for much of the period, with a slight overweight position in bonds and a corresponding underweight position in stocks.

This defensive positioning reflected our view that the road to a full financial and economic recovery was likely to be long and gradual, with many bumps along the way. However, investors’ growing optimism and appetite for risk fueled a more substantial rise in stocks than in bonds during the period, and as a result, this strategy detracted from overall fund performance.

Stocks Advanced

Although the fund’s overall underweight in stocks detracted from performance, our overweight position in growth stocks paid off as growth shares outperformed value issues by a wide margin during the 12-month period. The bulk of the overweight was in large-cap growth stocks, which generated the best results among the portfolio’s domestic equity holdings. We remained overweight in growth-oriented stocks throughout the period because we believed that they would benefit the most from an eventual economic recovery.

Stock selection among large-cap value stocks added value during the period, while stock choices among mid-cap issues—the top performers in the stock market—weighed on results.

We maintained a neutral position in foreign stocks. The portfolio’s exposure to emerging markets generated the highest returns, though stock selection in this segment of the portfolio detracted. Among developed markets, favorable results from holdings in several Asian markets, including Japan and South Korea, contributed positively to performance.

Bond Positioning Added Value

The fixed-income portion of the portfolio fared well during the 12-month period, outperforming the broad bond indexes. Overweight positions in corporate bonds, high-quality municipal bonds, and commercial

*All fund returns referenced in this commentary are for Investor Class shares.

Strategic Allocation: Moderate

mortgage-backed securities all contributed favorably to performance. However, an underweight position in high-yield corporate bonds detracted from performance.

We made two noteworthy changes to the bond portion of the portfolio during the period. First, we added a long-term strategic position in Treasury inflation-protected securities (TIPS), comprising approximately 6% of the overall portfolio (20% of the fixed-income component). This change reflects our view that the tremendous amount of fiscal and monetary stimulus flowing through the global economy has significantly heightened the risk of higher inflation over the long term.

We also added a modest tactical position in international bonds. Foreign bonds provide additional diversification because of their low correlation with stocks, and they also tend to behave differently from domestic bonds. Furthermore, international bonds offer an attractive hedge against a decline in the U.S. dollar, which remains vulnerable given a mounting U.S. fiscal deficit, increased issuance of Treasury debt, and the Federal Reserve’s near-zero-interest-rate policy.

New Strategic Allocation Changes

Effective January 1, 2010, we will be making some strategic changes to the asset mix of the portfolio to broaden our asset coverage and diversification. This is especially relevant at a time when we believe the economic outlook is uncertain, particularly in terms of which sectors of the overall economy will fare better or worse. These changes also widen our exposure to the wealth of investment talent and resources at American Century Investments.

In the equity portion of the portfolio, we are adding small positions in small-cap growth stocks, small-cap value issues, and real estate investment trusts (REITs). In order to accommodate these new positions, we are trimming our exposure to mid-cap equities—both growth and value—and emerging market stocks.

On the fixed-income side, we are converting our tactical weighting in foreign bonds to a larger long-term strategic weighting. This change will be accompanied by a corresponding decrease in our domestic bond exposure.

As part of these changes, we are adjusting the portfolio’s neutral asset mix to 64% stocks, 31% bonds, and 5% cash-equivalent investments.

Outlook

Despite improving economic conditions over the past six months, we believe that the global recovery still faces several headwinds. Unemployment remains persistently high, consumers and businesses continue to deleverage amid elevated debt levels, and the federal government is producing sizable budget deficits in its efforts to sustain the recovery. Perhaps the greatest challenge will be whether the economy can maintain its momentum when the government’s temporary stimulus programs end.

Given this environment, we plan to maintain the portfolio’s current defensive positioning, with a slight underweight position in stocks and a matching overweight position in bonds. We believe our new strategic weightings in TIPS and foreign bonds will prove beneficial as the long-term risks of higher inflation and a declining dollar continue to grow.

Strategic Allocation: Moderate

Asset Allocation as of November 30, 2009
		% of net assets
U.S. Stocks and Futures		44.0%
U.S. Bonds		30.3%
Foreign Stocks(1)		17.7%
Money Market Securities		4.6%
Foreign Bonds		3.1%
Other Assets & Liabilities		0.3%
(1) Includes depositary shares, dual listed securities and foreign ordinary shares.
Fund’s Top Five U.S. Stocks as of November 30, 2009
% of fund’s U.S. stocks		% of net assets
Exxon Mobil Corp.	2.6%	1.1%
Microsoft Corp.	2.0%	0.9%
Johnson & Johnson	1.6%	0.7%
JPMorgan Chase & Co.	1.5%	0.6%
AT&T, Inc.	1.4%	0.6%
Fund’s U.S. Bonds as of November 30, 2009
		% of fund’s U.S. bonds
U.S. Treasury Securities		37.3%
Corporate Bonds		24.7%
U.S. Government Agency Mortgage-Backed Securities		22.7%
U.S. Government Agency Securities and Equivalents		7.9%
Municipal Securities		3.3%
Collateralized Mortgage Obligations		2.4%
Commercial Mortgage-Backed Securities		1.5%
Asset-Backed Securities		0.2%
Fund’s Top Five Foreign Stocks as of November 30, 2009
% of fund’s foreign stocks		% of net assets
Vale SA Preference Shares	2.6%	0.5%
Samsung Electronics Co. Ltd.	2.1%	0.4%
Petroleo Brasileiro SA-Petrobras ADR	1.6%	0.3%
ASML Holding NV(2)	1.5%	0.3%
Royal Dutch Shell plc, Class A ADR	1.3%	0.2%
(2) Includes shares traded on all exchanges.
Geographic Composition of Fund’s Foreign Stocks as of November 30, 2009
		% of fund’s foreign stocks
Europe		44.1%
Asia/Pacific		35.3%
Americas (excluding U.S.)		16.6%
Africa		1.6%
Middle East		1.4%
Multi-National		1.0%

Performance

Strategic Allocation: Aggressive

Total Returns as of November 30, 2009
		Average Annual Returns
				Since	Inception
	1 year	5 years	10 years	Inception	Date
Investor Class	26.83%	3.59%	3.42%	6.66%	2/15/96
S&P 500 Index(1)	25.39%	0.71%	-0.57%	5.83%(2)	—
Citigroup US Broad
Investment-Grade Bond Index	10.59%	5.79%	6.61%	6.43%(2)	—
90-Day U.S. Treasury Bill Index(1)	0.15%	2.76%	2.74%	3.34%(2)	—
Institutional Class	26.78%	3.77%	—	2.49%	8/1/00
A Class(3)					10/2/96
No sales charge*	26.38%	3.33%	3.16%	6.15%
With sales charge*	19.15%	2.11%	2.56%	5.67%
B Class					9/30/04
No sales charge*	25.22%	2.53%	—	3.51%
With sales charge*	21.22%	2.35%	—	3.34%
C Class	25.51%	2.57%	—	3.55%	11/27/01
R Class	26.02%	—	—	2.79%	3/31/05
*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.
(1)	Data provided by Lipper Inc. – A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
(2)	Since 2/29/96, the date nearest the Investor Class’s inception for which data are available.
(3)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class’s current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Strategic Allocation: Aggressive

One-Year Returns Over 10 Years
Periods ended November 30
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Investor Class	5.14%	-7.27%	-9.59%	18.82%	12.04%	9.74%	14.15%	16.17%	-35.37%	26.83%
S&P 500 Index	-4.22%	-12.22%	-16.51%	15.09%	12.86%	8.44%	14.23%	7.72%	-38.09%	25.39%
Citigroup US Broad
Investment-Grade
Bond Index	9.02%	11.22%	7.22%	5.31%	4.51%	2.54%	5.99%	6.37%	3.65%	10.59%
90-Day U.S.
Treasury Bill Index	5.93%	3.80%	1.65%	1.05%	1.28%	2.94%	4.60%	4.52%	1.66%	0.15%

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class	C Class	R Class
1.20%	1.00%	1.45%	2.20%	2.20%	1.70%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Portfolio Commentary

Strategic Allocation: Aggressive

Portfolio Managers: Enrique Chang, Scott Wittman, and Irina Torelli

Performance Summary

Strategic Allocation: Aggressive returned 26.83%* for the fiscal year ended November 30, 2009. The fund’s double-digit gain reflected positive results among all asset classes represented in the portfolio—domestic stocks, foreign stocks, bonds, and cash-equivalent investments.

Strategic Allocation: Aggressive’s neutral asset mix throughout the period was 78% stocks, 20% bonds, and 2% cash-equivalent investments. The portfolio’s actual asset weightings may vary based on short-term tactical adjustments and fluctuating securities prices.

Tactical Positioning

Our management approach involves making modest tactical adjustments to the fund’s actual asset mix to add value and improve its ability to meet its investment objective. Over the last 12 months, we made no major changes to the fund’s tactical allocations in stocks, bonds, and cash-equivalent investments. The portfolio was positioned defensively for much of the period, with a slight overweight position in bonds and a corresponding underweight position in stocks.

This defensive positioning reflected our view that the road to a full financial and economic recovery was likely to be long and gradual, with many bumps along the way. However, investors’ growing optimism and appetite for risk fueled a more substantial rise in stocks than in bonds during the period, and as a result, this strategy detracted from overall fund performance.

Stocks Advanced

Although the fund’s overall underweight in stocks detracted from performance, our overweight position in growth stocks paid off as growth shares outperformed value issues by a wide margin during the 12-month period. The bulk of the overweight was in large-cap growth stocks, which generated the best results among the portfolio’s domestic equity holdings. We remained overweight in growth-oriented stocks throughout the period because we believed that they would benefit the most from an eventual economic recovery.

Stock selection among large-cap value stocks added value during the period, while stock choices among mid-cap issues—the top performers in the stock market—weighed on results.

We maintained a neutral position in foreign stocks. The portfolio’s exposure to emerging markets generated the highest returns, though stock selection in this segment of the portfolio detracted. Among developed markets, favorable results from holdings in several Asian markets, including Japan and South Korea, contributed positively to performance.

Bond Positioning Added Value

The fixed-income portion of the portfolio fared well during the 12-month period, outperforming the broad bond indexes. Overweight positions in corporate bonds, high-quality municipal bonds, and commercial

*All fund returns referenced in this commentary are for Investor Class shares.

Strategic Allocation: Aggressive

mortgage-backed securities all contributed favorably to performance. However, an underweight position in high-yield corporate bonds detracted from performance.

During the period, we added a long-term strategic position in Treasury inflation-protected securities (TIPS), comprising approximately 4% of the overall portfolio (20% of the fixed-income component). This change reflects our view that the tremendous amount of fiscal and monetary stimulus flowing through the global economy has significantly heightened the risk of higher inflation over the long term.

New Strategic Allocation Changes

Effective January 1, 2010, we will be making some strategic changes to the asset mix of the portfolio to broaden our asset coverage and diversification. This is especially relevant at a time when we believe the economic outlook is uncertain, particularly in terms of which sectors of the overall economy will fare better or worse. These changes also widen our exposure to the wealth of investment talent and resources at American Century Investments.

In the equity portion of the portfolio, we are adding small positions in small-cap growth stocks, small-cap value issues, and real estate investment trusts (REITs). In order to accommodate these new positions, we are trimming our exposure to mid-cap equities—both growth and value—and international stocks.

As part of these changes, we are adjusting the portfolio’s neutral asset mix to 79% stocks, 20% bonds, and 1% cash-equivalent investments.

Outlook

Despite improving economic conditions over the past six months, we believe that the global recovery still faces several headwinds. Unemployment remains persistently high, consumers and businesses continue to deleverage amid elevated debt levels, and the federal government is producing sizable budget deficits in its efforts to sustain the recovery. Perhaps the greatest challenge will be whether the economy can maintain its momentum when the government’s temporary stimulus programs end.

Given this environment, we plan to maintain the portfolio’s current defensive positioning, with a slight underweight position in stocks and a matching overweight position in bonds. We believe the greater diversification among our equity holdings will prove valuable in an uncertain environment, and our new strategic weighting in TIPS will be beneficial as the long-term risk of higher inflation continues to grow.

Strategic Allocation: Aggressive

Asset Allocation as of November 30, 2009
		% of net assets
U.S. Stocks & Futures		52.8%
Foreign Stocks(1)		23.5%
U.S. Bonds		19.7%
Foreign Bonds		1.0%
Money Market Securities		2.8%
Other Assets & Liabilities		0.2%
(1) Includes depositary shares, dual listed securities and foreign ordinary shares.
Fund’s Top Five U.S. Stocks as of November 30, 2009
% of fund’s U.S. stocks		% of net assets
Microsoft Corp.	2.2%	1.2%
Exxon Mobil Corp.	2.0%	1.1%
Google, Inc., Class A	1.6%	0.8%
Apple, Inc.	1.6%	0.8%
Johnson & Johnson	1.5%	0.8%
Fund’s U.S. Bonds as of November 30, 2009
		% of fund’s U.S. bonds
Corporate Bonds		34.5%
U.S. Treasury Securities		34.0%
U.S. Government Agency Mortgage-Backed Securities		21.6%
U.S. Government Agency Securities and Equivalents		4.8%
Municipal Securities		2.6%
Commercial Mortgage-Backed Securities		1.4%
Collateralized Mortgage Obligations		0.9%
Asset-Backed Securities		0.2%
Fund’s Top Five Foreign Stocks as of November 30, 2009
	% of fund’s foreign stocks	% of net assets
Vale SA Preference Shares	2.7%	0.6%
Samsung Electronics Co. Ltd.	2.2%	0.5%
ASML Holding NV(2)	1.8%	0.4%
Petroleo Brasileiro SA-Petrobras ADR	1.6%	0.4%
Ctrip.com International Ltd. ADR	1.5%	0.4%
(2) Includes shares traded on all exchanges.
Geographic Composition of Fund’s Foreign Stocks as of November 30, 2009
		% of fund’s foreign stocks
Europe		43.3%
Asia/Pacific		36.1%
America (excluding U.S.)		16.5%
Africa		1.7%
Middle East		1.4%
Multi-National		1.0%

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2009 to November 30, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	6/1/09	11/30/09	6/1/09 – 11/30/09	Expense Ratio*
Strategic Allocation: Conservative
Actual
Investor Class	$1,000	$1,111.60	$5.29	1.00%
Institutional Class	$1,000	$1,110.30	$4.23	0.80%
A Class	$1,000	$1,110.20	$6.61	1.25%
B Class	$1,000	$1,103.90	$10.55	2.00%
C Class	$1,000	$1,103.90	$10.55	2.00%
R Class	$1,000	$1,106.70	$7.92	1.50%
Hypothetical
Investor Class	$1,000	$1,020.05	$5.06	1.00%
Institutional Class	$1,000	$1,021.06	$4.05	0.80%
A Class	$1,000	$1,018.80	$6.33	1.25%
B Class	$1,000	$1,015.04	$10.10	2.00%
C Class	$1,000	$1,015.04	$10.10	2.00%
R Class	$1,000	$1,017.55	$7.59	1.50%
Strategic Allocation: Moderate
Actual
Investor Class	$1,000	$1,138.80	$5.74	1.07%
Institutional Class	$1,000	$1,140.00	$4.67	0.87%
A Class	$1,000	$1,137.60	$7.07	1.32%
B Class	$1,000	$1,133.40	$11.07	2.07%
C Class	$1,000	$1,133.10	$11.07	2.07%
R Class	$1,000	$1,136.20	$8.41	1.57%
Hypothetical
Investor Class	$1,000	$1,019.70	$5.42	1.07%
Institutional Class	$1,000	$1,020.71	$4.41	0.87%
A Class	$1,000	$1,018.45	$6.68	1.32%
B Class	$1,000	$1,014.69	$10.45	2.07%
C Class	$1,000	$1,014.69	$10.45	2.07%
R Class	$1,000	$1,017.20	$7.94	1.57%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	6/1/09	11/30/09	6/1/09 – 11/30/09	Expense Ratio*
Strategic Allocation: Aggressive
Actual
Investor Class	$1,000	$1,160.20	$6.50	1.20%
Institutional Class	$1,000	$1,159.90	$5.41	1.00%
A Class	$1,000	$1,158.70	$7.85	1.45%
B Class	$1,000	$1,151.90	$11.87	2.20%
C Class	$1,000	$1,152.20	$11.87	2.20%
R Class	$1,000	$1,155.80	$9.19	1.70%
Hypothetical
Investor Class	$1,000	$1,019.05	$6.07	1.20%
Institutional Class	$1,000	$1,020.05	$5.06	1.00%
A Class	$1,000	$1,017.80	$7.33	1.45%
B Class	$1,000	$1,014.04	$11.11	2.20%
C Class	$1,000	$1,014.04	$11.11	2.20%
R Class	$1,000	$1,016.55	$8.59	1.70%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

Strategic Allocation: Conservative

NOVEMBER 30, 2009
	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Common Stocks & Rights — 44.2%			AUTOMOBILES — 0.3%
			Bayerische Motoren
AEROSPACE & DEFENSE — 0.7%			Werke AG	7,220	$ 340,684
BE Aerospace, Inc.(1)	11,200	$ 215,824
			Daimler AG	10,240	518,474
General Dynamics Corp.	3,448	227,223	Honda Motor Co. Ltd.	23,400	730,912
Goodrich Corp.	2,626	155,827			1,590,070
Honeywell			BEVERAGES — 0.8%
International, Inc.	20,200	777,094
L-3 Communications			Anheuser-Busch InBev NV	10,890	543,537
Holdings, Inc.	1,471	115,282	Coca-Cola Co. (The)	43,191	2,470,525
Lockheed Martin Corp.	4,500	347,535	Coca-Cola
Northrop Grumman Corp.	20,029	1,097,589	Enterprises, Inc.	20,942	411,510
Precision Castparts Corp.	1,400	145,152	Pepsi Bottling Group, Inc.	3,595	136,430
Raytheon Co.	7,575	390,340	PepsiCo, Inc.	18,209	1,132,964
Rockwell Collins, Inc.	7,400	395,604	Pernod-Ricard SA	4,661	397,458
					5,092,424
Rolls-Royce Group plc(1)	24,420	190,623
			BIOTECHNOLOGY — 0.6%
Rolls-Royce Group plc
C Shares(1)	1,465,200	2,410	Alexion
			Pharmaceuticals, Inc.(1)	11,000	498,850
		4,060,503
			Amgen, Inc.(1)	29,848	1,681,935
AIR FREIGHT & LOGISTICS — 0.2%
			Biogen Idec, Inc.(1)	1,189	55,812
C.H. Robinson
Worldwide, Inc.	1,102	61,425	Celgene Corp.(1)	2,271	125,927
FedEx Corp.	4,567	385,683	Gilead Sciences, Inc.(1)	16,963	781,146
TNT NV	11,260	326,652	Talecris Biotherapeutics
United Parcel Service,			Holdings Corp.(1)	8,664	162,450
Inc., Class B	12,031	691,422	Vertex
		1,465,182	Pharmaceuticals, Inc.(1)	2,400	93,168
AIRLINES — 0.1%					3,399,288
British Airways plc(1)	62,790	201,737	BUILDING PRODUCTS — 0.1%
Copa Holdings SA,			Asahi Glass Co. Ltd.	48,000	419,250
Class A	315	15,696	Masco Corp.	6,939	94,232
Ryanair Holdings plc					513,482
ADR(1)	7,830	205,224	CAPITAL MARKETS — 1.8%
Southwest Airlines Co.	26,243	241,436	AllianceBernstein
		664,093	Holding LP	7,804	197,441
AUTO COMPONENTS — 0.4%			Ameriprise Financial, Inc.	22,098	842,376
Autoliv, Inc.	20,600	836,566	Bank of New York
BorgWarner, Inc.	12,000	362,520	Mellon Corp. (The)	33,360	888,710
Cie Generale des			BlackRock, Inc.	838	190,293
Etablissements Michelin,			Blackstone Group LP
Class B	4,400	333,644	(The)	10,952	151,576
Gentex Corp.	8,820	146,588	Charles Schwab Corp.
NGK Insulators Ltd.	11,000	241,405	(The)	14,900	273,117
TRW Automotive			Credit Suisse Group AG	12,910	668,346
Holdings Corp.(1)	10,701	232,854	Federated Investors, Inc.,
WABCO Holdings, Inc.	7,222	170,656	Class B	4,126	106,368
		2,324,233	Fortress Investment
			Group LLC, Class A(1)	22,532	90,579

Strategic Allocation: Conservative

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Franklin Resources, Inc.	1,200	$ 129,636	Commonwealth
Goldman Sachs Group,			Bank of Australia	15,420	$ 745,704
Inc. (The)	11,840	2,008,774	DnB NOR ASA(1)	21,350	240,010
Janus Capital Group, Inc.	20,300	265,727	DnB NOR ASA Rights(1)	2,353	6,634
Jefferies Group, Inc.(1)	25,700	602,665	Fifth Third Bancorp.	15,800	159,264
Julius Baer Group Ltd.	9,450	311,880	HSBC Holdings plc	117,628	1,368,114
Lazard Ltd., Class A	17,400	674,424	KBC Groep NV(1)	4,430	197,161
Legg Mason, Inc.	18,716	529,476	National Bank of
Morgan Stanley	36,960	1,167,197	Greece SA(1)	27,596	812,161
Northern Trust Corp.	27,131	1,342,984	PNC Financial Services
TD Ameritrade			Group, Inc.	8,900	507,389
Holding Corp.(1)	4,894	96,118	Standard Chartered plc	24,113	588,678
Waddell & Reed			Sumitomo Mitsui
Financial, Inc., Class A	4,800	139,824	Financial Group, Inc.	6,200	204,419
		10,677,511	Toronto-Dominion
CHEMICALS — 0.9%			Bank (The)	6,212	391,604
Air Liquide SA	2,170	252,197	U.S. Bancorp.	39,739	958,902
Airgas, Inc.	3,500	161,875	UniCredit SpA(1)	132,700	453,307
Akzo Nobel NV	5,660	358,903	United Overseas
BASF SE	10,560	636,792	Bank Ltd.	45,000	612,572
Celanese Corp., Series A	19,230	572,285	Valley National Bancorp.	868	11,475
CF Industries			Wells Fargo & Co.	81,594	2,287,896
Holdings, Inc.	3,925	335,038			13,110,991
E.I. du Pont de			COMMERCIAL SERVICES & SUPPLIES — 0.6%
Nemours & Co.	23,700	819,546	Avery Dennison Corp.	6,700	251,652
Huntsman Corp.	18,841	179,366	IESI-BFC Ltd.	35,756	506,305
International Flavors &			Pitney Bowes, Inc.	38,235	880,934
Fragrances, Inc.	5,880	239,434	R.R. Donnelley & Sons Co.	14,200	292,236
Minerals			Republic Services, Inc.	28,107	792,618
Technologies, Inc.	3,566	188,428	Waste Management, Inc.	37,076	1,217,576
OM Group, Inc.(1)	1,724	52,806
					3,941,321
PPG Industries, Inc.	10,700	635,901	COMMUNICATIONS EQUIPMENT — 0.8%
Syngenta AG	1,583	419,685	Arris Group, Inc.(1)	9,200	91,908
Terra Industries, Inc.	5,288	204,011	Ciena Corp.(1)	4,260	51,759
Valspar Corp.	2,869	75,225
			Cisco Systems, Inc.(1)	90,346	2,114,096
Yara International ASA	4,380	187,771
			CommScope, Inc.(1)	9,168	230,392
		5,319,263
			Emulex Corp.(1)	34,861	339,546
COMMERCIAL BANKS — 2.2%
			F5 Networks, Inc.(1)	5,500	258,665
Banco Santander SA	71,365	1,222,674
Bank of Montreal	998	51,038	Palm, Inc.(1)	10,039	109,526
Barclays plc	76,615	368,476	Plantronics, Inc.	2,175	50,351
BNP Paribas	9,702	801,242	Polycom, Inc.(1)	2,773	59,786
Canadian Imperial			QUALCOMM, Inc.	26,010	1,170,450
Bank of Commerce	75	4,912	Research In
City National Corp.	6,179	243,823	Motion Ltd.(1)	4,367	252,806
Commerce			Tellabs, Inc.(1)	6,022	33,783
Bancshares, Inc.	21,730	873,536			4,763,068

Strategic Allocation: Conservative

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
COMPUTERS & PERIPHERALS — 1.2%			Rock-Tenn Co., Class A	2,324	$ 104,975
Apple, Inc.(1)	11,168	$ 2,232,595	Sonoco Products Co.	927	26,123
Dell, Inc.(1)	21,900	309,228			1,126,814
Diebold, Inc.	14,553	365,863	DISTRIBUTORS — 0.2%
EMC Corp.(1)	21,489	361,660	Genuine Parts Co.	18,896	677,044
Hewlett-Packard Co.	38,915	1,909,170	Li & Fung Ltd.	122,000	491,145
Lexmark International,					1,168,189
Inc., Class A(1)	5,200	130,884	DIVERSIFIED — 0.2%
NCR Corp.(1)	6,378	60,017	iShares Russell Midcap
NetApp, Inc.(1)	12,800	394,496	Value Index Fund	35,428	1,253,088
QLogic Corp.(1)	11,800	211,692	DIVERSIFIED CONSUMER SERVICES — 0.1%
SanDisk Corp.(1)	3,521	69,434	H&R Block, Inc.	20,000	406,000
Seagate Technology	27,034	409,024	DIVERSIFIED FINANCIAL SERVICES — 1.1%
Toshiba Corp.(1)	74,000	392,087	Bank of America Corp.	171,535	2,718,830
			Citigroup, Inc.	88,838	365,124
Western Digital Corp.(1)	14,179	522,354
			CME Group, Inc.	494	162,146
		7,368,504	IntercontinentalExchange,
CONSTRUCTION & ENGINEERING — 0.2%			Inc.(1)	1,600	170,864
AECOM Technology			JPMorgan Chase & Co.	79,439	3,375,363
Corp.(1)	10,756	273,202
					6,792,327
Chicago Bridge & Iron
Co. NV New York Shares	11,300	198,767	DIVERSIFIED TELECOMMUNICATION
			SERVICES — 1.4%
EMCOR Group, Inc.(1)	3,515	83,657
			AT&T, Inc.	128,993	3,475,071
Fluor Corp.	4,069	172,851	BCE, Inc.	20,883	552,448
JGC Corp.	13,000	243,186	CenturyTel, Inc.	27,881	992,285
Shaw Group, Inc. (The)(1)	2,000	57,060
			Iowa Telecommunications
URS Corp.(1)	1,061	44,085	Services, Inc.	17,933	285,135
		1,072,808	Koninklijke KPN NV	26,390	468,378
CONSTRUCTION MATERIALS — 0.2%			Telefonica SA	21,640	621,276
CRH plc	17,190	433,119	Verizon
HeidelbergCement AG	2,957	196,252	Communications, Inc.	58,412	1,837,642
Holcim Ltd.(1)	3,370	242,572	Windstream Corp.	790	7,837
Vulcan Materials Co.	4,053	196,489			8,240,072
		1,068,432	ELECTRIC UTILITIES — 0.8%
CONSUMER FINANCE — 0.2%			American Electric
American Express Co.	12,500	522,875	Power Co., Inc.	3,739	120,358
AmeriCredit Corp.(1)	7,500	138,375	Entergy Corp.	3,151	247,826
Discover Financial			Exelon Corp.	20,256	975,934
Services	19,856	306,974	FPL Group, Inc.	4,499	233,813
ORIX Corp.	6,840	473,197	Great Plains Energy, Inc.	3,541	63,030
		1,441,421	IDACORP, Inc.	25,664	758,885
CONTAINERS & PACKAGING — 0.2%			Northeast Utilities	15,047	362,783
Bemis Co., Inc.	16,025	469,533	Portland General
			Electric Co.	19,888	390,004
Crown Holdings, Inc.(1)	10,844	272,943
			PPL Corp.	23,200	708,064
Pactiv Corp.(1)	10,400	253,240
			Westar Energy, Inc.	35,703	735,125
					4,595,822

Strategic Allocation: Conservative

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
ELECTRICAL EQUIPMENT — 0.3%			Oil States
Cooper Industries plc,			International, Inc.(1)	2,740	$ 98,284
Class A	1,612	$ 68,816	Saipem SpA	21,388	687,906
Emerson Electric Co.	5,358	221,875	Schlumberger Ltd.	12,822	819,197
GrafTech International			Seadrill Ltd.	12,800	295,907
Ltd.(1)	8,111	119,313	Smith International, Inc.	4,200	114,156
Hubbell, Inc., Class A	545	23,708	Transocean Ltd.(1)	1,889	161,302
Hubbell, Inc., Class B	9,947	451,693			5,700,462
Legrand SA	10,764	295,696	FOOD & STAPLES RETAILING — 1.0%
Rockwell			Kroger Co. (The)	23,165	526,772
Automation, Inc.	5,800	252,242
			Metro AG	3,930	246,961
Vestas Wind
Systems A/S(1)	6,615	464,477	SUPERVALU, INC.	4,851	67,089
		1,897,820	SYSCO Corp.	28,351	766,611
ELECTRONIC EQUIPMENT, INSTRUMENTS &			Tesco plc	43,877	305,330
COMPONENTS — 0.6%			Walgreen Co.	34,200	1,330,038
Agilent			Wal-Mart Stores, Inc.	41,381	2,257,334
Technologies, Inc.(1)	7,600	219,792	Wesfarmers Ltd.	18,805	512,916
Arrow Electronics, Inc.(1)	4,502	118,313			6,013,051
AVX Corp.	11,152	134,493	FOOD PRODUCTS — 1.2%
Celestica, Inc.(1)	25,602	209,680	Archer-Daniels-Midland
HOYA Corp.	19,800	505,079	Co.	18,218	561,297
Ibiden Co., Ltd.	12,800	432,392	Campbell Soup Co.	21,026	735,279
Jabil Circuit, Inc.	24,200	322,102	ConAgra Foods, Inc.	53,697	1,191,536
Molex, Inc.	37,314	693,667	Danone SA	6,042	361,171
Nidec Corp.	8,600	755,137	Dean Foods Co.(1)	2,231	35,473
Tech Data Corp.(1)	393	16,549	Fresh Del Monte
			Produce, Inc.(1)	455	9,887
		3,407,204
ENERGY EQUIPMENT & SERVICES — 0.9%			General Mills, Inc.	6,974	474,232
AMEC plc	14,660	191,370	Green Mountain Coffee
			Roasters, Inc.(1)	1,900	119,662
Atwood Oceanics, Inc.(1)	11,800	444,624
			H.J. Heinz Co.	17,202	730,225
Baker Hughes, Inc.	12,631	514,587	Hershey Co. (The)	5,285	186,930
BJ Services Co.	17,712	332,631	J.M. Smucker Co. (The)	2,138	126,313
Cameron International			Kellogg Co.	15,937	837,968
Corp.(1)	12,020	454,356
Diamond Offshore			Kraft Foods, Inc., Class A	15,611	414,940
Drilling, Inc.	2,846	283,291	Lancaster Colony Corp.	747	35,647
ENSCO International, Inc.	2,429	106,876	Nestle SA	5,750	271,801
Halliburton Co.	6,715	197,152	Unilever NV CVA	21,300	652,613
Helix Energy Solutions			Unilever NV
Group, Inc.(1)	517	6,080	New York Shares	16,400	505,284
Helmerich & Payne, Inc.	3,027	113,664			7,250,258
National Oilwell			GAS UTILITIES — 0.1%
Varco, Inc.	17,006	731,598	AGL Resources, Inc.	1,547	53,449
Noble Corp.	264	10,906	New Jersey
Oceaneering			Resources Corp.	969	34,138
International, Inc.(1)	2,500	136,575	Southwest Gas Corp.	26,462	693,569

Strategic Allocation: Conservative

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
UGI Corp.	1,267	$ 29,749	Tenet Healthcare Corp.(1)	36,822	$ 167,540
WGL Holdings, Inc.	715	22,508	WellCare Health
		833,413	Plans, Inc.(1)	3,555	117,280
HEALTH CARE EQUIPMENT & SUPPLIES — 0.8%			WellPoint, Inc.(1)	6,400	345,792
Alcon, Inc.	1,300	192,244			5,889,416
Baxter International, Inc.	8,348	455,383	HEALTH CARE TECHNOLOGY — 0.1%
Beckman Coulter, Inc.	4,967	322,656	Allscripts-Misys
Becton, Dickinson & Co.	4,263	318,872	Healthcare
			Solutions, Inc.(1)	10,800	207,360
Boston Scientific Corp.(1)	50,424	422,049
			IMS Health, Inc.	7,411	158,299
C.R. Bard, Inc.	4,604	378,495			365,659
CareFusion Corp.(1)	6,250	161,438
			HOTELS, RESTAURANTS & LEISURE — 0.9%
Covidien plc	8,097	379,102	Bally Technologies, Inc.(1)	5,600	232,568
Edwards Lifesciences			Carnival plc(1)	16,230	544,145
Corp.(1)	3,400	279,752
			CEC Entertainment, Inc.(1)	15,564	453,846
Gen-Probe, Inc.(1)	2,247	93,677
Getinge AB B Shares	13,480	273,987	Chipotle Mexican Grill,
			Inc., Class A(1)	1,200	100,140
Hospira, Inc.(1)	539	25,306
			Compass Group plc	41,560	294,540
Intuitive Surgical, Inc.(1)	992	278,296
			Darden Restaurants, Inc.	6,200	194,866
Medtronic, Inc.	9,541	404,920	Hyatt Hotels Corp.,
Nobel Biocare Holding AG	7,900	234,770	Class A(1)	6,188	177,905
Sonova Holding AG	830	98,580	Intercontinental Hotels
St. Jude Medical, Inc.(1)	1,898	69,676	Group plc	23,910	330,999
STERIS Corp.	3,964	128,077	International Game
Symmetry Medical, Inc.(1)	40,286	323,094	Technology	16,700	315,463
Zimmer Holdings, Inc.(1)	5,204	307,921	International Speedway
			Corp., Class A	21,355	575,944
		5,148,295	Las Vegas Sands Corp.(1)	17,100	261,972
HEALTH CARE PROVIDERS & SERVICES — 1.0%			McDonald’s Corp.	4,783	302,525
Aetna, Inc.	10,000	291,100	Melco Crown
Cardinal Health, Inc.	17,803	573,791	Entertainment Ltd.
Coventry Health			ADR(1)	29,570	125,081
Care, Inc.(1)	1,275	28,751	Panera Bread Co.,
Express Scripts, Inc.(1)	15,444	1,325,095	Class A(1)	2,923	184,032
Fresenius Medical Care			Speedway
AG & Co. KGaA	10,307	548,022	Motorsports, Inc.	27,743	443,056
Health Management			Starbucks Corp.(1)	8,200	179,580
Associates, Inc., Class A(1)	35,000	214,550	Starwood Hotels &
Henry Schein, Inc.(1)	11	546	Resorts Worldwide, Inc.	17,034	545,429
Humana, Inc.(1)	6,056	251,385	WMS Industries, Inc.(1)	8,647	336,195
LifePoint Hospitals, Inc.(1)	18,344	532,526	Wynn Resorts Ltd.	2,500	161,350
Magellan Health					5,759,636
Services, Inc.(1)	1,775	65,267	HOUSEHOLD DURABLES — 0.5%
Medco Health			Electrolux AB B Shares(1)	20,220	494,801
Solutions, Inc.(1)	13,582	857,839
			Fortune Brands, Inc.	12,633	485,234
Patterson Cos., Inc.(1)	8,389	215,681	Harman International
Quest Diagnostics, Inc.	3,500	202,790	Industries, Inc.	8,811	331,382
Select Medical			KB Home	18,800	254,740
Holdings Corp.(1)	16,736	151,461

Strategic Allocation: Conservative

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Newell Rubbermaid, Inc.	25,800	$ 374,358	HCC Insurance
NVR, Inc.(1)	888	597,757	Holdings, Inc.	13,946	$ 364,409
Tupperware Brands Corp.	3,500	162,925	Loews Corp.	8,700	308,154
Whirlpool Corp.	4,500	333,720	Marsh & McLennan
			Cos., Inc.	70,702	1,594,330
		3,034,917
			MetLife, Inc.	3,232	110,502
HOUSEHOLD PRODUCTS — 0.8%
			Prudential Financial, Inc.	7,627	380,206
Clorox Co.	6,709	404,351
			Torchmark Corp.	9,200	400,016
Colgate-Palmolive Co.	4,698	395,525
			Transatlantic
Kimberly-Clark Corp.	17,911	1,181,589	Holdings, Inc.	4,905	265,066
Procter & Gamble Co.			Travelers Cos., Inc. (The)	22,428	1,175,003
(The)	29,309	1,827,416
			XL Capital Ltd., Class A	10,800	197,748
Reckitt Benckiser
Group plc	14,096	718,869	Zurich Financial
			Services AG	2,990	644,169
Unicharm Corp.	3,200	326,516
					11,059,012
		4,854,266
			INTERNET & CATALOG RETAIL — 0.3%
INDEPENDENT POWER PRODUCERS &
ENERGY TRADERS — 0.1%			Amazon.com, Inc.(1)	3,345	454,619
Constellation Energy			Expedia, Inc.(1)	6,300	160,524
Group, Inc.	5,947	189,234	Netflix, Inc.(1)	2,602	152,555
Mirant Corp.(1)	14,745	209,969	priceline.com, Inc.(1)	700	149,884
NRG Energy, Inc.(1)	19,430	465,154	Rakuten, Inc.	1,060	855,946
		864,357			1,773,528
INDUSTRIAL CONGLOMERATES — 0.7%			INTERNET SOFTWARE & SERVICES — 0.5%
3M Co.	10,403	805,608	Equinix, Inc.(1)	5,900	567,521
Carlisle Cos., Inc.	1,677	53,848	Google, Inc., Class A(1)	3,632	2,117,456
General Electric Co.	172,881	2,769,554	MercadoLibre, Inc.(1)	2,283	112,689
Smiths Group plc	15,700	246,400	Sohu.com, Inc.(1)	785	43,771
Tyco International Ltd.	9,100	326,417	VeriSign, Inc.(1)	1,763	39,562
		4,201,827			2,880,999
INSURANCE — 1.8%			IT SERVICES — 0.7%
ACE Ltd.(1)	10,862	529,088	Accenture plc, Class A	8,150	334,476
Admiral Group plc	16,279	284,142	Affiliated Computer
Aflac, Inc.	9,100	418,873	Services, Inc., Class A(1)	1,451	80,095
Allied World Assurance			Automatic Data
Co. Holdings Ltd.	2,236	106,858	Processing, Inc.	2,714	117,923
Allstate Corp. (The)	31,758	902,245	Cognizant Technology
American Financial			Solutions Corp., Class A(1)	6,400	281,152
Group, Inc.	7,295	176,977	Convergys Corp.(1)	5,005	55,956
Aon Corp.	33,378	1,292,730	Fiserv, Inc.(1)	4,900	226,576
Aspen Insurance			Global Payments, Inc.	2,264	116,053
Holdings Ltd.	2,221	57,546	International Business
Berkshire Hathaway, Inc.,			Machines Corp.	18,587	2,348,467
Class A(1)	2	201,200
			SAIC, Inc.(1)	5,247	93,502
Chubb Corp. (The)	28,025	1,405,174	Visa, Inc., Class A	2,051	166,131
CNA Financial Corp.(1)	4,709	107,130
			Western Union Co. (The)	15,304	282,359
Endurance Specialty
Holdings Ltd.	3,676	137,446			4,102,690

Strategic Allocation: Conservative

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
LEISURE EQUIPMENT & PRODUCTS(2)			Marvel
Mattel, Inc.	9,368	$ 182,301	Entertainment, Inc.(1)	2,252	$ 117,217
Polaris Industries, Inc.	2,733	119,241	Publicis Groupe SA	8,500	327,248
		301,542	Scripps Networks
			Interactive, Inc., Class A	8,083	319,683
LIFE SCIENCES TOOLS & SERVICES — 0.2%
			Time Warner Cable, Inc.	7,500	314,175
Bruker Corp.(1)	12,374	140,197
			Time Warner, Inc.	43,784	1,345,044
Life Technologies Corp.(1)	14,100	701,898
			Viacom, Inc., Class B(1)	18,100	536,484
Millipore Corp.(1)	3,185	216,899
					4,987,168
Thermo Fisher			METALS & MINING — 0.8%
Scientific, Inc.(1)	4,800	226,704
Waters Corp.(1)	2,300	135,194	AK Steel Holding Corp.	12,009	240,180
			Allegheny
		1,420,892	Technologies, Inc.	2,679	91,166
MACHINERY — 1.1%			Antofagasta plc	32,500	481,459
AGCO Corp.(1)	3,175	96,234	BHP Billiton Ltd.	33,050	1,250,171
Altra Holdings, Inc.(1)	44,687	502,729	Cliffs Natural
Atlas Copco AB A Shares	24,880	352,596	Resources, Inc.	2,144	94,465
Bucyrus International, Inc.	11,700	605,943	Freeport-McMoRan
Caterpillar, Inc.	1,900	110,941	Copper & Gold, Inc.(1)	9,629	797,281
Cummins, Inc.	2,965	133,129	Newmont Mining Corp.	13,640	731,650
Dover Corp.	17,529	716,586	Nucor Corp.	9,900	419,859
Eaton Corp.	4,100	261,990	Reliance Steel &
Flowserve Corp.	1,900	188,974	Aluminum Co.	1,857	75,914
			Schnitzer Steel
Graco, Inc.	4,473	126,004	Industries, Inc., Class A	1,904	84,957
Hitachi Construction			Walter Energy, Inc.	8,800	603,680
Machinery Co. Ltd.	21,200	495,419
			Worthington
Illinois Tool Works, Inc.	9,400	457,216	Industries, Inc.	4,713	55,189
Ingersoll-Rand plc	27,300	965,601			4,925,971
Joy Global, Inc.	6,367	340,889	MULTILINE RETAIL — 0.5%
Kaydon Corp.	15,687	557,830	Dollar Tree, Inc.(1)	8,271	405,031
Kennametal, Inc.	2,764	62,190	Family Dollar Stores, Inc.	14,719	449,077
Lincoln Electric			Kohl’s Corp.(1)	12,500	664,250
Holdings, Inc.	2,085	107,127
Navistar International			Macy’s, Inc.	12,400	202,244
Corp.(1)	1,507	49,746	Next plc	13,570	441,122
Robbins & Myers, Inc.	4,235	97,363	Nordstrom, Inc.	6,600	220,770
SMC Corp.	2,600	292,365	Sears Holdings Corp.(1)	248	17,596
Timken Co.	4,157	102,553	Target Corp.	10,200	474,912
Volvo AB B Shares	30,410	288,983			2,875,002
		6,912,408	MULTI-INDUSTRY — 0.1%
MEDIA — 0.8%			Financial Select Sector
British Sky Broadcasting			SPDR Fund	38,758	568,967
Group plc	52,240	455,052	MULTI-UTILITIES — 0.5%
CBS Corp., Class B	34,921	447,338	Ameren Corp.	4,407	114,538
Comcast Corp., Class A	65,207	956,587	DTE Energy Co.	277	11,111
Interpublic Group of			Integrys Energy
Cos., Inc. (The)(1)	3,632	22,991	Group, Inc.	2,041	78,660
M6-Metropole Television	5,641	145,349	PG&E Corp.	15,386	651,443

Strategic Allocation: Conservative

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Public Service Enterprise			PAPER & FOREST PRODUCTS — 0.2%
Group, Inc.	13,211	$ 414,297	International Paper Co.	13,800	$ 351,210
Wisconsin Energy Corp.	26,589	1,199,164	MeadWestvaco Corp.	14,277	390,761
Xcel Energy, Inc.	21,842	443,829	Weyerhaeuser Co.	5,688	221,491
		2,913,042			963,462
OFFICE ELECTRONICS(2)			PERSONAL PRODUCTS — 0.1%
Xerox Corp.	35,600	274,120	Avon Products, Inc.	9,200	315,100
OIL, GAS & CONSUMABLE FUELS — 4.1%			Estee Lauder Cos., Inc.
Alpha Natural			(The), Class A	2,810	131,592
Resources, Inc.(1)	7,153	264,661	Mead Johnson Nutrition
Anadarko Petroleum			Co., Class A	5,924	259,886
Corp.	3,123	185,912			706,578
Apache Corp.	15,403	1,467,598	PHARMACEUTICALS — 2.3%
BG Group plc	42,910	778,621	Abbott Laboratories	36,899	2,010,627
BP plc	69,710	658,951	Bayer AG	640	49,001
Brigham			Eli Lilly & Co.	26,670	979,589
Exploration Co.(1)	17,000	177,480
			Endo Pharmaceuticals
Chevron Corp.	38,595	3,011,954	Holdings, Inc.(1)	3,400	74,902
ConocoPhillips	45,453	2,353,102	Forest Laboratories, Inc.(1)	5,656	173,413
Continental			GlaxoSmithKline plc	25,182	520,736
Resources, Inc.(1)	7,500	282,375
			Johnson & Johnson	50,218	3,155,699
Devon Energy Corp.	7,752	522,097	King Pharmaceuticals,
EnCana Corp.	7,970	429,424	Inc.(1)	7,642	90,405
EOG Resources, Inc.	5,387	465,922	Merck & Co., Inc.	38,981	1,411,488
EQT Corp.	13,084	538,407	Novartis AG	11,860	658,266
Exxon Mobil Corp.	74,091	5,562,011	Novo Nordisk A/S
Frontier Oil Corp.	3,971	45,786	B Shares	13,450	902,339
Imperial Oil Ltd.	28,986	1,113,684	Pfizer, Inc.	181,985	3,306,667
McMoRan			Roche Holding AG	3,982	651,344
Exploration Co.(1)	7,377	53,557	Valeant Pharmaceuticals
Murphy Oil Corp.	8,994	507,172	International(1)	3,703	121,051
Noble Energy, Inc.	7,401	482,915			14,105,527
Occidental Petroleum			PROFESSIONAL SERVICES — 0.2%
Corp.	18,728	1,513,035	Adecco SA	4,910	244,901
Peabody Energy Corp.	3,965	176,284	Capita Group plc (The)	28,807	337,420
Petrohawk Energy Corp.(1)	23,707	529,614	Experian plc	50,520	476,223
Royal Dutch Shell plc,			Manpower, Inc.	1,568	77,240
Class A ADR	28,700	1,715,112	SGS SA	240	307,750
StatoilHydro ASA	28,280	692,636	Watson Wyatt
Tesoro Corp.	1,670	21,342	Worldwide, Inc., Class A	941	38,901
Total SA	10,830	670,148			1,482,435
Valero Energy Corp.	10,700	170,023	REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.3%
Whiting Petroleum			Boston Properties, Inc.	4,159	278,570
Corp.(1)	5,400	336,150
			Government Properties
World Fuel Services Corp.	2,270	120,719	Income Trust	13,085	326,732
		24,846,692	Host Hotels &
			Resorts, Inc.	35,755	376,143

Strategic Allocation: Conservative

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Public Storage	335	$ 26,659	Silicon
Simon Property			Laboratories, Inc.(1)	3,300	$ 139,359
Group, Inc.	5,751	417,868	Skyworks
SPDR Dow Jones			Solutions, Inc.(1)	17,155	211,178
REIT Fund	9,159	425,893	Teradyne, Inc.(1)	61,223	542,436
		1,851,865	Tessera
REAL ESTATE MANAGEMENT & DEVELOPMENT(2)			Technologies, Inc.(1)	1,659	39,269
Sun Hung Kai			Texas Instruments, Inc.	11,600	293,364
Properties Ltd.	6,000	88,954	Verigy Ltd.(1)	36,149	375,950
ROAD & RAIL — 0.3%			Xilinx, Inc.	2,213	50,102
Avis Budget Group, Inc.(1)	15,300	149,175			7,942,385
Burlington Northern			SOFTWARE — 1.2%
Santa Fe Corp.	1,490	146,467	Activision Blizzard, Inc.(1)	14,400	164,016
Canadian National			Adobe Systems, Inc.(1)	10,206	358,026
Railway Co.	5,790	303,380
			Autodesk, Inc.(1)	1,317	30,884
CSX Corp.	2,260	107,305
			Autonomy Corp. plc(1)	15,910	372,973
Heartland Express, Inc.	19,394	286,061
Kansas City Southern(1)	8,200	234,766	Cadence Design
			Systems, Inc.(1)	34,241	205,446
Norfolk Southern Corp.	1,973	101,412	Cerner Corp.(1)	3,800	286,102
Union Pacific Corp.	8,754	553,778	Microsoft Corp.	121,532	3,574,256
		1,882,344	Oracle Corp.	68,117	1,504,023
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT — 1.3%			Quest Software, Inc.(1)	1,890	31,809
Altera Corp.	11,100	233,433	Rovi Corp.(1)	11,400	339,834
Analog Devices, Inc.	12,200	365,878	salesforce.com, inc.(1)	1,800	112,824
Applied Materials, Inc.	65,249	803,215	Sybase, Inc.(1)	6,033	242,768
ARM Holdings plc	134,010	341,051	Symantec Corp.(1)	4,235	75,171
ASML Holding NV	23,860	733,020	Synopsys, Inc.(1)	4,138	92,981
ASML Holding NV					7,391,113
New York Shares	18,100	560,919	SPECIALTY RETAIL — 1.3%
Atheros			Abercrombie & Fitch Co.,
Communications, Inc.(1)	7,700	219,219	Class A	6,600	263,538
Broadcom Corp.,			Aeropostale, Inc.(1)	4,500	141,750
Class A(1)	9,165	267,618
			AutoZone, Inc.(1)	187	27,652
Cree, Inc.(1)	3,600	172,188
			Bed Bath &
Cypress Semiconductor			Beyond, Inc.(1)	3,900	145,704
Corp.(1)	5,339	51,094
			Best Buy Co., Inc.	5,100	218,433
Intel Corp.	48,502	931,238
			Chico’s FAS, Inc.(1)	40,900	575,463
KLA-Tencor Corp.	10,610	331,457
Lam Research Corp.(1)	822	27,940	FAST RETAILING CO. LTD.	1,100	199,537
			Gap, Inc. (The)	25,273	541,348
Linear Technology Corp.	15,400	415,338
			Home Depot, Inc. (The)	36,500	998,640
LSI Corp.(1)	14,124	74,716
			Inditex SA	3,820	243,375
Marvell Technology
Group Ltd.(1)	23,787	366,796	J. Crew Group, Inc.(1)	8,700	372,273
NVIDIA Corp.(1)	11,000	143,660	Kingfisher plc	148,451	579,282
ON Semiconductor			Lowe’s Cos., Inc.	50,002	1,090,544
Corp.(1)	6,511	50,525	Nitori Co. Ltd.	6,250	523,484
PMC - Sierra, Inc.(1)	25,400	201,422	PetSmart, Inc.	24,835	639,253

Strategic Allocation: Conservative

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
RadioShack Corp.	1,956	$ 36,890	U.S. Treasury Securities — 18.9%
Ross Stores, Inc.	11,131	489,541	U.S. Treasury Bonds,
Sherwin-Williams Co.			7.125%, 2/15/23(3)	$ 3,000,000	$ 4,072,500
(The)	1,590	96,736	U.S. Treasury Bonds,
Staples, Inc.	12,500	291,500	5.25%, 2/15/29(3)	1,000,000	1,158,126
TJX Cos., Inc. (The)	6,600	253,308	U.S. Treasury Bonds,
Tractor Supply Co.(1)	419	19,563	6.25%, 5/15/30(3)	778,000	1,012,859
Williams-Sonoma, Inc.	12,900	262,128	U.S. Treasury Inflation
		8,009,942	Indexed Bonds, 2.50%,
			1/15/29(3)	15,088,650	16,954,693
TEXTILES, APPAREL & LUXURY GOODS — 0.4%
			U.S. Treasury Inflation
Burberry Group plc	47,891	449,077	Indexed Notes, 3.00%,
Coach, Inc.	8,200	284,950	7/15/12(3)	18,017,400	19,560,140
Jones Apparel Group, Inc.	17,186	291,303	U.S. Treasury Inflation
Liz Claiborne, Inc.(1)	8,511	35,491	Indexed Notes, 1.375%,
			7/15/18(3)	17,026,010	17,572,698
Luxottica Group SpA	9,190	228,791
			U.S. Treasury Notes,
Phillips-Van Heusen Corp.	7,200	288,000	0.875%, 4/30/11(3)	11,000,000	11,075,636
Polo Ralph Lauren Corp.	4,147	318,697	U.S. Treasury Notes,
VF Corp.	5,000	363,600	1.75%, 11/15/11(3)	9,445,000	9,650,873
		2,259,909	U.S. Treasury Notes,
THRIFTS & MORTGAGE FINANCE — 0.1%			1.875%, 6/15/12(3)	8,000,000	8,200,632
Hudson City Bancorp., Inc.	16,691	221,824	U.S. Treasury Notes,
People’s United			1.50%, 7/15/12(3)	5,000,000	5,078,520
Financial, Inc.	35,508	578,425	U.S. Treasury Notes,
		800,249	1.375%, 9/15/12(3)	4,000,000	4,041,252
TOBACCO — 0.3%			U.S. Treasury Notes,
			2.375%, 8/31/14(3)	10,000,000	10,221,880
Altria Group, Inc.	24,390	458,776
			U.S. Treasury Notes,
British American			3.00%, 8/31/16(3)	6,000,000	6,155,628
Tobacco plc	12,357	375,467
			TOTAL U.S. TREASURY SECURITIES
Lorillard, Inc.	5,900	459,669	(Cost $110,247,884)		114,755,437
Philip Morris
International, Inc.	12,602	606,030	U.S. Government Agency
		1,899,942	Mortgage-Backed Securities(4) — 11.0%
TRADING COMPANIES & DISTRIBUTORS — 0.1%			FHLMC, 6.50%, 12/1/12(3)	2,494	2,687
Mitsubishi Corp.	19,400	437,645	FHLMC, 7.00%, 6/1/14(3)	44,140	47,379
WIRELESS TELECOMMUNICATION SERVICES — 0.4%			FHLMC, 6.50%, 6/1/16(3)	63,416	68,841
American Tower Corp.,			FHLMC, 4.50%, 1/1/19(3)	1,657,929	1,762,413
Class A(1)	16,500	675,180
			FHLMC, 5.00%, 1/1/21(3)	1,743,195	1,863,603
SBA Communications
Corp., Class A(1)	29,796	954,664	FHLMC, 5.00%, 4/1/21(3)	638,966	683,101
SOFTBANK CORP.	14,200	340,051	FHLMC, 8.00%, 7/1/30(3)	13,520	15,564
Vodafone Group plc	162,100	365,605	FHLMC, 6.50%, 5/1/31(3)	34,313	37,437
		2,335,500	FHLMC, 5.50%, 12/1/33(3)	624,942	668,566
TOTAL COMMON STOCKS & RIGHTS			FHLMC, 5.50%, 1/1/38(3)	3,288,154	3,507,408
(Cost $217,631,285)		268,675,370	FHLMC, 6.00%, 11/1/38	3,947,441	4,239,499
			FHLMC, 6.50%, 7/1/47(3)	192,510	207,061

Strategic Allocation: Conservative

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
FNMA, 6.50%, 5/1/11(3)	$ 2,062	$ 2,175	GNMA, 8.00%, 9/15/24(3)	$ 5,509	$ 6,347
FNMA, 6.50%, 5/1/11(3)	3,155	3,328	GNMA, 9.00%, 4/20/25(3)	2,411	2,777
FNMA, 6.50%, 5/1/11(3)	6,564	6,925	GNMA, 7.00%, 9/15/25(3)	31,893	35,492
FNMA, 6.50%, 2/1/12(3)	987	1,064	GNMA, 7.50%, 10/15/25(3)	10,894	12,431
FNMA, 6.50%, 4/1/12(3)	7,062	7,615	GNMA, 7.50%, 2/15/26(3)	19,330	22,081
FNMA, 6.50%, 5/1/12(3)	4,578	4,937	GNMA, 6.00%, 4/15/26(3)	3,297	3,561
FNMA, 6.00%, 4/1/14(3)	32,476	35,176	GNMA, 7.50%, 5/15/26(3)	5,400	6,169
FNMA, 7.50%, 6/1/15(3)	6,670	7,304	GNMA, 8.25%, 7/15/26(3)	40,879	47,074
FNMA, 4.50%, 5/1/19(3)	842,743	892,562	GNMA, 9.00%, 8/20/26(3)	836	959
FNMA, 4.50%, 5/1/19(3)	932,640	987,773	GNMA, 7.00%, 12/15/27(3)	54,977	61,278
FNMA, 5.00%, 9/1/20(3)	1,574,813	1,683,590	GNMA, 6.50%, 2/15/28(3)	2,456	2,681
FNMA, 7.00%, 6/1/26(3)	1,521	1,696	GNMA, 6.50%, 2/15/28(3)	14,005	15,293
FNMA, 7.50%, 3/1/27(3)	20,217	23,015	GNMA, 6.50%, 3/15/28(3)	12,666	13,832
FNMA, 6.50%, 6/1/29(3)	32,053	35,017	GNMA, 6.50%, 4/15/28(3)	2,479	2,708
FNMA, 7.00%, 7/1/29(3)	14,013	15,653	GNMA, 6.00%, 7/15/28(3)	15,863	17,169
FNMA, 7.00%, 7/1/29(3)	74,814	83,525	GNMA, 6.00%, 10/15/28(3)	46,527	50,359
FNMA, 7.00%, 3/1/30(3)	31,988	35,730	GNMA, 7.00%, 5/15/31(3)	27,720	30,975
FNMA, 7.50%, 8/1/30(3)	27,863	31,769	GNMA, 5.50%, 11/15/32(3)	383,789	411,782
FNMA, 7.50%, 9/1/30(3)	15,479	17,639	GNMA, 6.50%, 10/15/38(3)	5,961,069	6,401,513
FNMA, 6.50%, 9/1/31(3)	126,208	137,762	TOTAL U.S. GOVERNMENT AGENCY
FNMA, 7.00%, 9/1/31(3)	42,821	47,758	MORTGAGE-BACKED SECURITIES
			(Cost $62,821,208)		67,116,897
FNMA, 6.50%, 1/1/32(3)	45,677	49,830
FNMA, 7.00%, 6/1/32(3)	361,276	401,320	Corporate Bonds — 9.3%
FNMA, 5.50%, 6/1/33(3)	1,197,112	1,278,805	AEROSPACE & DEFENSE — 0.4%
FNMA, 5.50%, 8/1/33(3)	2,264,167	2,418,679	BAE Systems Holdings,
			Inc., 6.375%, 6/1/19(3)(5)	220,000	245,020
FNMA, 5.50%, 9/1/33(3)	576,867	616,233
			Honeywell International,
FNMA, 5.00%, 11/1/33(3)	3,602,685	3,791,615	Inc., 5.30%, 3/15/17(3)	334,000	365,491
FNMA, 5.50%, 1/1/34(3)	3,845,928	4,116,562	Honeywell International,
FNMA, 4.50%, 9/1/35(3)	2,972,718	3,067,300	Inc., 5.30%, 3/1/18(3)	270,000	294,328
FNMA, 5.00%, 2/1/36(3)	4,028,574	4,233,544	L-3 Communications
			Corp., 5.20%,
FNMA, 5.50%, 4/1/36(3)	803,698	857,665	10/15/19(3)(5)	160,000	164,758
FNMA, 5.00%, 10/1/36(3)	325,331	341,731	Lockheed Martin Corp.,
FNMA, 5.50%, 12/1/36(3)	2,584,010	2,753,888	6.15%, 9/1/36(3)	140,000	154,860
FNMA, 5.50%, 1/1/37	9,432,063	10,065,411	Lockheed Martin Corp.,
			5.50%, 11/15/39(3)	310,000	313,877
FNMA, 5.50%, 2/1/37(3)	1,612,393	1,718,395
FNMA, 6.50%, 8/1/37(3)	3,486,579	3,760,534	United Technologies
			Corp., 6.05%, 6/1/36(3)	341,000	382,699
FNMA, 6.50%, 6/1/47(3)	142,860	153,683	United Technologies
FNMA, 6.50%, 8/1/47(3)	818,607	880,626	Corp., 6.125%, 7/15/38(3)	260,000	297,504
FNMA, 6.50%, 9/1/47(3)	56,405	60,678			2,218,537
FNMA, 6.50%, 9/1/47(3)	398,268	428,441	AUTOMOBILES — 0.1%
FNMA, 6.50%, 9/1/47(3)	1,669,651	1,796,146	Daimler Finance N.A.
			LLC, 5.875%, 3/15/11(3)	320,000	335,852
GNMA, 7.00%, 1/15/24(3)	7,173	7,978
GNMA, 8.00%, 7/15/24(3)	6,752	7,780

Strategic Allocation: Conservative

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
BEVERAGES — 0.2%			COMMERCIAL BANKS — 0.6%
Anheuser-Busch InBev			Barclays Bank plc,
Worldwide, Inc., 3.00%,			5.00%, 9/22/16(3)	$ 220,000	$ 228,538
10/15/12(3)(5)	$ 380,000	$ 387,069	BB&T Corp., 5.70%,
Anheuser-Busch InBev			4/30/14(3)	220,000	241,549
Worldwide, Inc., 6.875%,			Eurohypo AG, 3.75%,
11/15/19(5)	360,000	411,940	4/11/11	430,000	665,312
Dr Pepper Snapple Group,			PNC Bank N.A., 4.875%,
Inc., 6.82%, 5/1/18(3)	330,000	382,977	9/21/17(3)	530,000	520,056
SABMiller plc, 6.20%,			PNC Bank N.A., 6.00%,
7/1/11(3)(5)	310,000	330,979	12/7/17(3)	340,000	355,032
		1,512,965	Royal Bank of Scotland
CAPITAL MARKETS — 0.8%			Group plc, 3.25%,
Bank of New York Mellon			1/25/13	95,000	143,098
Corp. (The), 4.30%,			SunTrust Bank, 7.25%,
5/15/14	350,000	374,439	3/15/18(3)	130,000	138,575
Credit Suisse (New York),			Wachovia Bank N.A.,
5.00%, 5/15/13(3)	530,000	572,804	4.80%, 11/1/14(3)	444,000	460,447
Credit Suisse (New York),			Wachovia Bank N.A.,
5.50%, 5/1/14(3)	300,000	329,539	4.875%, 2/1/15(3)	169,000	175,070
Credit Suisse (New York),			Wells Fargo & Co.,
5.30%, 8/13/19(3)	280,000	294,187	4.375%, 1/31/13(3)	400,000	419,496
Deutsche Bank AG			Wells Fargo Bank N.A.,
(London), 4.875%,			6.45%, 2/1/11(3)	170,000	179,682
5/20/13(3)	360,000	387,384	Westpac Banking Corp.,
Goldman Sachs Group,			4.875%, 11/19/19(3)	120,000	122,159
Inc. (The), 6.00%,					3,649,014
5/1/14(3)	220,000	243,106
			COMMERCIAL SERVICES & SUPPLIES — 0.1%
Goldman Sachs Group,
Inc. (The), 7.50%,			Allied Waste North
2/15/19(3)	880,000	1,041,710	America, Inc., 6.375%,
			4/15/11(3)	200,000	210,669
Jefferies Group, Inc.,
8.50%, 7/15/19(3)	130,000	143,355	Republic Services, Inc.,
			5.50%, 9/15/19(3)(5)	160,000	168,051
Morgan Stanley, 4.20%,
11/20/14(3)	250,000	251,547	Waste Management, Inc.,
			7.375%, 3/11/19(3)	250,000	296,768
Morgan Stanley, 6.625%,
4/1/18(3)	370,000	402,325	Waste Management, Inc.,
			6.125%, 11/30/39(3)	150,000	155,465
Morgan Stanley, 7.30%,
5/13/19(3)	570,000	644,081			830,953
UBS AG (Stamford			COMMUNICATIONS EQUIPMENT — 0.1%
Branch), 5.75%,			Cisco Systems, Inc.,
4/25/18(3)	160,000	165,750	5.90%, 2/15/39(3)	350,000	368,360
		4,850,227	CONSUMER FINANCE — 0.3%
CHEMICALS — 0.1%			American Express
Dow Chemical Co. (The),			Centurion Bank, 5.55%,
			10/17/12(3)	220,000	238,629
8.55%, 5/15/19(3)	180,000	213,234
Rohm & Haas Co.,			American Express
5.60%, 3/15/13(3)	280,000	298,032	Centurion Bank, 6.00%,
			9/13/17(3)	250,000	263,357
		511,266	American Express Co.,
			7.25%, 5/20/14(3)	120,000	137,298

Strategic Allocation: Conservative

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Capital One Bank USA			Telefonica Emisiones
N.A., 8.80%, 7/15/19(3)	$ 250,000	$ 296,772	SAU, 7.05%, 6/20/36(3)	$ 340,000	$ 400,234
General Electric Capital			Verizon Communications,
Corp., 3.75%, 11/14/14(3)	250,000	251,408	Inc., 6.40%, 2/15/38(3)	110,000	118,503
General Electric Capital					3,638,189
Corp., 4.375%, 9/21/15(3)	250,000	257,598	ELECTRIC UTILITIES — 0.3%
General Electric Capital			Carolina Power & Light
Corp., 5.625%, 9/15/17(3)	375,000	391,953	Co., 5.15%, 4/1/15(3)	141,000	155,994
		1,837,015	Carolina Power & Light
DIVERSIFIED FINANCIAL SERVICES — 0.6%			Co., 5.25%, 12/15/15(3)	287,000	322,797
Bank of America Corp.,			Cleveland Electric
6.50%, 8/1/16(3)	200,000	212,849	Illuminating Co. (The),
Bank of America Corp.,			5.70%, 4/1/17(3)	127,000	134,247
7.625%, 6/1/19(3)	210,000	241,070	Duke Energy Corp.,
Bank of America N.A.,			3.95%, 9/15/14(3)	160,000	165,449
5.30%, 3/15/17(3)	500,000	490,828	FirstEnergy Solutions
Citigroup, Inc., 5.50%,			Corp., 6.05%, 8/15/21(3)(5)	370,000	388,428
4/11/13(3)	540,000	558,496	Florida Power Corp.,
Citigroup, Inc., 5.50%,			6.35%, 9/15/37(3)	270,000	306,791
10/15/14(3)	110,000	112,225	Southern California
Citigroup, Inc., 6.125%,			Edison Co., 5.625%,
5/15/18(3)	370,000	370,314	2/1/36(3)	100,000	105,780
Citigroup, Inc., 8.50%,			Toledo Edison Co. (The),
5/22/19(3)	140,000	158,482	6.15%, 5/15/37(3)	220,000	225,395
JPMorgan Chase & Co.,					1,804,881
4.65%, 6/1/14(3)	290,000	310,231	ELECTRICAL EQUIPMENT(2)
JPMorgan Chase & Co.,			Roper Industries, Inc.,
6.00%, 1/15/18(3)	840,000	912,638	6.25%, 9/1/19(3)	100,000	107,109
		3,367,133	ELECTRONIC EQUIPMENT, INSTRUMENTS &
DIVERSIFIED TELECOMMUNICATION			COMPONENTS — 0.1%
SERVICES — 0.6%			Corning, Inc., 6.625%,
Alltel Corp., 7.875%,			5/15/19(3)	360,000	406,077
7/1/32(3)	140,000	170,888	ENERGY EQUIPMENT & SERVICES — 0.1%
AT&T, Inc., 6.80%,			Weatherford
5/15/36(3)	430,000	468,238	International Ltd.,
AT&T, Inc., 6.55%,			9.625%, 3/1/19(3)	340,000	425,737
2/15/39(3)	670,000	726,569	FOOD & STAPLES RETAILING — 0.4%
Embarq Corp., 7.08%,			CVS Caremark Corp.,
6/1/16(3)	260,000	289,446	6.60%, 3/15/19(3)	330,000	371,019
France Telecom SA,			SYSCO Corp., 4.20%,
4.375%, 7/8/14(3)	360,000	383,554	2/12/13(3)	140,000	149,027
Koninklijke KPN NV,			Wal-Mart Stores, Inc.,
8.375%, 10/1/30(3)	100,000	127,774	3.00%, 2/3/14(3)	520,000	536,862
Qwest Corp., 7.875%,			Wal-Mart Stores, Inc.,
9/1/11(3)	130,000	135,687	5.875%, 4/5/27(3)	382,000	416,007
Qwest Corp., 7.50%,			Wal-Mart Stores, Inc.,
10/1/14(3)	130,000	133,575	6.50%, 8/15/37(3)	420,000	495,123
Telecom Italia Capital SA,			Wal-Mart Stores, Inc.,
6.175%, 6/18/14(3)	280,000	309,387	6.20%, 4/15/38(3)	260,000	295,162
Telefonica Emisiones					2,263,200
SAU, 5.88%, 7/15/19(3)	340,000	374,334

Strategic Allocation: Conservative

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
FOOD PRODUCTS — 0.1%			MetLife, Inc., 6.75%,
General Mills, Inc.,			6/1/16(3)	$ 280,000	$ 322,160
5.65%, 9/10/12(3)	$ 180,000	$ 197,973	New York Life Global
Kellogg Co., 4.45%,			Funding, 4.65%,
5/30/16(3)	290,000	308,667	5/9/13(3)(5)	220,000	235,591
Kraft Foods, Inc., 6.00%,			Prudential Financial, Inc.,
2/11/13(3)	100,000	108,891	7.375%, 6/15/19(3)	150,000	170,797
Kraft Foods, Inc., 6.125%,			Prudential Financial, Inc.,
2/1/18(3)	210,000	225,729	5.40%, 6/13/35(3)	320,000	280,549
		841,260	Travelers Cos., Inc. (The),
			5.90%, 6/2/19(3)	140,000	156,967
HEALTH CARE EQUIPMENT & SUPPLIES — 0.1%
Baxter International, Inc.,					1,746,456
5.90%, 9/1/16(3)	175,000	200,149	MACHINERY — 0.1%
Baxter International, Inc.,			Caterpillar Financial
5.375%, 6/1/18(3)	260,000	287,207	Services Corp., 4.85%,
			12/7/12(3)	270,000	294,129
Baxter International, Inc.,
6.25%, 12/1/37(3)	270,000	309,591	Deere & Co., 5.375%,
			10/16/29(3)	250,000	263,487
		796,947
HEALTH CARE PROVIDERS & SERVICES — 0.1%					557,616
Express Scripts, Inc.,			MEDIA — 0.7%
5.25%, 6/15/12(3)	280,000	300,508	British Sky Broadcasting
			Group plc, 9.50%,
Medco Health Solutions,			11/15/18(3)(5)	370,000	488,408
Inc., 7.25%, 8/15/13(3)	400,000	454,647
			CBS Corp., 5.50%,
Quest Diagnostics, Inc.,			5/15/33(3)	150,000	124,030
4.75%, 1/30/20(3)	150,000	151,602
			Comcast Corp., 5.90%,
		906,757	3/15/16(3)	292,000	319,195
HOTELS, RESTAURANTS & LEISURE — 0.2%			Comcast Corp., 6.40%,
McDonald’s Corp., 5.35%,			5/15/38(3)	260,000	270,570
3/1/18(3)	230,000	255,274
			News America, Inc.,
McDonald’s Corp., 6.30%,			6.90%, 8/15/39(3)(5)	220,000	240,830
10/15/37(3)	270,000	310,583
			Omnicom Group, Inc.,
Yum! Brands, Inc.,			6.25%, 7/15/19(3)	250,000	276,931
5.30%, 9/15/19(3)	380,000	392,702
			Rogers Cable, Inc.,
Yum! Brands, Inc.,			6.25%, 6/15/13(3)	240,000	264,471
6.875%, 11/15/37(3)	275,000	304,005
			Time Warner Cable, Inc.,
		1,262,564	5.40%, 7/2/12(3)	210,000	226,430
HOUSEHOLD PRODUCTS — 0.1%			Time Warner Cable, Inc.,
Kimberly-Clark Corp.,			6.75%, 7/1/18(3)	360,000	402,772
6.125%, 8/1/17(3)	290,000	334,936	Time Warner, Inc.,
INDUSTRIAL CONGLOMERATES — 0.1%			5.50%, 11/15/11(3)	245,000	262,184
General Electric Co.,			Time Warner, Inc.,
5.00%, 2/1/13(3)	413,000	442,749	7.625%, 4/15/31(3)	77,000	89,615
General Electric Co.,			Time Warner, Inc.,
5.25%, 12/6/17(3)	320,000	333,603	7.70%, 5/1/32(3)	220,000	258,854
		776,352	Viacom, Inc., 5.625%,
INSURANCE — 0.3%			9/15/19(3)	550,000	588,733
Allstate Corp. (The),			Viacom, Inc., 6.875%,
7.45%, 5/16/19	220,000	263,730	4/30/36(3)	190,000	206,102
MetLife Global Funding I,					4,019,125
5.125%, 4/10/13(3)(5)	295,000	316,662

Strategic Allocation: Conservative

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
METALS & MINING — 0.2%			Enbridge Energy
Barrick Gold Corp.,			Partners LP, 6.50%,
6.95%, 4/1/19	$ 160,000	$ 186,303	4/15/18(3)	$ 130,000	$ 145,862
Newmont Mining Corp.,			Enterprise Products
6.25%, 10/1/39(3)	270,000	268,571	Operating LLC, 6.30%,
			9/15/17(3)	620,000	685,631
Rio Tinto Finance USA
Ltd., 5.875%, 7/15/13(3)	460,000	505,388	EOG Resources, Inc.,
			5.625%, 6/1/19(3)	210,000	233,806
Xstrata Finance Canada
Ltd., 5.80%, 11/15/16(3)(5)	235,000	237,438	Kerr-McGee Corp.,
			6.95%, 7/1/24(3)	220,000	239,993
		1,197,700
MULTILINE RETAIL(2)			Kinder Morgan Energy
			Partners LP, 6.85%,
Macy’s Retail Holdings,			2/15/20(3)	290,000	329,820
Inc., 5.35%, 3/15/12(3)	209,000	210,045	Kinder Morgan Energy
MULTI-UTILITIES — 0.5%			Partners LP, 6.50%,
CenterPoint Energy			9/1/39(3)	160,000	164,810
Resources Corp., 6.125%,			Nexen, Inc., 5.65%,
11/1/17(3)	270,000	291,150	5/15/17(3)	220,000	227,870
CenterPoint Energy			Nexen, Inc., 6.40%,
Resources Corp., 6.25%,			5/15/37(3)	370,000	371,080
2/1/37(3)	380,000	391,736	Plains All American
Dominion Resources,			Pipeline LP/PAA Finance
Inc., 4.75%, 12/15/10(3)	307,000	318,345	Corp., 8.75%, 5/1/19(3)	290,000	357,416
Dominion Resources,			Shell International
Inc., 6.40%, 6/15/18(3)	260,000	294,345	Finance BV, 4.30%,
NSTAR Electric Co.,			9/22/19(3)	260,000	267,175
5.625%, 11/15/17(3)	250,000	276,226	Shell International
Pacific Gas & Electric			Finance BV, 6.375%,
Co., 4.20%, 3/1/11(3)	510,000	528,563	12/15/38(3)	240,000	279,720
Pacific Gas & Electric			Talisman Energy, Inc.,
Co., 5.80%, 3/1/37(3)	194,000	204,215	7.75%, 6/1/19(3)	260,000	312,062
Pacific Gas & Electric			XTO Energy, Inc., 5.30%,
Co., 6.35%, 2/15/38(3)	260,000	294,425	6/30/15(3)	407,000	441,037
PG&E Corp., 5.75%,			XTO Energy, Inc., 6.50%,
4/1/14(3)	220,000	242,718	12/15/18(3)	220,000	248,958
Sempra Energy, 8.90%,			XTO Energy, Inc., 6.10%,
11/15/13(3)	200,000	238,488	4/1/36(3)	324,000	336,336
Sempra Energy, 6.50%,					5,700,666
6/1/16(3)	150,000	167,564	PERSONAL PRODUCTS(2)
Sempra Energy, 6.00%,			Mead Johnson Nutrition
10/15/39(3)	100,000	99,757	Co., 3.50%, 11/1/14(3)(5)	150,000	152,746
		3,347,532	PHARMACEUTICALS — 0.4%
OFFICE ELECTRONICS(2)			Abbott Laboratories,
Xerox Corp., 5.65%,			5.875%, 5/15/16(3)	130,000	148,308
5/15/13(3)	100,000	106,506	Abbott Laboratories,
OIL, GAS & CONSUMABLE FUELS — 0.9%			5.60%, 11/30/17(3)	250,000	280,490
Anadarko Petroleum			AstraZeneca plc, 5.40%,
Corp., 6.95%, 6/15/19(3)	130,000	148,875	9/15/12(3)	325,000	361,009
Anadarko Petroleum			AstraZeneca plc, 5.90%,
Corp., 6.45%, 9/15/36(3)	300,000	316,398	9/15/17(3)	420,000	481,448
ConocoPhillips, 6.50%,			GlaxoSmithKline Capital,
2/1/39(3)	520,000	593,817	Inc., 4.85%, 5/15/13(3)	240,000	262,204

Strategic Allocation: Conservative

		Shares/			Shares/
		Principal			Principal
		Amount	Value		Amount		Value
Pfizer, Inc., 7.20%,				U.S. Government Agency
3/15/39(3)		$ 210,000	$ 268,424
Watson Pharmaceuticals,				Securities and Equivalents — 3.7%
Inc., 5.00%, 8/15/14(3)		250,000	260,331	FIXED-RATE U.S. GOVERNMENT
Wyeth, 5.95%, 4/1/37(3)		314,000	346,412	AGENCY SECURITIES — 2.0%
			2,408,626	FNMA, 2.75%, 3/13/14(3)	$ 5,000,000		$ 5,174,150
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.2%				FNMA, 5.375%, 6/12/17(3)		5,500,000	6,322,074
ProLogis, 7.625%,							11,496,224
8/15/14(3)		110,000	118,104	GOVERNMENT-BACKED CORPORATE BONDS(6) — 1.7%
ProLogis, 5.625%,				Bank of America Corp.,
11/15/16(3)		580,000	551,460	VRN, 0.58%, 1/29/10(3)		2,400,000	2,422,214
ProLogis, 7.375%,				Citigroup Funding, Inc.,
10/30/19(3)		150,000	152,452	VRN, 0.61%, 1/29/10(3)		2,500,000	2,523,735
Simon Property Group				KeyCorp, VRN, 0.95%,
LP, 6.75%, 5/15/14(3)		180,000	197,493	12/15/09(3)		1,300,000	1,309,948
			1,019,509	Morgan Stanley, VRN,
REAL ESTATE MANAGEMENT & DEVELOPMENT(2)				0.64%, 12/21/09(3)		2,500,000	2,525,570
AMB Property LP,				State Street Bank
6.625%, 12/1/19(3)		100,000	100,938	and Trust Co., 1.85%,
				3/15/11(3)		2,000,000	2,034,876
ROAD & RAIL — 0.1%
CSX Corp., 7.375%,							10,816,343
2/1/19(3)		220,000	261,664	TOTAL U.S. GOVERNMENT AGENCY
				SECURITIES AND EQUIVALENTS
Union Pacific Corp.,				(Cost $21,678,133)			22,312,567
5.75%, 11/15/17(3)		400,000	437,386
			699,050	Sovereign Governments &
SOFTWARE — 0.1%				Agencies — 2.5%
Intuit, Inc., 5.75%,				AUSTRALIA(2)
3/15/17(3)		302,000	322,981
				New South Wales
SPECIALTY RETAIL — 0.1%				Treasury Corp., 5.50%,
Home Depot, Inc. (The),				3/1/17	AUD	120,000	107,937
5.875%, 12/16/36(3)		90,000	88,916	AUSTRIA — 0.1%
Staples, Inc., 9.75%,				Republic of Austria,
1/15/14(3)		340,000	411,703	3.40%, 10/20/14	EUR	80,000	124,386
			500,619	Republic of Austria,
THRIFTS & MORTGAGE FINANCE(2)				4.30%, 9/15/17(5)	EUR	80,000	128,713
Compagnie de				Republic of Austria,
Financement Foncier,				4.35%, 3/15/19(5)	EUR	130,000	207,963
1.25%, 12/1/11	JPY	26,000,000	300,757	Republic of Austria,
TOBACCO(2)				4.15%, 3/15/37(5)	EUR	60,000	88,089
Altria Group, Inc., 9.25%,							549,151
8/6/19(3)		$ 220,000	269,234	BELGIUM — 0.1%
WIRELESS TELECOMMUNICATION SERVICES — 0.2%				Kingdom of Belgium,
Cellco Partnership/				4.00%, 3/28/18	EUR	330,000	517,531
Verizon Wireless Capital				Kingdom of Belgium,
LLC, 8.50%, 11/15/18(3)		690,000	883,417	5.00%, 3/28/35	EUR	70,000	115,193
Rogers Communications,							632,724
Inc., 6.80%, 8/15/18(3)		180,000	207,041	CANADA — 0.1%
			1,090,458	Government of Canada,
TOTAL CORPORATE BONDS				3.75%, 6/1/12	CAD	210,000	210,305
(Cost $52,586,345)			56,795,895

Strategic Allocation: Conservative

		Shares/				Shares/
		Principal				Principal
		Amount	Value			Amount	Value
Government of Canada,				IRELAND — 0.1%
5.00%, 6/1/14	CAD	280,000	$ 296,706	Republic of Ireland,
Government of Canada,				4.00%, 1/15/14	EUR	120,000	$ 185,075
5.75%, 6/1/33	CAD	150,000	181,542	Republic of Ireland,
Hydro Quebec, 8.40%,				5.90%, 10/18/19	EUR	70,000	113,828
1/15/22(3)	EUR	77,000	104,226				298,903
			792,779	ITALY — 0.1%
DENMARK — 0.1%				Republic of Italy,
Kingdom of Denmark,				5.25%, 8/1/17	EUR	350,000	591,702
5.00%, 11/15/13	DKK	1,740,000	384,146	Republic of Italy,
Kingdom of Denmark,				5.00%, 8/1/34	EUR	90,000	140,083
4.00%, 11/15/17	DKK	370,000	78,266	Republic of Italy,
			462,412	4.00%, 2/1/37	EUR	110,000	146,924
FINLAND — 0.1%							878,709
Government of Finland,				JAPAN — 0.4%
4.25%, 9/15/12	EUR	150,000	240,633	Development Bank of
Government of Finland,				Japan, 2.30%, 3/19/26	JPY	10,000,000	120,458
3.125%, 9/15/14	EUR	190,000	294,484	Government of Japan,
Government of Finland,				1.20%, 3/20/12	JPY	54,900,000	648,942
3.875%, 9/15/17	EUR	185,000	291,651	Government of Japan,
			826,768	0.60%, 9/20/14	JPY	30,500,000	353,913
FRANCE — 0.1%				Government of Japan,
Government of France,				1.20%, 6/20/15	JPY	22,800,000	271,632
4.00%, 4/25/14	EUR	140,000	224,849	Government of Japan,
Government of France,				1.80%, 6/20/18	JPY	15,300,000	187,694
3.25%, 4/25/16	EUR	60,000	92,460	Government of Japan,
Government of France,				1.50%, 9/20/18	JPY	25,700,000	307,245
4.25%, 4/25/19	EUR	130,000	209,554	Government of Japan,
Government of France,				2.10%, 12/20/26	JPY	16,500,000	195,835
5.50%, 4/25/29	EUR	60,000	107,539	Government of Japan,
Government of France,				2.40%, 3/20/37	JPY	10,700,000	130,250
4.75%, 4/25/35	EUR	60,000	99,807				2,215,969
			734,209	MULTI-NATIONAL — 0.1%
GERMANY — 0.5%				European Investment
German Federal Republic,				Bank, 4.75%, 6/6/12	GBP	100,000	175,945
4.25%, 10/12/12	EUR	380,000	612,714	European Investment
German Federal Republic,				Bank, 5.375%, 10/15/12	EUR	140,000	230,627
3.50%, 1/4/16	EUR	530,000	838,667				406,572
German Federal Republic,				NETHERLANDS — 0.1%
3.75%, 1/4/19	EUR	390,000	617,921	Kingdom of Netherlands,
German Federal Republic,				4.25%, 7/15/13	EUR	260,000	420,535
5.625%, 1/4/28	EUR	190,000	346,860	Kingdom of Netherlands,
German Federal Republic,				4.00%, 7/15/16	EUR	70,000	112,021
4.75%, 7/4/34	EUR	140,000	235,380	Kingdom of Netherlands,
German Federal Republic,				4.00%, 1/15/37	EUR	140,000	209,400
4.25%, 7/4/39	EUR	70,000	111,852				741,956
Kreditanstalt fuer				PORTUGAL — 0.1%
Wiederaufbau, 4.375%,
10/11/13	EUR	220,000	355,306	Portugal Obrigacoes
				do Tesouro OT, 0.60%,
			3,118,700	10/15/14	EUR	80,000	124,776

Strategic Allocation: Conservative

		Shares/			Shares/
		Principal			Principal
		Amount	Value		Amount	Value
Portugal Obrigacoes				Municipal Securities — 2.0%
do Tesouro OT, 4.35%,
10/16/17	EUR	195,000	$ 310,969	California Educational
Portugal Obrigacoes				Facilities Auth. Rev.,
do Tesouro OT, 4.75%,				Series 2007 T1,
6/14/19	EUR	180,000	291,451	(Stanford University),
				5.00%, 3/15/39(3)	$ 2,500,000	$ 2,821,400
			727,196	California GO, (Building
SPAIN — 0.1%				Bonds), 7.30%, 10/1/39(3)	510,000	512,463
Government of Spain,				Columbus Development
5.40%, 7/30/11	EUR	110,000	176,247	Auth. Industrial Rev.,
Government of Spain,				(Litho-Krome), VRDN,
4.25%, 1/31/14	EUR	150,000	241,035	0.30%, 12/3/09 (LOC:
Government of Spain,				Bank of America N.A.)(3)	2,500,000	2,500,000
4.30%, 10/31/19	EUR	100,000	157,293	Gulf Gate Apartments,
Government of Spain,				VRDN, 0.25%, 12/3/09(3)	3,000,000	3,000,000
4.90%, 7/30/40	EUR	110,000	175,735	Illinois GO, (Taxable
			750,310	Pension), 5.10%,
				6/1/33(3)	800,000	719,184
SWEDEN — 0.1%
				Los Angeles Unified
Government of Sweden,				School District GO,
5.25%, 3/15/11	SEK	970,000	147,571	(Building Bonds), 5.76%,
Government of Sweden,				7/1/29(3)	260,000	255,640
6.75%, 5/5/14	SEK	500,000	84,687	New Jersey State
Government of Sweden,				Turnpike Auth. Rev.,
4.25%, 3/12/19	SEK	460,000	71,502	Series 2009 F, (Building
			303,760	Bonds), 7.41%, 1/1/40(3)	270,000	325,029
UNITED KINGDOM — 0.3%				New York State Dormitory
Government of United				Auth. Rev., (Building
				Bonds), 5.63%, 3/15/39(3)	220,000	224,055
Kingdom, 5.00%, 3/7/12	GBP	50,000	88,878
Government of United				Orange County Housing
Kingdom, 5.00%, 9/7/14	GBP	110,000	200,448	Finance Auth. Multifamily
				Rev., Series 2002 B,
Government of United				(Millenia), VRDN, 0.28%,
Kingdom, 4.00%, 9/7/16	GBP	80,000	139,350	12/2/09 (LOC: FNMA)(3)	985,000	985,000
Government of United				Texas GO, (Building
Kingdom, 4.50%, 3/7/19	GBP	350,000	620,241	Bonds), 5.52%, 4/1/39(3)	410,000	425,633
Government of United				University of California
Kingdom, 8.00%, 6/7/21	GBP	30,000	69,383	Rev., (Building Bonds),
Government of United				5.77%, 5/15/43(3)	280,000	287,582
Kingdom, 4.25%, 6/7/32	GBP	110,000	185,476	TOTAL MUNICIPAL SECURITIES
Government of United				(Cost $11,662,259)		12,055,986
Kingdom, 4.25%,
3/7/36(1)	GBP	140,000	235,026	Commercial Paper(7) — 1.2%
Government of United				Catholic Health Initiatives,
Kingdom, 4.50%,				0.95%, 2/4/10(3)	2,500,000	2,500,000
12/7/42	GBP	260,000	460,970	Govco LLC, 0.80%,
			1,999,772	12/21/09(3)(5)	2,500,000	2,499,425
TOTAL SOVEREIGN				Honeywell International,
GOVERNMENTS & AGENCIES				Inc., 0.96%, 12/7/09(3)(5)	2,500,000	2,499,925
(Cost $14,761,829)			15,547,827	TOTAL COMMERCIAL PAPER
				(Cost $7,498,493)		7,499,350

Strategic Allocation: Conservative

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Commercial Mortgage-Backed			FNMA, Series 2002-86,
			Class KB SEQ, 5.00%,
Securities(4) — 0.6%			5/25/16(3)	$ 321,908	$ 324,697
Commercial Mortgage			FNMA, Series 2003-52,
Pass-Through			Class KF SEQ, VRN,
Certificates, Series 2005			0.64%, 12/25/09, resets
F10A, Class A1, VRN,			monthly off the 1-month
0.34%, 12/15/09, resets			LIBOR plus 0.40% with a
monthly off the 1-month			cap of 7.50%(3)	444,850	442,530
LIBOR plus 0.10% with					2,255,741
no caps(3)(5)	$ 72,708	$ 72,206
			TOTAL COLLATERALIZED
Credit Suisse Mortgage			MORTGAGE OBLIGATIONS
Capital Certificates,			(Cost $2,135,169)		2,280,468
Series 2007 TF2A,
Class A1, VRN, 0.42%,			Asset-Backed Securities(4) — 0.1%
12/15/09, resets			CNH Equipment Trust,
monthly off the 1-month			Series 2007 C, Class A3A
LIBOR plus 0.18% with			SEQ, 5.21%, 12/15/11(3)	338,152	340,285
no caps(3)(5)	1,043,494	892,587
			SLM Student Loan Trust,
Greenwich Capital			Series 2006-5, Class A2,
Commercial Funding			VRN, 0.27%, 1/25/10,
Corp., Series 2006 FL4A,			resets quarterly off the
Class A1, VRN, 0.33%,			3-month LIBOR minus
12/5/09, resets			0.01% with no caps(3)	74,882	74,828
monthly off the 1-month
LIBOR plus 0.09% with			TOTAL ASSET-BACKED SECURITIES
no caps(3)(5)	404,579	347,453	(Cost $413,032)		415,113

LB-UBS Commercial			Temporary Cash Investments — 5.5%
Mortgage Trust, Series			JPMorgan U.S. Treasury
2005 C2, Class A2 SEQ,			Plus Money Market Fund
4.82%, 4/15/30(3)	1,444,024	1,447,383
			Agency Shares(3)	33,346,924	33,346,924
Merrill Lynch Floating
Trust, Series 2006-1,			U. S. Treasury Bills,
			0.02%, 1/21/10(3)(7)	$ 80,000	80,001
Class A1, VRN, 0.31%,
12/15/09, resets monthly			TOTAL TEMPORARY
off the 1-month LIBOR			CASH INVESTMENTS
plus 0.07% with no			(Cost $33,426,922)		33,426,925

caps(3)(5)	847,521	762,390	Temporary Cash Investments –
TOTAL COMMERCIAL
MORTGAGE-BACKED SECURITIES			Segregated For Futures Contracts — 0.1%
(Cost $3,804,685)		3,522,019	JPMorgan U.S. Treasury
			Plus Money Market Fund
Collateralized Mortgage			Agency Shares
Obligations(4) — 0.4%			(Cost $603,000)	603,000	603,000
PRIVATE SPONSOR COLLATERALIZED			TOTAL INVESTMENT
MORTGAGE OBLIGATIONS(2)			SECURITIES — 99.5%
MASTR Alternative Loans			(Cost $539,270,244)		605,006,854
Trust, Series 2003-8,			OTHER ASSETS AND
Class 4A1, 7.00%,			LIABILITIES — 0.5%		3,237,640
12/25/33(3)	26,032	24,727	TOTAL NET ASSETS — 100.0%		$608,244,494
U.S. GOVERNMENT AGENCY COLLATERALIZED
MORTGAGE OBLIGATIONS — 0.4%
FHLMC, Series 2926,
Class EW SEQ, 5.00%,
1/15/25(3)	1,400,000	1,488,514

Strategic Allocation: Conservative

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Settlement Date	Value	Unrealized Gain (Loss)
42,336	EUR for JPY	1/29/10	$ 63,558	$ (658)
6,808	EUR for SEK	1/29/10	10,221	(66)
178,271	EUR for SEK	1/29/10	267,631	(1,474)
26,000	AUD for USD	1/29/10	23,672	(129)
27,000	AUD for USD	1/29/10	24,583	(197)
7,000	CAD for USD	1/29/10	6,633	(91)
84,922	CHF for USD	1/29/10	84,578	(1,446)
99,000	DKK for USD	1/29/10	19,956	(245)
297,589	DKK for USD	1/29/10	59,988	(339)
697,000	DKK for USD	1/29/10	140,502	(2,189)
5,000	EUR for USD	1/29/10	7,506	(9)
2,000	GBP for USD	1/29/10	3,289	26
2,000	GBP for USD	1/29/10	3,289	24
75,487	GBP for USD	1/29/10	124,140	523
236,131	GBP for USD	1/29/10	388,322	4,187
13,385,385	JPY for USD	1/29/10	154,898	(6,696)
179,000	NOK for USD	1/29/10	31,465	38
182,000	NOK for USD	1/29/10	31,992	(73)
3,000	NZD for USD	1/29/10	2,140	22
28,000	SEK for USD	1/29/10	4,017	(36)
2,636,000	SEK for USD	1/29/10	378,192	(2,303)
			$1,830,572	$(11,131)
(Value on Settlement Date $1,819,441)

Contracts to Buy		Settlement Date	Value	Unrealized Gain (Loss)
5,697,000	JPY for EUR	1/29/10	$ 65,718	$ 2,818
70,950	SEK for EUR	1/29/10	10,179	24
1,843,818	SEK for EUR	1/29/10	264,536	(1,621)
272,000	AUD for USD	1/29/10	247,651	3,313
1,000	CAD for USD	1/29/10	948	5
5,000	CAD for USD	1/29/10	4,738	68
12,000	CHF for USD	1/29/10	11,951	197
15,000	CHF for USD	1/29/10	14,939	188
15,000	EUR for USD	1/29/10	22,519	223
21,000	EUR for USD	1/29/10	31,527	482
29,000	EUR for USD	1/29/10	43,537	505
637,000	EUR for USD	1/29/10	956,305	14,268
18,000	GBP for USD	1/29/10	29,601	(307)
369,262	GBP for USD	1/29/10	607,259	5,007
880,000	JPY for USD	1/29/10	10,184	539
1,975,000	JPY for USD	1/29/10	22,855	1,056
21,905,953	JPY for USD	1/29/10	253,500	12,835
1,102,000	NOK for USD	1/29/10	193,709	168
1,000	NZD for USD	1/29/10	713	(13)
16,500	NZD for USD	1/29/10	11,768	(278)
2,000	SEK for USD	1/29/10	287	—
			$2,804,424	$39,477
(Value on Settlement Date $2,764,947)

Strategic Allocation: Conservative

Futures Contracts
				Underlying Face
Contracts Purchased		Expiration Date		Amount at Value	Unrealized Gain (Loss)
11	S&P 500 E-Mini Futures	December 2009		$ 602,140	$19,192
30	U.S. Long Bond	March 2010		3,681,562	74,863
				$4,283,702	$94,055

				Underlying Face
Contracts Sold		Expiration Date		Amount at Value	Unrealized Gain (Loss)
115	U.S. Treasury Notes	March 2010		$25,057,422	$(63,388)

Swap Agreements
Notional Amount Description of Agreement				Premiums Paid (Received)	Value
CREDIT DEFAULT – BUY PROTECTION
$3,200,000 Pay quarterly a fixed rate equal to 0.12% multiplied				—	$117,317
by the notional amount and receive from Barclays
Bank plc upon each default event of Pfizer, Inc.,
par value of the proportional notional amount of
Pfizer, Inc., 4.65%, 3/1/18. Expires March 2017.

Notes to Schedule of Investments
ADR = American Depositary Receipt			SPDR = Standard & Poor’s Depositary Receipts
AUD = Australian Dollar			USD = United States Dollar
CAD = Canadian Dollar			VRDN = Variable Rate Demand Note. Interest reset date is indicated.
CHF = Swiss Franc			Rate shown is effective at the period end.
CVA = Certificaten Van Aandelen			VRN = Variable Rate Note. Interest reset date is indicated. Rate shown
DKK = Danish Krone			is effective at the period end.
Equivalent = Security whose principal payments are backed by the full			(1)	Non-income producing.
faith and credit of the United States			(2)	Category is less than 0.05% of total net assets.
EUR = Euro			(3)	Security, or a portion thereof, has been segregated for futures
				contracts and/or swap agreements. At the period end, the
FHLMC = Federal Home Loan Mortgage Corporation				aggregate value of securities pledged was $29,460,000.
FNMA = Federal National Mortgage Association			(4)	Final maturity indicated, unless otherwise noted.
GBP = British Pound			(5)	Security was purchased under Rule 144A or Section 4(2) of
GNMA = Government National Mortgage Association				the Securities Act of 1933 or is a private placement and, unless
GO = General Obligation				registered under the Act or exempted from registration, may only
JPY = Japanese Yen				be sold to qualified institutional investors. The aggregate value
				of these securities at the period end was $11,266,671, which
LB-UBS = Lehman Brothers, Inc. — UBS AG				represented 1.9% of total net assets.
LIBOR = London Interbank Offered Rate			(6)	The debt is guaranteed under the Federal Deposit Insurance
LOC = Letter of Credit				Corporation’s (FDIC) Temporary Liquidity Guarantee Program and
MASTR = Mortgage Asset Securitization Transactions, Inc.				is backed by the full faith and credit of the United States. The
				expiration date of the FDIC’s guarantee is the earlier of the maturity
NOK = Norwegian Krone				date of the debt or June 30, 2012.
NZD = New Zealand Dollar			(7)	The rate indicated is the yield to maturity at purchase.
resets = The frequency with which a security’s coupon changes,
based on current market conditions or an underlying index. The more			Industry and geographic classifications are unaudited.
frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.
SEK = Swedish Krona			See Notes to Financial Statements.
SEQ = Sequential Payer

Strategic Allocation: Moderate

NOVEMBER 30, 2009
	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Common Stocks — 61.7%			TRW Automotive
			Holdings Corp.(1)	51,180	$ 1,113,677
AEROSPACE & DEFENSE — 0.9%			WABCO Holdings, Inc.	34,170	807,437
BE Aerospace, Inc.(1)	47,600	$ 917,252
					6,982,927
General Dynamics Corp.	16,931	1,115,753	AUTOMOBILES — 0.5%
Goodrich Corp.	12,864	763,350	Daimler AG	25,570	1,294,667
Honeywell			Honda Motor Co. Ltd.	77,400	2,417,631
International, Inc.	58,200	2,238,954
L-3 Communications			Hyundai Motor Co.	24,207	2,060,967
Holdings, Inc.	7,320	573,668	Maruti Suzuki India Ltd.	20,736	694,254
Lockheed Martin Corp.	10,100	780,023	PT Astra International Tbk	177,000	605,600
Northrop Grumman Corp.	50,243	2,753,316	Tofas Turk Otomobil
Precision Castparts Corp.	6,100	632,448	Fabrikasi AS	230,879	619,568
Raytheon Co.	36,699	1,891,100			7,692,687
Rockwell Collins, Inc.	31,600	1,689,336	BEVERAGES — 1.1%
			Anheuser-Busch InBev NV	21,835	1,089,818
Rolls-Royce Group plc(1)	105,260	821,660
			Coca-Cola Co. (The)	156,880	8,973,536
Rolls-Royce Group plc
C Shares(1)	5,866,800	9,651	Coca-Cola
			Enterprises, Inc.	80,160	1,575,144
		14,186,511	Pepsi Bottling Group, Inc.	7,970	302,461
AIR FREIGHT & LOGISTICS — 0.4%			PepsiCo, Inc.	80,809	5,027,936
C.H. Robinson
Worldwide, Inc.	5,226	291,297	Pernod-Ricard SA	11,679	995,904
FedEx Corp.	20,278	1,712,477			17,964,799
TNT NV	49,730	1,442,665	BIOTECHNOLOGY — 0.9%
United Parcel Service,			Alexion
			Pharmaceuticals, Inc.(1)	44,500	2,018,075
Inc., Class B	55,024	3,162,229
		6,608,668	Amgen, Inc.(1)	121,689	6,857,175
AIRLINES — 0.1%			Biogen Idec, Inc.(1)	5,870	275,538
British Airways plc(1)	183,900	590,849	Celgene Corp.(1)	11,092	615,051
Copa Holdings SA,			Gilead Sciences, Inc.(1)	68,968	3,175,976
Class A	1,496	74,546	Talecris Biotherapeutics
Ryanair Holdings plc			Holdings Corp.(1)	28,034	525,638
ADR(1)	21,766	570,487	Vertex
Southwest Airlines Co.	64,886	596,951	Pharmaceuticals, Inc.(1)	10,400	403,728
Turk Hava Yollari AO	145,434	464,371			13,871,181
		2,297,204	BUILDING PRODUCTS — 0.1%
AUTO COMPONENTS — 0.4%			Asahi Glass Co. Ltd.	73,000	637,610
Autoliv, Inc.	35,550	1,443,685	Masco Corp.	33,811	459,153
BorgWarner, Inc.	51,800	1,564,878			1,096,763
Cie Generale des			CAPITAL MARKETS — 2.2%
Etablissements Michelin,			AllianceBernstein
Class B	6,310	478,476	Holding LP	17,302	437,741
Gentex Corp.	42,871	712,516	Ameriprise Financial, Inc.	49,528	1,888,007
Hankook Tire Co. Ltd.	41,140	817,281	Bank of New York
Hyundai Mobis	351	44,977	Mellon Corp. (The)	100,033	2,664,879

Strategic Allocation: Moderate

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
BlackRock, Inc.	3,991	$ 906,276	COMMERCIAL BANKS — 3.4%
Blackstone Group LP			Banco Santander Brasil
(The)	53,598	741,796	SA ADR(1)	30,540	$ 416,871
Charles Schwab Corp.			Banco Santander SA	177,969	3,049,087
(The)	63,500	1,163,955	Bank of China Ltd.
Credit Suisse Group AG	35,350	1,830,056	H Shares	709,000	399,782
Federated Investors, Inc.,			Bank of Montreal	4,815	246,239
Class B	19,830	511,217	Barclays plc	455,099	2,188,776
Fortress Investment			BNP Paribas	31,675	2,615,888
Group LLC, Class A(1)	109,470	440,069
			Canadian Imperial
Franklin Resources, Inc.	5,600	604,968	Bank of Commerce	311	20,367
Goldman Sachs Group,			CIMB Group
Inc. (The)	40,886	6,936,719	Holdings Bhd	258,000	961,274
Janus Capital Group, Inc.	90,600	1,185,954	City National Corp.	13,595	536,459
Jefferies Group, Inc.(1)	109,600	2,570,120	Commerce
Julius Baer Group Ltd.	16,110	531,681	Bancshares, Inc.	47,677	1,916,630
Lazard Ltd., Class A	70,800	2,744,208	Commonwealth
Legg Mason, Inc.	79,362	2,245,151	Bank of Australia	32,970	1,594,413
Man Group plc	105,720	553,761	Credicorp Ltd.	6,329	452,207
Morgan Stanley	127,887	4,038,672	Fifth Third Bancorp.	65,400	659,232
Northern Trust Corp.	59,497	2,945,102	Grupo Financiero
			Banorte SAB de CV,
TD Ameritrade			Series O	240,075	826,164
Holding Corp.(1)	24,205	475,386
			HDFC Bank Ltd.	15,559	590,801
Waddell & Reed
Financial, Inc., Class A	21,100	614,643	HSBC Holdings plc
			(Hong Kong)	287,397	3,363,450
		36,030,361
			ICICI Bank Ltd.	23,360	435,837
CHEMICALS — 1.0%
			Industrial & Commercial
Airgas, Inc.	14,900	689,125	Bank of China Ltd.
Akzo Nobel NV	11,780	746,975	H Shares	3,236,000	2,734,924
BASF SE	25,400	1,531,677	Itau Unibanco Holding SA
Celanese Corp., Series A	80,875	2,406,840	Preference Shares	174,934	3,781,684
CF Industries			Kasikornbank PCL	104,400	273,208
Holdings, Inc.	17,925	1,530,078	KBC Groep NV(1)	11,550	514,044
E.I. du Pont de			Mitsubishi UFJ Financial
Nemours & Co.	53,700	1,856,946	Group, Inc.	177,600	990,319
Huntsman Corp.	92,355	879,220	National Bank of
International Flavors &			Greece SA(1)	71,423	2,102,006
Fragrances, Inc.	12,902	525,370	OTP Bank plc(1)	31,491	939,072
LG Chem Ltd.	2,524	454,745	PNC Financial Services
Minerals			Group, Inc.	20,400	1,163,004
Technologies, Inc.	7,571	400,052	Powszechna Kasa
OM Group, Inc.(1)	8,306	254,413	Oszczednosci Bank
PPG Industries, Inc.	24,300	1,444,149	Polski SA	119,000	1,615,482
Syngenta AG	5,701	1,511,450	PT Bank Rakyat Indonesia	1,195,000	935,272
Terra Industries, Inc.	25,859	997,640	Sberbank of Russian
			Federation	821,739	1,948,343
Valspar Corp.	14,007	367,264
			Shinhan Financial
Yara International ASA	13,380	573,600	Group Co. Ltd.(1)	24,040	941,711
		16,169,544	Standard Chartered plc	15,897	388,098

Strategic Allocation: Moderate

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Toronto-Dominion			NetApp, Inc.(1)	55,200	$ 1,701,264
Bank (The)	30,130	$ 1,899,395	QLogic Corp.(1)	50,200	900,588
Turkiye Garanti			SanDisk Corp.(1)	17,220	339,578
Bankasi AS	679,843	2,328,298
U.S. Bancorp.	99,026	2,389,497	Seagate Technology	124,210	1,879,297
			Toshiba Corp.(1)	168,000	890,144
UniCredit SpA(1)	188,680	644,536
			Western Digital Corp.(1)	64,879	2,390,142
United Overseas Bank Ltd.	35,000	476,445
Valley National Bancorp.	3,880	51,294	Wistron Corp.	621,734	1,141,878
Wells Fargo & Co.	281,917	7,904,953			31,480,732
Westpac Banking Corp.	17,320	382,942	CONSTRUCTION & ENGINEERING — 0.4%
		54,678,004	AECOM Technology
			Corp.(1)	47,654	1,210,412
COMMERCIAL SERVICES & SUPPLIES — 0.5%			Chicago Bridge & Iron
Avery Dennison Corp.	15,100	567,156	Co. NV New York Shares	47,100	828,489
IESI-BFC Ltd.	79,226	1,121,840	EMCOR Group, Inc.(1)	17,233	410,146
Pitney Bowes, Inc.	84,599	1,949,161	Fluor Corp.	19,910	845,777
R.R. Donnelley & Sons Co.	32,600	670,908	JGC Corp.	41,000	766,971
Republic Services, Inc.	60,132	1,695,722	Larsen & Toubro Ltd.	23,110	802,180
Waste Management, Inc.	84,553	2,776,721	Samsung Engineering
		8,781,508	Co. Ltd.	8,082	754,125
COMMUNICATIONS EQUIPMENT — 1.2%			Shaw Group, Inc. (The)(1)	7,727	220,451
Arris Group, Inc.(1)	39,800	397,602	URS Corp.(1)	5,069	210,617
Ciena Corp.(1)	20,872	253,595			6,049,168
Cisco Systems, Inc.(1)	366,309	8,571,631	CONSTRUCTION MATERIALS — 0.2%
CommScope, Inc.(1)	41,572	1,044,704	Cemex SAB de CV ADR(1)	24,715	279,032
Emulex Corp.(1)	79,288	772,265	China National Building
F5 Networks, Inc.(1)	23,700	1,114,611	Material Co. Ltd. H Shares	198,000	381,179
Palm, Inc.(1)	45,035	491,332	CRH plc	34,201	861,729
Plantronics, Inc.	10,618	245,807	HeidelbergCement AG	17,155	1,138,552
Polycom, Inc.(1)	12,882	277,736	PT Semen Gresik
			Persero Tbk	640,500	494,516
QUALCOMM, Inc.	118,264	5,321,880	Vulcan Materials Co.	8,926	432,733
Research In					3,587,741
Motion Ltd.(1)	11,440	662,261
Tellabs, Inc.(1)	30,203	169,439	CONSUMER FINANCE — 0.4%
			American Express Co.	53,500	2,237,905
ZTE Corp. H Shares	120,200	680,870
			AmeriCredit Corp.(1)	32,900	607,005
		20,003,733
			Discover Financial
COMPUTERS & PERIPHERALS — 1.9%			Services	88,087	1,361,825
Acer, Inc.	191,000	475,437	ORIX Corp.	27,470	1,900,400
Apple, Inc.(1)	51,086	10,212,602			6,107,135
Dell, Inc.(1)	94,200	1,330,104	CONTAINERS & PACKAGING — 0.3%
Diebold, Inc.	32,022	805,033	Bemis Co., Inc.	35,142	1,029,660
EMC Corp.(1)	94,478	1,590,065	Crown Holdings, Inc.(1)	48,516	1,221,148
Hewlett-Packard Co.	141,966	6,964,852	Pactiv Corp.(1)	50,591	1,231,891
Lexmark International,			Rock-Tenn Co., Class A	11,371	513,628
Inc., Class A(1)	22,500	566,325
			Sonoco Products Co.	4,244	119,596
NCR Corp.(1)	31,182	293,423
					4,115,923

Strategic Allocation: Moderate

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
DISTRIBUTORS — 0.2%			ELECTRIC UTILITIES — 0.8%
Genuine Parts Co.	41,758	$ 1,496,189	American Electric
Li & Fung Ltd.	386,000	1,553,951	Power Co., Inc.	8,290	$ 266,855
		3,050,140	CEZ AS	16,610	831,087
DIVERSIFIED — 0.4%			E.ON AG	8,070	319,175
iShares MSCI EAFE			Entergy Corp.	15,136	1,190,446
Growth Index Fund	5,880	322,694	Exelon Corp.	50,606	2,438,197
iShares MSCI EAFE			FPL Group, Inc.	21,574	1,121,201
Index Fund	20,950	1,161,049	Great Plains Energy, Inc.	7,852	139,766
iShares MSCI Emerging			IDACORP, Inc.	56,282	1,664,259
Markets Index Fund	34,920	1,414,958	Northeast Utilities	33,107	798,210
iShares MSCI Japan
Index Fund	35,370	337,784	Portland General
			Electric Co.	44,621	875,018
iShares Russell Midcap
Value Index Fund	77,684	2,747,683	PPL Corp.	53,500	1,632,820
Nomura ETF - Nikkei 225	10,780	1,174,776	Westar Energy, Inc.	76,552	1,576,206
		7,158,944			12,853,240
DIVERSIFIED CONSUMER SERVICES — 0.1%			ELECTRICAL EQUIPMENT — 0.4%
H&R Block, Inc.	45,400	921,620	Bharat Heavy
			Electricals Ltd.	11,116	536,204
DIVERSIFIED FINANCIAL SERVICES — 1.4%			China High Speed
Bank of America Corp.	515,826	8,175,842	Transmission Equipment
Citigroup, Inc.	299,995	1,232,980	Group Co. Ltd.	238,000	561,983
CME Group, Inc.	2,437	799,897	Cooper Industries plc,
Deutsche Boerse AG	3,980	331,618	Class A	7,372	314,711
Infrastructure			Emerson Electric Co.	11,879	491,909
Development Finance			GrafTech International
Co. Ltd.	47,430	169,163	Ltd.(1)	39,749	584,708
IntercontinentalExchange,			Hubbell, Inc., Class A	1,208	52,548
Inc.(1)	6,800	726,172	Hubbell, Inc., Class B	21,981	998,157
JPMorgan Chase & Co.	246,113	10,457,341	Legrand SA	22,920	629,632
		21,893,013	Rockwell
DIVERSIFIED TELECOMMUNICATION			Automation, Inc.	24,765	1,077,030
SERVICES — 1.5%			Vestas Wind
AT&T, Inc.	382,268	10,298,300	Systems A/S(1)	14,715	1,033,225
BCE, Inc.	45,995	1,216,771	Zhuzhou CSR Times
CenturyTel, Inc.	63,281	2,252,171	Electric Co. Ltd. H Shares	235,000	473,636
Iowa Telecommunications					6,753,743
Services, Inc.	39,762	632,216	ELECTRONIC EQUIPMENT, INSTRUMENTS &
Koninklijke KPN NV	40,030	710,465	COMPONENTS — 0.9%
Telefonica SA	94,100	2,701,577	Agilent
			Technologies, Inc.(1)	33,400	965,928
Verizon
Communications, Inc.	162,157	5,101,459	Arrow Electronics, Inc.(1)	21,877	574,927
Vimpel-Communications			AVX Corp.	24,563	296,230
ADR	106,422	2,031,596	BYD Co. Ltd. H Shares(1)	25,500	222,918
Windstream Corp.	3,181	31,556	Celestica, Inc.(1)	122,356	1,002,096
		24,976,111	Hon Hai Precision
			Industry Co. Ltd.	775,027	3,275,542
			HOYA Corp.	57,700	1,471,871

Strategic Allocation: Moderate

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Ibiden Co., Ltd.	27,000	$ 912,078	Wal-Mart de Mexico
Jabil Circuit, Inc.	104,300	1,388,233	SAB de CV	212,424	$ 873,762
Molex, Inc.	110,418	2,052,670	Wal-Mart Stores, Inc.	157,187	8,574,551
Nidec Corp.	21,000	1,843,938	Wesfarmers Ltd.	63,526	1,732,704
Tech Data Corp.(1)	1,923	80,977	X5 Retail Group NV GDR(1)	20,057	581,653
Young Fast					24,532,849
Optoelectronics Co. Ltd.	38,000	451,102	FOOD PRODUCTS — 1.5%
		14,538,510	Archer-Daniels-Midland
ENERGY EQUIPMENT & SERVICES — 1.3%			Co.	82,608	2,545,152
Aban Offshore Ltd.	11,373	308,720	Campbell Soup Co.	48,508	1,696,325
Atwood Oceanics, Inc.(1)	45,500	1,714,440	ConAgra Foods, Inc.	148,010	3,284,342
Baker Hughes, Inc.	34,857	1,420,074	Danone SA	10,680	638,415
BJ Services Co.	42,726	802,394	Dean Foods Co.(1)	10,850	172,515
Cameron International			Fresh Del Monte
Corp.(1)	44,585	1,685,313	Produce, Inc.(1)	2,235	48,567
Diamond Offshore			General Mills, Inc.	29,844	2,029,392
Drilling, Inc.	9,005	896,358	Green Mountain Coffee
ENSCO International, Inc.	11,749	516,956	Roasters, Inc.(1)	8,700	547,926
Halliburton Co.	44,826	1,316,091	H.J. Heinz Co.	36,638	1,555,283
Helix Energy Solutions			Hershey Co. (The)	12,628	446,652
Group, Inc.(1)	2,534	29,800	J.M. Smucker Co. (The)	10,445	617,091
Helmerich & Payne, Inc.	6,660	250,083	Kellogg Co.	56,916	2,992,643
National Oilwell			Kraft Foods, Inc., Class A	46,929	1,247,373
Varco, Inc.	50,779	2,184,513	Lancaster Colony Corp.	3,973	189,592
Noble Corp.	1,755	72,499	Nestle SA	54,950	2,597,467
Oceaneering			Unilever NV CVA	30,110	922,544
International, Inc.(1)	11,300	617,319
			Unilever NV New York
Oil States			Shares	37,300	1,149,213
International, Inc.(1)	13,235	474,740
			Wilmar International Ltd.	130,000	591,763
Saipem SpA	93,474	3,006,423	Wimm-Bill-Dann Foods
Schlumberger Ltd.	58,727	3,752,068	OJSC ADR(1)	42,660	848,934
Seadrill Ltd.	56,060	1,295,979			24,121,189
Smith International, Inc.	9,600	260,928	GAS UTILITIES — 0.2%
Transocean Ltd.(1)	4,621	394,587	AGL Resources, Inc.	3,407	117,712
		20,999,285	New Jersey
FOOD & STAPLES RETAILING — 1.5%			Resources Corp.	5,097	179,567
Cia Brasileira de			PT Perusahaan
Distribuicao Grupo			Gas Negara	2,543,500	981,891
Pao de Acucar			Southwest Gas Corp.	58,282	1,527,571
Preference Shares	20,500	645,770	UGI Corp.	6,203	145,647
CP ALL PCL	1,248,900	781,384	WGL Holdings, Inc.	1,569	49,392
Kroger Co. (The)	57,367	1,304,526			3,001,780
Metro AG	6,520	409,716	HEALTH CARE EQUIPMENT & SUPPLIES — 1.1%
Shoprite Holdings Ltd.	29,110	243,573	Alcon, Inc.	5,600	828,128
SUPERVALU, INC.	23,739	328,310	Baxter International, Inc.	36,041	1,966,037
SYSCO Corp.	102,497	2,771,519	Beckman Coulter, Inc.	11,013	715,405
Tesco plc	296,865	2,065,816	Becton, Dickinson & Co.	18,978	1,419,554
Walgreen Co.	108,500	4,219,565

Strategic Allocation: Moderate

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Boston Scientific Corp.(1)	164,698	$ 1,378,522	HEALTH CARE TECHNOLOGY — 0.1%
C.R. Bard, Inc.	22,220	1,826,706	Allscripts-Misys
CareFusion Corp.(1)	13,714	354,233	Healthcare
			Solutions, Inc.(1)	45,600	$ 875,520
Covidien plc	29,314	1,372,482	IMS Health, Inc.	16,253	347,164
Edwards Lifesciences
Corp.(1)	14,500	1,193,060			1,222,684
Gen-Probe, Inc.(1)	9,951	414,857	HOTELS, RESTAURANTS & LEISURE — 1.3%
			Bally Technologies, Inc.(1)	23,200	963,496
Getinge AB B Shares	20,540	417,485
			Carnival plc(1)	32,050	1,074,545
Hospira, Inc.(1)	2,235	104,933
			CEC Entertainment, Inc.(1)	30,792	897,895
Intuitive Surgical, Inc.(1)	4,754	1,333,687
Medtronic, Inc.	29,337	1,245,062	Chipotle Mexican Grill,
			Inc., Class A(1)	5,100	425,595
Mindray Medical
International Ltd. ADR	16,880	511,126	Compass Group plc	140,980	999,138
Sonova Holding AG	4,830	573,666	Ctrip.com International
			Ltd. ADR(1)	51,000	3,740,850
St. Jude Medical, Inc.(1)	9,275	340,485
			Darden Restaurants, Inc.	14,100	443,163
STERIS Corp.	18,919	611,273	Hyatt Hotels Corp.,
Symmetry Medical, Inc.(1)	88,643	710,917	Class A(1)	13,906	399,797
Zimmer Holdings, Inc.(1)	11,440	676,905	Intercontinental Hotels
		17,994,523	Group plc	57,120	790,742
HEALTH CARE PROVIDERS & SERVICES — 1.3%			International Game
Aetna, Inc.	22,600	657,886	Technology	62,100	1,173,069
Cardinal Health, Inc.	63,661	2,051,794	International Speedway
			Corp., Class A	45,431	1,225,274
Coventry Health			Las Vegas Sands Corp.(1)	73,500	1,126,020
Care, Inc.(1)	6,434	145,087
Express Scripts, Inc.(1)	65,434	5,614,237	McDonald’s Corp.	23,540	1,488,905
Fresenius Medical Care			Melco Crown
AG & Co. KGaA	16,950	901,230	Entertainment Ltd.
			ADR(1)	38,753	163,925
Health Management			Panera Bread Co.,
Associates, Inc., Class A(1)	135,600	831,228
			Class A(1)	14,251	897,243
Henry Schein, Inc.(1)	36	1,788
			Speedway
Humana, Inc.(1)	29,557	1,226,911	Motorsports, Inc.	61,511	982,331
LifePoint Hospitals, Inc.(1)	40,933	1,188,285	Starbucks Corp.(1)	18,500	405,150
Magellan Health			Starwood Hotels &
Services, Inc.(1)	8,368	307,691	Resorts Worldwide, Inc.	73,570	2,355,711
Medco Health			WMS Industries, Inc.(1)	36,219	1,408,195
Solutions, Inc.(1)	60,570	3,825,601
			Wynn Resorts Ltd.	10,000	645,400
Patterson Cos., Inc.(1)	18,458	474,555			21,606,444
Quest Diagnostics, Inc.	8,200	475,108	HOUSEHOLD DURABLES — 0.7%
Select Medical			Electrolux AB B Shares(1)	43,680	1,068,888
Holdings Corp.(1)	36,721	332,325
Sinopharm Group Co.			Fortune Brands, Inc.	27,704	1,064,111
H Shares(1)	152,000	535,429	Harman International
Tenet Healthcare Corp.(1)	151,691	690,194	Industries, Inc.	40,492	1,522,904
			KB Home	80,400	1,089,420
WellCare Health
Plans, Inc.(1)	17,128	565,053	LG Electronics, Inc.	3,910	346,345
WellPoint, Inc.(1)	14,500	783,435	MRV Engenharia e
			Participacoes SA	19,700	426,992
		20,607,837	Newell Rubbermaid, Inc.	58,600	850,286

Strategic Allocation: Moderate

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
NVR, Inc.(1)	4,256	$ 2,864,927	Berkshire Hathaway, Inc.,
PDG Realty SA			Class A(1)	11	$ 1,106,600
Empreendimentos e			China Life Insurance Co.
Participacoes	53,300	546,511	Ltd. H Shares	413,000	2,067,651
Tupperware Brands Corp.	14,300	665,665	Chubb Corp. (The)	70,940	3,556,932
Whirlpool Corp.	19,300	1,431,288	CNA Financial Corp.(1)	23,016	523,614
		11,877,337	Endurance Specialty
HOUSEHOLD PRODUCTS — 1.1%			Holdings Ltd.	18,294	684,013
Clorox Co.	18,145	1,093,599	HCC Insurance
Colgate-Palmolive Co.	20,775	1,749,047	Holdings, Inc.	30,584	799,160
Kimberly-Clark Corp.	50,018	3,299,688	Loews Corp.	20,000	708,400
			Marsh & McLennan
LG Household &			Cos., Inc.	155,389	3,504,022
Health Care Ltd.	3,135	769,730
Procter & Gamble Co.			MetLife, Inc.	15,937	544,886
(The)	134,107	8,361,572	Muenchener
			Rueckversicherungs-
Reckitt Benckiser			Gesellschaft AG	4,210	660,157
Group plc	27,955	1,425,652
			Ping An Insurance
Unicharm Corp.	6,100	622,420	Group Co. of China Ltd.
		17,321,708	H Shares	68,000	634,370
INDEPENDENT POWER PRODUCERS &			Prudential Financial, Inc.	36,817	1,835,327
ENERGY TRADERS — 0.2%			QBE Insurance
Constellation Energy			Group Ltd.	20,550	418,596
Group, Inc.	29,117	926,503	Torchmark Corp.	21,800	947,864
Mirant Corp.(1)	70,527	1,004,305	Transatlantic
NRG Energy, Inc.(1)	75,244	1,801,341	Holdings, Inc.	10,794	583,308
		3,732,149	Travelers Cos., Inc. (The)	50,191	2,629,506
INDUSTRIAL CONGLOMERATES — 0.8%			XL Capital Ltd., Class A	25,300	463,243
3M Co.	47,196	3,654,858			34,367,100
Carlisle Cos., Inc.	8,208	263,559	INTERNET & CATALOG RETAIL — 0.4%
General Electric Co.	466,801	7,478,152	Amazon.com, Inc.(1)	15,166	2,061,211
Smiths Group plc	43,930	689,449	Expedia, Inc.(1)	26,800	682,864
Tyco International Ltd.	20,400	731,748	Netflix, Inc.(1)	12,603	738,914
		12,817,766	priceline.com, Inc.(1)	3,200	685,184
INSURANCE — 2.1%			Rakuten, Inc.	2,280	1,841,092
ACE Ltd.(1)	28,310	1,378,980			6,009,265
Admiral Group plc	68,666	1,198,531	INTERNET SOFTWARE & SERVICES — 1.1%
Aflac, Inc.	39,000	1,795,170	Baidu, Inc. ADR(1)	1,510	654,947
Allianz SE	14,710	1,807,224	Equinix, Inc.(1)	26,000	2,500,940
Allied World Assurance			Google, Inc., Class A(1)	16,626	9,692,958
Co. Holdings Ltd.	10,312	492,810
			MercadoLibre, Inc.(1)	10,235	505,200
Allstate Corp. (The)	71,253	2,024,298
American Financial			NetEase.com, Inc. ADR(1)	14,420	551,421
Group, Inc.	35,629	864,359	Sohu.com, Inc.(1)	3,829	213,505
Aon Corp.	73,782	2,857,577	Tencent Holdings Ltd.	170,700	3,156,278
Aspen Insurance			VeriSign, Inc.(1)	8,653	194,173
Holdings Ltd.	10,826	280,502			17,469,422

Strategic Allocation: Moderate

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
IT SERVICES — 1.2%			Ingersoll-Rand plc	78,600	$ 2,780,082
Accenture plc, Class A	18,071	$ 741,634	Joy Global, Inc.	29,017	1,553,570
Affiliated Computer			Kaydon Corp.	34,715	1,234,465
Services, Inc., Class A(1)	7,108	392,362	Kennametal, Inc.	13,658	307,305
Automatic Data			Kubota Corp.	29,000	255,310
Processing, Inc.	6,007	261,004	Lincoln Electric
Cognizant Technology			Holdings, Inc.	10,191	523,614
Solutions Corp., Class A(1)	28,200	1,238,826
			Navistar International
Companhia Brasileira de			Corp.(1)	7,727	255,068
Meios de Pagamento	72,672	680,976	Robbins & Myers, Inc.	9,375	215,531
Convergys Corp.(1)	24,605	275,084
			Timken Co.	20,095	495,744
Fiserv, Inc.(1)	10,200	471,648
			Volvo AB B Shares	118,860	1,129,516
Global Payments, Inc.	11,078	567,858			23,770,096
Infosys Technologies Ltd.	47,340	2,421,551	MEDIA — 1.0%
International Business			British Sky Broadcasting
Machines Corp.	73,477	9,283,819	Group plc	72,010	627,265
SAIC, Inc.(1)	24,651	439,281	CBS Corp., Class B	80,702	1,033,793
Visa, Inc., Class A	10,242	829,602	Comcast Corp., Class A	223,423	3,277,615
Western Union Co. (The)	73,578	1,357,514	CTC Media, Inc.(1)	28,828	402,151
		18,961,159	Interpublic Group of
LEISURE EQUIPMENT & PRODUCTS — 0.1%			Cos., Inc. (The)(1)	15,545	98,400
Mattel, Inc.	20,633	401,518	Marvel
Polaris Industries, Inc.	13,135	573,080	Entertainment, Inc.(1)	11,022	573,695
		974,598	Naspers Ltd. N Shares	22,478	841,779
LIFE SCIENCES TOOLS & SERVICES — 0.4%			Publicis Groupe SA	20,240	779,235
Bruker Corp.(1)	60,457	684,978	Scripps Networks
Life Technologies Corp.(1)	56,100	2,792,658	Interactive, Inc., Class A	35,806	1,416,127
			SES SA Fiduciary
Millipore Corp.(1)	15,232	1,037,299	Depositary Receipt	7,400	157,394
Thermo Fisher			Societe Television
Scientific, Inc.(1)	20,400	963,492	Francaise 1	27,731	493,844
Waters Corp.(1)	10,500	617,190	Time Warner Cable, Inc.	17,500	733,075
		6,095,617	Time Warner, Inc.	146,245	4,492,646
MACHINERY — 1.5%			Viacom, Inc., Class B(1)	41,000	1,215,240
AGCO Corp.(1)	15,432	467,744			16,142,259
Altra Holdings, Inc.(1)	99,082	1,114,673	METALS & MINING — 2.2%
Ashok Leyland Ltd.	413,662	464,219	AK Steel Holding Corp.	53,050	1,061,000
Atlas Copco AB A Shares	121,420	1,720,750	Allegheny
Bucyrus International, Inc.	48,700	2,522,173	Technologies, Inc.	13,083	445,214
Caterpillar, Inc.	8,400	490,476	Antofagasta plc	138,782	2,055,934
Cummins, Inc.	14,398	646,470	BHP Billiton Ltd.	89,689	3,392,636
Dover Corp.	41,456	1,694,721	Cia Siderurgica
Eaton Corp.	17,400	1,111,860	Nacional SA ADR	64,300	2,204,847
Flowserve Corp.	8,400	835,464	Cliffs Natural
			Resources, Inc.	11,001	484,704
Graco, Inc.	21,822	614,726
			Freeport-McMoRan
Hitachi Construction			Copper & Gold, Inc.(1)	42,376	3,508,733
Machinery Co. Ltd.	58,900	1,376,423
			Fushan International
Illinois Tool Works, Inc.	40,300	1,960,192	Energy Group Ltd.	1,016,000	942,580

Strategic Allocation: Moderate

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Gerdau SA			PG&E Corp.	35,230	$ 1,491,638
Preference Shares	39,300	$ 606,682	Public Service Enterprise
Gold Fields Ltd. ADR	25,569	377,910	Group, Inc.	63,893	2,003,685
Impala Platinum			Wisconsin Energy Corp.	58,504	2,638,530
Holdings Ltd.	13,119	304,279	Xcel Energy, Inc.	48,428	984,057
JSW Steel Ltd.	35,189	751,327			8,393,338
KGHM Polska Miedz SA	17,608	685,324	OFFICE ELECTRONICS — 0.1%
Kobe Steel Ltd.(1)	139,000	236,384	Canon, Inc.	7,700	296,634
Kumba Iron Ore Ltd.	23,314	793,400	Xerox Corp.	80,600	620,620
Mechel ADR	8,147	158,459			917,254
Newmont Mining Corp.	43,385	2,327,171	OIL, GAS & CONSUMABLE FUELS — 5.2%
Nucor Corp.	22,500	954,225	Alpha Natural
Polyus Gold OJSC ADR(1)	13,786	395,658	Resources, Inc.(1)	32,495	1,202,315
POSCO	5,123	2,458,406	Anadarko Petroleum
Reliance Steel &			Corp.	15,263	908,606
Aluminum Co.	9,591	392,080	Apache Corp.	46,337	4,414,989
Schnitzer Steel			Banpu PCL	43,400	707,559
Industries, Inc., Class A	9,296	414,787	BG Group plc	159,140	2,887,667
Sterlite Industries			BP plc	133,430	1,261,280
India Ltd.	14,173	261,247	Brigham
Sterlite Industries India			Exploration Co.(1)	75,300	786,132
Ltd. ADR	14,369	263,815	Chevron Corp.	110,600	8,631,224
Vale SA			China Shenhua Energy
Preference Shares	311,200	7,510,991	Co. Ltd. H Shares	300,500	1,469,532
Walter Energy, Inc.	37,300	2,558,780	CNOOC Ltd.	629,000	969,060
Worthington			ConocoPhillips	124,527	6,446,763
Industries, Inc.	22,729	266,157
			Continental
		35,812,730	Resources, Inc.(1)	31,100	1,170,915
MULTILINE RETAIL — 0.7%			Devon Energy Corp.	20,937	1,410,107
Dollar Tree, Inc.(1)	35,736	1,749,992	EnCana Corp.	12,136	653,888
Family Dollar Stores, Inc.	50,592	1,543,562	ENI SpA	33,020	818,090
Kohl’s Corp.(1)	39,900	2,120,286	EOG Resources, Inc.	16,888	1,460,643
Lotte Shopping Co. Ltd.	2,421	749,536	EQT Corp.	28,913	1,189,770
Macy’s, Inc.	53,800	877,478	Exxon Mobil Corp.	243,112	18,250,418
Next plc	30,030	976,190	Frontier Oil Corp.	19,370	223,336
Nordstrom, Inc.	29,200	976,740	Imperial Oil Ltd.	63,566	2,442,298
Sears Holdings Corp.(1)	952	67,544	McMoRan
Target Corp.	43,700	2,034,672	Exploration Co.(1)	37,323	270,965
		11,096,000	Murphy Oil Corp.	29,183	1,645,629
MULTI-INDUSTRY — 0.2%			Noble Energy, Inc.	16,238	1,059,530
Financial Select Sector			OAO Gazprom ADR	60,680	1,378,650
SPDR Fund	186,565	2,738,774	OAO LUKOIL ADR	8,255	479,616
MULTI-UTILITIES — 0.5%			Occidental Petroleum
Ameren Corp.	9,772	253,974	Corp.	62,698	5,065,371
DTE Energy Co.	1,479	59,323	Peabody Energy Corp.	19,388	861,990
GDF Suez	14,796	617,853	Petrohawk Energy Corp.(1)	97,519	2,178,574
Integrys Energy			Petroleo Brasileiro
Group, Inc.	8,933	344,278	SA-Petrobras ADR	86,706	4,446,284

Strategic Allocation: Moderate

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Reliance Industries Ltd.	24,244	$ 554,305	Teva Pharmaceutical
Rosneft Oil Co.			Industries Ltd. ADR	11,083	$ 585,072
OJSC GDR	60,707	488,691	Valeant Pharmaceuticals
Royal Dutch Shell plc,			International(1)	18,066	590,577
Class A ADR	64,600	3,860,496	Yuhan Corp.	1	152
Tesoro Corp.	7,836	100,144			49,754,978
Total SA	26,210	1,621,845	PROFESSIONAL SERVICES — 0.1%
Tullow Oil plc	37,150	754,165	Adecco SA	14,760	736,200
Valero Energy Corp.	24,200	384,538	Capita Group plc (The)	54,474	638,060
Whiting Petroleum			Experian plc	53,560	504,879
Corp.(1)	22,000	1,369,500	Manpower, Inc.	7,554	372,110
World Fuel Services Corp.	11,122	591,468	Watson Wyatt
		84,416,353	Worldwide, Inc., Class A	4,592	189,834
PAPER & FOREST PRODUCTS — 0.2%					2,441,083
Fibria Celulose SA(1)	33,279	568,899	REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.3%
International Paper Co.	31,900	811,855	Boston Properties, Inc.	9,222	617,690
MeadWestvaco Corp.	52,021	1,423,815	Government Properties
Weyerhaeuser Co.	12,611	491,073	Income Trust	28,819	719,610
		3,295,642	Host Hotels &
			Resorts, Inc.	86,974	914,966
PERSONAL PRODUCTS — 0.2%
			Public Storage	1,437	114,356
Avon Products, Inc.	37,800	1,294,650
			Simon Property
Estee Lauder Cos., Inc.			Group, Inc.	15,107	1,097,675
(The), Class A	6,161	288,520
			SPDR Dow Jones
Mead Johnson			REIT Fund	43,411	2,018,612
Nutrition Co., Class A	27,309	1,198,046
					5,482,909
Natura Cosmeticos SA	24,400	466,317
			REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.2%
		3,247,533
			China Overseas Land &
PHARMACEUTICALS — 3.1%			Investment Ltd.	256,000	550,314
Abbott Laboratories	140,034	7,630,453	China Resources Land Ltd.	242,000	561,436
Aspen Pharmacare			E-House China
Holdings Ltd.(1)	91,443	839,720	Holdings Ltd. ADR(1)	31,400	610,730
AstraZeneca plc	20,670	923,895	Shimao Property
Bayer AG	15,040	1,151,523	Holdings Ltd.	327,500	622,035
Eli Lilly & Co.	100,180	3,679,611	Sino-Ocean Land
Endo Pharmaceuticals			Holdings Ltd.	728,000	726,117
Holdings, Inc.(1)	17,098	376,669			3,070,632
Forest Laboratories, Inc.(1)	27,656	847,933	ROAD & RAIL — 0.5%
GlaxoSmithKline plc	44,478	919,756	Avis Budget Group, Inc.(1)	66,100	644,475
Johnson & Johnson	185,873	11,680,259	Burlington Northern
King Pharmaceuticals,			Santa Fe Corp.	7,292	716,804
Inc.(1)	38,460	454,982	Canadian National
Merck & Co., Inc.	90,707	3,284,493	Railway Co.	18,820	986,115
Novartis AG	46,580	2,585,330	CSX Corp.	10,500	498,540
Novo Nordisk A/S			Heartland Express, Inc.	42,531	627,332
B Shares	38,360	2,573,510	Kansas City Southern(1)	34,200	979,146
Pfizer, Inc.	486,796	8,845,083	Norfolk Southern Corp.	9,652	496,113
Roche Holding AG	17,032	2,785,960	Union Pacific Corp.	39,597	2,504,906
					7,453,431

Strategic Allocation: Moderate

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
SEMICONDUCTORS & SEMICONDUCTOR			SOFTWARE — 1.8%
EQUIPMENT — 2.4%			Activision Blizzard, Inc.(1)	32,800	$ 373,592
Altera Corp.	46,200	$ 971,586	Adobe Systems, Inc.(1)	45,484	1,595,579
Analog Devices, Inc.	53,600	1,607,464	Autodesk, Inc.(1)	6,372	149,423
Applied Materials, Inc.	171,480	2,110,919	Autonomy Corp. plc(1)	10,298	241,413
ARM Holdings plc	156,780	399,000	Cadence Design
ASML Holding NV	53,240	1,635,624	Systems, Inc.(1)	75,181	451,086
ASML Holding NV			Cerner Corp.(1)	15,100	1,136,879
New York Shares	81,200	2,516,388
			Microsoft Corp.	488,792	14,375,373
Atheros
Communications, Inc.(1)	34,100	970,827	Oracle Corp.	252,356	5,572,020
Broadcom Corp.,			Perfect World Co. Ltd.,
Class A(1)	41,800	1,220,560	Class B ADR(1)	14,400	635,472
Cree, Inc.(1)	15,200	727,016	Quest Software, Inc.(1)	10,068	169,444
Cypress Semiconductor			Rovi Corp.(1)	51,300	1,529,253
Corp.(1)	26,035	249,155	salesforce.com, inc.(1)	7,600	476,368
Intel Corp.	170,240	3,268,608	Shanda Games Ltd. ADR(1)	61,567	630,446
KLA-Tencor Corp.	38,412	1,199,991	Sybase, Inc.(1)	29,529	1,188,247
Lam Research Corp.(1)	3,284	111,623	Symantec Corp.(1)	20,696	367,354
Linear Technology Corp.	65,700	1,771,929	Synopsys, Inc.(1)	20,044	450,389
LSI Corp.(1)	69,178	365,952			29,342,338
Marvell Technology			SPECIALTY RETAIL — 1.6%
Group Ltd.(1)	107,166	1,652,500
			Abercrombie & Fitch Co.,
MediaTek, Inc.	39,659	624,852	Class A	28,300	1,130,019
NVIDIA Corp.(1)	49,200	642,552	Aeropostale, Inc.(1)	20,100	633,150
ON Semiconductor			AutoZone, Inc.(1)	886	131,013
Corp.(1)	31,936	247,823
			Bed Bath &
PMC - Sierra, Inc.(1)	113,400	899,262	Beyond, Inc.(1)	16,500	616,440
Richtek Technology Corp.	49,000	458,342	Best Buy Co., Inc.	11,600	496,828
Samsung Electronics			Chico’s FAS, Inc.(1)	167,200	2,352,504
Co. Ltd.	9,769	6,048,916	FAST RETAILING CO. LTD.	5,700	1,033,966
Silicon
Laboratories, Inc.(1)	14,600	616,558	Foschini Ltd.	46,137	353,893
Skyworks			Gap, Inc. (The)	89,506	1,917,218
Solutions, Inc.(1)	83,932	1,033,203	H & M Hennes & Mauritz
Taiwan Semiconductor			AB B Shares	13,890	821,460
Manufacturing Co. Ltd.	1,205,500	2,288,948	Home Depot, Inc. (The)	103,700	2,837,232
Taiwan Semiconductor			J. Crew Group, Inc.(1)	36,900	1,578,951
Manufacturing Co. Ltd.			Kingfisher plc	290,457	1,133,415
ADR	48,445	503,344	Lowe’s Cos., Inc.	118,711	2,589,087
Teradyne, Inc.(1)	236,403	2,094,531
			Nitori Co. Ltd.	18,950	1,587,205
Tessera			PetSmart, Inc.	54,464	1,401,903
Technologies, Inc.(1)	8,088	191,443
Texas Instruments, Inc.	56,894	1,438,849	RadioShack Corp.	9,393	177,152
			Ross Stores, Inc.	52,559	2,311,545
Verigy Ltd.(1)	79,274	824,450
			Sherwin-Williams Co.
Xilinx, Inc.	10,643	240,957	(The)	7,813	475,343
		38,933,172	Staples, Inc.	29,100	678,612

Strategic Allocation: Moderate

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
TJX Cos., Inc. (The)	26,000	$ 997,880	Vivo Particpacoes SA ADR	21,477	$ 655,056
Tractor Supply Co.(1)	2,368	110,562	Vodafone Group plc	364,390	821,857
Williams-Sonoma, Inc.	56,700	1,152,144			14,144,067
		26,517,522	TOTAL COMMON STOCKS
TEXTILES, APPAREL & LUXURY GOODS — 0.4%			(Cost $797,788,678)		998,564,637
Coach, Inc.	30,600	1,063,350	U.S. Treasury Securities — 11.3%
Jones Apparel Group, Inc.	66,228	1,122,565	U.S. Treasury Bonds,
Liz Claiborne, Inc.(1)	41,102	171,395	7.125%, 2/15/23(3)	$ 3,000,000	4,072,500
Luxottica Group SpA	12,340	307,213	U.S. Treasury Bonds,
			5.25%, 2/15/29(3)	2,000,000	2,316,252
LVMH Moet Hennessy
Louis Vuitton SA	9,570	996,692	U.S. Treasury Inflation
Phillips-Van Heusen Corp.	30,300	1,212,000	Indexed Bonds, 2.50%,
			1/15/29(3)	25,509,878	28,664,735
Polo Ralph Lauren Corp.	19,218	1,476,903	U.S. Treasury Inflation
VF Corp.	11,400	829,008	Indexed Notes, 3.00%,
		7,179,126	7/15/12(3)	33,115,981	35,951,537
THRIFTS & MORTGAGE FINANCE — 0.1%			U.S. Treasury Inflation
Housing Development			Indexed Notes, 1.375%,
Finance Corp. Ltd.	9,673	575,358	7/15/18(3)	31,272,774	32,276,912
Hudson City Bancorp., Inc.	36,726	488,088	U.S. Treasury Notes,
			0.875%, 4/30/11(3)	4,200,000	4,228,879
People’s United
Financial, Inc.	77,937	1,269,594	U.S. Treasury Notes,
			1.00%, 9/30/11(3)	18,000,000	18,140,634
		2,333,040
			U.S. Treasury Notes,
TOBACCO — 0.4%			1.00%, 10/31/11(3)	6,000,000	6,045,018
Altria Group, Inc.	64,679	1,216,612	U.S. Treasury Notes,
British American			1.875%, 6/15/12(3)	16,500,000	16,913,803
Tobacco plc	29,841	906,719	U.S. Treasury Notes,
Lorillard, Inc.	13,700	1,067,367	1.50%, 7/15/12(3)	9,000,000	9,141,336
Philip Morris			U.S. Treasury Notes,
International, Inc.	61,179	2,942,098	2.375%, 8/31/14(3)	13,100,000	13,390,663
		6,132,796	U.S. Treasury Notes,
TRADING COMPANIES & DISTRIBUTORS — 0.1%			3.00%, 8/31/16(3)	10,600,000	10,874,943
Mitsubishi Corp.	92,300	2,082,196	U.S. Treasury Notes,
			4.00%, 8/15/18(3)	250,000	267,813
TRANSPORTATION INFRASTRUCTURE(2)
China Merchants			U.S. Treasury Notes,
			2.75%, 2/15/19(3)	860,000	832,453
Holdings International
Co. Ltd.	98,000	304,746	TOTAL U.S. TREASURY SECURITIES
WIRELESS TELECOMMUNICATION SERVICES — 0.9%			(Cost $175,967,764)		183,117,478
America Movil SAB de			Corporate Bonds — 8.8%
CV, Series L ADR	37,652	1,821,604	AEROSPACE & DEFENSE — 0.3%
American Tower Corp.,			Alliant Techsystems, Inc.,
Class A(1)	71,400	2,921,688	6.75%, 4/1/16(3)	30,000	29,775
China Mobile Ltd. ADR	24,269	1,137,488	BAE Systems Holdings,
Millicom International			Inc., 6.375%, 6/1/19(3)(4)	360,000	400,942
Cellular SA(1)	10,280	768,944	Hawker Beechcraft
MTN Group Ltd.	55,235	886,147	Acquisition Co. LLC/
SBA Communications			Hawker Beechcraft
Corp., Class A(1)	120,913	3,874,053	Notes Co. PIK, 8.875%,
			4/1/15(3)	197,047	133,007
SOFTBANK CORP.	52,500	1,257,230

Strategic Allocation: Moderate

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Honeywell International,			BUILDING PRODUCTS — 0.1%
Inc., 5.30%, 3/15/17(3)	$ 658,000	$ 720,040	Masco Corp., 6.125%,
Honeywell International,			10/3/16	$ 500,000	$ 477,193
Inc., 5.30%, 3/1/18(3)	490,000	534,151	Nortek, Inc., 10.00%,
L-3 Communications			12/1/13(5)	200,000	206,000
Corp., 6.125%, 7/15/13(3)	375,000	379,687			683,193
L-3 Communications			CAPITAL MARKETS — 0.5%
Corp., 5.875%, 1/15/15(3)	340,000	334,900
			Bank of New York Mellon
L-3 Communications			Corp. (The), 4.30%,
Corp., 6.375%,			5/15/14	620,000	663,292
10/15/15(3)	250,000	247,187
			Credit Suisse (New York),
L-3 Communications			5.00%, 5/15/13(3)	890,000	961,878
Corp., 5.20%,
10/15/19(3)(4)	260,000	267,732	Credit Suisse (New York),
			5.50%, 5/1/14(3)	500,000	549,232
Lockheed Martin Corp.,
6.15%, 9/1/36(3)	290,000	320,781	Credit Suisse (New York),
			5.30%, 8/13/19(3)	460,000	483,307
Lockheed Martin Corp.,
5.50%, 11/15/39(3)	560,000	567,004	Deutsche Bank AG
			(London), 4.875%,
United Technologies			5/20/13(3)	720,000	774,768
Corp., 6.05%, 6/1/36(3)	622,000	698,061
			Goldman Sachs Group,
United Technologies			Inc. (The), 6.00%,
Corp., 6.125%, 7/15/38(3)	470,000	537,795	5/1/14(3)	380,000	419,910
		5,171,062	Goldman Sachs Group,
AUTO COMPONENTS(2)			Inc. (The), 7.50%,
Goodyear Tire & Rubber			2/15/19(3)	1,510,000	1,787,481
Co. (The), 9.00%,			Jefferies Group, Inc.,
7/1/15(3)	200,000	205,500	8.50%, 7/15/19(3)	220,000	242,601
TRW Automotive, Inc.,			Morgan Stanley, 4.20%,
8.875%, 12/1/17(3)(4)	225,000	225,563	11/20/14(3)	400,000	402,475
		431,063	Morgan Stanley, 6.00%,
AUTOMOBILES — 0.1%			4/28/15(3)	190,000	206,776
Daimler Finance N.A.			Morgan Stanley, 6.625%,
LLC, 5.875%, 3/15/11(3)	610,000	640,218	4/1/18(3)	680,000	739,408
Ford Motor Co., 7.45%,			Morgan Stanley, 7.30%,
7/16/31(3)	300,000	256,875	5/13/19(3)	1,000,000	1,129,967
		897,093	UBS AG (Stamford
			Branch), 5.75%,
BEVERAGES — 0.2%			4/25/18(3)	270,000	279,703
Anheuser-Busch InBev					8,640,798
Worldwide, Inc., 3.00%,
10/15/12(3)(4)	610,000	621,347	CHEMICALS — 0.1%
Anheuser-Busch InBev			Dow Chemical Co. (The),
Worldwide, Inc., 6.875%,			8.55%, 5/15/19(3)	320,000	379,084
11/15/19(4)	640,000	732,338	Hexion US Finance
Dr Pepper Snapple Group,			Corp./Hexion Nova Scotia
Inc., 6.82%, 5/1/18(3)	580,000	673,112	Finance ULC, 9.75%,
			11/15/14(3)	300,000	289,500
SABMiller plc, 6.20%,
7/1/11(3)(4)	520,000	555,191	Huntsman International
			LLC, 7.875%, 11/15/14	175,000	166,687
		2,581,988
			Rohm & Haas Co.,
			5.60%, 3/15/13(3)	530,000	564,132
					1,399,403

Strategic Allocation: Moderate

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
COMMERCIAL BANKS — 0.3%			COMPUTERS & PERIPHERALS(2)
Barclays Bank plc,			Seagate Technology
5.00%, 9/22/16(3)	$ 330,000	$ 342,807	HDD Holdings, 6.80%,
BB&T Corp., 5.70%,			10/1/16(3)	$ 100,000	$ 96,750
4/30/14(3)	380,000	417,220	CONSUMER FINANCE — 0.3%
Eurohypo AG, 3.75%,			American Express
4/11/11	760,000	1,175,900	Centurion Bank, 5.55%,
PNC Bank N.A., 6.00%,			10/17/12(3)	380,000	412,177
12/7/17(3)	640,000	668,295	American Express
Royal Bank of Scotland			Centurion Bank, 6.00%,
Group plc, 3.25%,			9/13/17(3)	250,000	263,357
1/25/13(3)	170,000	256,071	American Express Co.,
SunTrust Bank, 7.25%,			7.25%, 5/20/14(3)	210,000	240,271
3/15/18(3)	240,000	255,830	American General
Wachovia Bank N.A.,			Finance Corp., 4.875%,
4.80%, 11/1/14(3)	839,000	870,079	7/15/12(3)	500,000	417,069
Wachovia Bank N.A.,			Capital One Bank USA
4.875%, 2/1/15(3)	312,000	323,207	N.A., 8.80%, 7/15/19(3)	270,000	320,514
Wells Fargo Bank N.A.,			Ford Motor Credit Co.
6.45%, 2/1/11(3)	310,000	327,655	LLC, 7.25%, 10/25/11(3)	450,000	449,395
Westpac Banking Corp.,			Ford Motor Credit Co.
4.875%, 11/19/19(3)	200,000	203,599	LLC, 7.50%, 8/1/12	250,000	247,877
		4,840,663	General Electric Capital
			Corp., 3.75%, 11/14/14(3)	400,000	402,253
COMMERCIAL SERVICES & SUPPLIES — 0.2%
Allied Waste North			General Electric Capital
			Corp., 4.375%, 9/21/15(3)	400,000	412,156
America, Inc., 6.375%,
4/15/11(3)	870,000	916,408	General Electric Capital
			Corp., 5.625%, 9/15/17(3)	670,000	700,289
Allied Waste North
America, Inc., 7.25%,			GMAC, Inc., 6.875%,
3/15/15(3)	96,000	100,670	9/15/11(4)	363,000	353,018
ARAMARK Corp., 8.50%,			SLM Corp., 5.375%,
2/1/15(3)	200,000	201,500	1/15/13(3)	210,000	188,028
Cenveo Corp., 8.375%,					4,406,404
6/15/14(3)	325,000	270,562	CONTAINERS & PACKAGING — 0.1%
Corrections Corp.			Ball Corp., 6.875%,
of America, 6.25%,			12/15/12(3)	450,000	456,750
3/15/13(3)	596,000	599,725	Graham Packaging Co.
Corrections Corp.			LP/GPC Capital Corp I,
of America, 6.75%,			8.50%, 10/15/12	250,000	255,625
1/31/14(3)	14,000	14,035	Graham Packaging Co.
Republic Services, Inc.,			LP/GPC Capital Corp I,
5.50%, 9/15/19(3)(4)	270,000	283,586	9.875%, 10/15/14	477,000	486,540
Waste Management, Inc.,			Graham Packaging Co.
7.375%, 3/11/19(3)	450,000	534,183	LP/GPC Capital Corp I,
Waste Management, Inc.,			8.25%, 1/1/17(4)	225,000	221,062
6.125%, 11/30/39(3)	240,000	248,744	Graphic Packaging
		3,169,413	International, Inc.,
			9.50%, 8/15/13(3)	30,000	30,900
COMMUNICATIONS EQUIPMENT(2)
Cisco Systems, Inc.,					1,450,877
5.90%, 2/15/39(3)	480,000	505,179

Strategic Allocation: Moderate

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
DIVERSIFIED FINANCIAL SERVICES — 0.4%			Intelsat Subsidiary
Bank of America Corp.,			Holding Co. Ltd., 8.875%,
6.50%, 8/1/16(3)	$ 350,000	$ 372,487	1/15/15(3)	$ 125,000	$ 127,500
Bank of America Corp.,			Koninklijke KPN NV,
7.625%, 6/1/19(3)	370,000	424,742	8.375%, 10/1/30(3)	170,000	217,216
Bank of America N.A.,			Level 3 Financing, Inc.,
5.30%, 3/15/17(3)	944,000	926,683	9.25%, 11/1/14	225,000	199,688
BankAmerica Capital II,			MetroPCS Wireless, Inc.,
8.00%, 12/15/26(3)	300,000	281,250	9.25%, 11/1/14(3)	500,000	503,750
Citigroup, Inc., 5.50%,			Nordic Telephone Co.
4/11/13(3)	960,000	992,881	Holdings ApS, 8.875%,
			5/1/16(3)(4)	500,000	527,500
Citigroup, Inc., 5.50%,
10/15/14(3)	170,000	173,439	Qwest Capital Funding,
			Inc., 7.25%, 2/15/11(3)	125,000	126,250
Citigroup, Inc., 6.125%,
5/15/18(3)	680,000	680,577	Qwest Communications
			International, Inc., 7.50%,
Citigroup, Inc., 8.50%,			2/15/14(3)	450,000	447,750
5/22/19(3)	250,000	283,003
			Qwest Corp., 7.875%,
JPMorgan Chase & Co.,			9/1/11(3)	520,000	542,750
4.65%, 6/1/14(3)	500,000	534,881
			Qwest Corp., 7.50%,
JPMorgan Chase & Co.,			10/1/14(3)	270,000	277,425
6.00%, 1/15/18(3)	1,370,000	1,488,469
			Sprint Capital Corp.,
KAR Auction Services,			8.75%, 3/15/32(3)	500,000	430,625
Inc., 8.75%, 5/1/14(3)	500,000	510,000
			Telecom Italia Capital SA,
Universal City			6.175%, 6/18/14(3)	490,000	541,427
Development Partners
Ltd., 8.875%, 11/15/15(4)	200,000	195,500	Telefonica Emisiones
			SAU, 5.88%, 7/15/19(3)	570,000	627,559
		6,863,912
			Telefonica Emisiones
DIVERSIFIED TELECOMMUNICATION			SAU, 7.05%, 6/20/36(3)	660,000	776,925
SERVICES — 0.7%
			Verizon Communications,
Alltel Corp., 7.875%,			Inc., 6.40%, 2/15/38(3)	420,000	452,467
7/1/32(3)	250,000	305,157
			Wind Acquisition Finance
AT&T, Inc., 6.80%,			SA, 11.75%, 7/15/17(4)	250,000	278,750
5/15/36(3)	800,000	871,140
			Windstream Corp.,
AT&T, Inc., 6.55%,			8.625%, 8/1/16(3)	325,000	329,063
2/15/39(3)	1,130,000	1,225,407
Cincinnati Bell, Inc.,					11,170,543
8.375%, 1/15/14(3)	150,000	149,813	ELECTRIC UTILITIES — 0.2%
Embarq Corp., 7.08%,			Carolina Power & Light
6/1/16(3)	492,000	547,720	Co., 5.15%, 4/1/15(3)	267,000	295,393
France Telecom SA,			Carolina Power & Light
4.375%, 7/8/14(3)	610,000	649,911	Co., 5.25%, 12/15/15(3)	543,000	610,728
Frontier Communications			Cleveland Electric
Corp., 6.25%, 1/15/13(3)	260,000	256,750	Illuminating Co. (The),
			5.70%, 4/1/17(3)	202,000	213,527
Frontier Communications
Corp., 7.125%, 3/15/19(3)	200,000	187,500	Duke Energy Corp.,
			3.95%, 9/15/14(3)	270,000	279,196
Intelsat Bermuda Ltd.,
11.25%, 2/4/17(4)(6)	250,000	248,750	Edison Mission Energy,
			7.00%, 5/15/17(3)	325,000	238,875
Intelsat Jackson Holdings
Ltd., 11.25%, 6/15/16(3)	300,000	321,750	Energy Future Holdings
			Corp., 10.875%, 11/1/17(3)	225,000	159,187

Strategic Allocation: Moderate

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
FirstEnergy Solutions			Wal-Mart Stores, Inc.,
Corp., 6.05%, 8/15/21(3)(4)	$ 600,000	$ 629,884	6.20%, 4/15/38(3)	$ 480,000	$ 544,914
Florida Power Corp.,					5,109,593
6.35%, 9/15/37(3)	510,000	579,494	FOOD PRODUCTS — 0.1%
Southern California			General Mills, Inc.,
Edison Co., 5.625%,			5.65%, 9/10/12(3)	310,000	340,953
2/1/36(3)	161,000	170,305
			Kellogg Co., 4.45%,
Toledo Edison Co. (The),			5/30/16(3)	500,000	532,185
6.15%, 5/15/37(3)	420,000	430,299
			Kraft Foods, Inc., 6.00%,
		3,606,888	2/11/13(3)	170,000	185,114
ELECTRICAL EQUIPMENT(2)			Kraft Foods, Inc., 6.125%,
Baldor Electric Co.,			2/1/18(3)	360,000	386,964
8.625%, 2/15/17(3)	325,000	333,125	Smithfield Foods, Inc.,
Roper Industries, Inc.,			7.75%, 5/15/13(3)	500,000	466,250
6.25%, 9/1/19(3)	180,000	192,796			1,911,466
		525,921	HEALTH CARE EQUIPMENT & SUPPLIES — 0.1%
ELECTRONIC EQUIPMENT, INSTRUMENTS &			Baxter International, Inc.,
COMPONENTS — 0.1%			5.90%, 9/1/16(3)	290,000	331,676
Aphenol Corp., 4.75%,			Baxter International, Inc.,
11/15/14(3)	250,000	256,470	5.375%, 6/1/18(3)	470,000	519,182
Corning, Inc., 6.625%,			Baxter International, Inc.,
5/15/19(3)	650,000	733,195	6.25%, 12/1/37(3)	510,000	584,783
Sanmina-SCI Corp.,			Biomet, Inc, 10.00%,
8.125%, 3/1/16(3)	500,000	488,750	10/15/17(3)	200,000	212,500
		1,478,415	Biomet, Inc, 11.625%,
ENERGY EQUIPMENT & SERVICES — 0.1%			10/15/17(3)	475,000	518,937
Pride International, Inc.,					2,167,078
8.50%, 6/15/19(3)	270,000	300,375	HEALTH CARE PROVIDERS & SERVICES — 0.2%
Weatherford			Community Health
International Ltd.,			Systems, Inc., 8.875%,
9.625%, 3/1/19(3)	600,000	751,301	7/15/15(3)	150,000	153,375
		1,051,676	DaVita, Inc., 7.25%,
FOOD & STAPLES RETAILING — 0.3%			3/15/15(3)	100,000	100,000
CVS Caremark Corp.,			Express Scripts, Inc.,
6.60%, 3/15/19(3)	570,000	640,850	5.25%, 6/15/12(3)	460,000	493,692
Ingles Markets, Inc.,			Fresenius Medical Care
8.875%, 5/15/17(3)	500,000	517,500	Capital Trust IV, 7.875%,
Rite Aid Corp., 8.625%,			6/15/11(3)	25,000	25,750
3/1/15(3)	250,000	208,125	HCA, Inc., 6.50%,
SUPERVALU, INC.,			2/15/16(3)	200,000	184,500
7.50%, 11/15/14(3)	350,000	356,125	HCA, Inc., 9.25%,
SYSCO Corp., 4.20%,			11/15/16(3)	125,000	132,500
2/12/13(3)	260,000	276,765	HealthSouth Corp., VRN,
Wal-Mart Stores, Inc.,			7.22%, 12/15/09	250,000	257,500
3.00%, 2/3/14(3)	870,000	898,211	HealthSouth Corp.,
Wal-Mart Stores, Inc.,			10.75%, 6/15/16	125,000	136,875
5.875%, 4/5/27(3)	654,000	712,222	HealthSouth Corp.,
Wal-Mart Stores, Inc.,			8.125%, 2/15/20(7)	250,000	246,250
6.50%, 8/15/37(3)	810,000	954,881	Medco Health Solutions,
			Inc., 7.25%, 8/15/13(3)	700,000	795,633

Strategic Allocation: Moderate

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Omnicare, Inc., 6.875%,			Yankee Acquisition Corp.,
12/15/15(3)	$ 250,000	$ 241,250	8.50%, 2/15/15(3)	$ 100,000	$ 98,000
Quest Diagnostics, Inc.,					651,158
4.75%, 1/30/20(3)	240,000	242,562	HOUSEHOLD PRODUCTS(2)
Sun Healthcare Group,			Kimberly-Clark Corp.,
Inc., 9.125%, 4/15/15	200,000	202,000	6.125%, 8/1/17(3)	540,000	623,675
Tenet Healthcare Corp.,			INDEPENDENT POWER PRODUCERS &
8.875%, 7/1/19(4)	400,000	430,000	ENERGY TRADERS(2)
		3,641,887	AES Corp. (The), 8.00%,
HOTELS, RESTAURANTS & LEISURE — 0.3%			10/15/17(3)	325,000	325,812
Harrah’s Operating			RRI Energy, Inc., 7.625%,
Escrow LLC/Harrah’s			6/15/14(3)	350,000	341,250
Escrow Corp., 11.25%,					667,062
6/1/17(3)(4)	500,000	512,500
			INDUSTRIAL CONGLOMERATES — 0.1%
Icahn Enterprises LP/
Icahn Enterprises			General Electric Co.,
Finance Corp., 7.125%,			5.00%, 2/1/13(3)	719,000	770,791
2/15/13(3)	30,000	29,550	General Electric Co.,
Mandalay Resort Group,			5.25%, 12/6/17(3)	550,000	573,380
6.375%, 12/15/11(3)	75,000	66,000	Hutchison Whampoa
McDonald’s Corp., 5.35%,			International 09/16 Ltd.,
3/1/18(3)	390,000	432,856	4.625%, 9/11/15(3)(4)	470,000	480,335
McDonald’s Corp., 6.30%,					1,824,506
10/15/37(3)	530,000	609,662	INSURANCE — 0.3%
MGM Mirage, 8.50%,			Allstate Corp. (The),
9/15/10(3)	565,000	563,587	7.45%, 5/16/19	380,000	455,533
MGM Mirage, 6.75%,			Fairfax Financial
9/1/12(3)	350,000	300,125	Holdings Ltd., 7.75%,
MGM Mirage, 7.625%,			6/15/17(3)	400,000	406,000
1/15/17(3)	125,000	95,625	International Lease
Starwood Hotels &			Finance Corp., 5.30%,
Resorts Worldwide, Inc.,			5/1/12(3)	375,000	319,866
6.75%, 5/15/18(3)	250,000	241,875	Liberty Mutual Group,
Yum! Brands, Inc.,			Inc., VRN, 10.75%,
5.30%, 9/15/19(3)	620,000	640,725	6/15/38(3)(4)	125,000	131,875
Yum! Brands, Inc.,			MetLife Global Funding I,
6.875%, 11/15/37(3)	530,000	585,901	5.125%, 4/10/13(3)(4)	495,000	531,348
		4,078,406	MetLife, Inc., 6.75%,
			6/1/16(3)	500,000	575,286
HOUSEHOLD DURABLES(2)
			New York Life Global
D.R. Horton, Inc.,			Funding, 4.65%,
5.625%, 9/15/14(3)	70,000	67,025	5/9/13(3)(4)	390,000	417,639
K Hovnanian Enterprises,			Prudential Financial, Inc.,
Inc., 10.625%, 10/15/16(4)	125,000	128,125	7.375%, 6/15/19(3)	250,000	284,663
KB Home, 6.375%,			Prudential Financial, Inc.,
8/15/11(3)	105,000	105,787	5.40%, 6/13/35(3)	600,000	526,030
Meritage Homes Corp.,			Travelers Cos., Inc. (The),
7.00%, 5/1/14(3)	155,000	148,025	5.90%, 6/2/19(3)	250,000	280,297
Whirlpool Corp., 8.60%,					3,928,537
5/1/14(3)	90,000	104,196

Strategic Allocation: Moderate

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
IT SERVICES(2)			News America, Inc.,
SunGard Data Systems,			6.90%, 8/15/39(3)(4)	$ 350,000	$ 383,139
Inc., 9.125%, 8/15/13(3)	$ 440,000	$ 448,800	Nielsen Finance LLC/
SunGard Data Systems,			Nielsen Finance Co.,
Inc., 10.25%, 8/15/15(3)	200,000	206,000	11.50%, 5/1/16(3)	125,000	135,000
		654,800	Omnicom Group, Inc.,
			6.25%, 7/15/19(3)	450,000	498,475
MACHINERY — 0.1%
			Rogers Cable, Inc.,
Caterpillar Financial			7.875%, 5/1/12(3)	50,000	56,650
Services Corp., 4.85%,
12/7/12(3)	530,000	577,364	Rogers Cable, Inc.,
			6.25%, 6/15/13(3)	462,000	509,107
Deere & Co., 5.375%,
10/16/29(3)	410,000	432,119	Sirius XM Radio, Inc.,
			9.625%, 8/1/13(3)	100,000	97,000
RBS Global, Inc./Rexnord
LLC, 9.50%, 8/1/14(3)	325,000	325,000	Time Warner Cable, Inc.,
			5.40%, 7/2/12(3)	380,000	409,730
SPX Corp., 7.625%,
12/15/14(3)	125,000	128,125	Time Warner Cable, Inc.,
			6.75%, 7/1/18(3)	630,000	704,851
		1,462,608
			Time Warner, Inc.,
MEDIA — 0.7%			5.50%, 11/15/11(3)	450,000	481,562
British Sky Broadcasting			Time Warner, Inc.,
Group plc, 9.50%,			7.625%, 4/15/31(3)	130,000	151,298
11/15/18(3)(4)	640,000	844,815
			Time Warner, Inc.,
Cablevision Systems			7.70%, 5/1/32(3)	390,000	458,878
Corp., 8.00%, 4/15/12(3)	400,000	423,000
			Viacom, Inc., 5.625%,
CBS Corp., 5.50%,			9/15/19(3)	850,000	909,860
5/15/33(3)	240,000	198,448
			Viacom, Inc., 6.875%,
CCH I LLC/CCH I			4/30/36(3)	320,000	347,119
Capital Corp., 11.00%,
10/1/15(1)(4)(5)	806,000	170,268	Virgin Media Finance plc,
			9.50%, 8/15/16(3)	500,000	527,500
Cengage Learning
Acquisitions, Inc.,					10,890,917
10.50%, 1/15/15(4)	200,000	186,500	METALS & MINING — 0.3%
Cinemark USA, Inc.,			AK Steel Corp., 7.75%,
8.625%, 6/15/19(3)(4)	150,000	155,250	6/15/12(3)	150,000	151,500
Clear Channel			ArcelorMittal, 6.125%,
Communications, Inc.,			6/1/18(3)	760,000	777,556
10.75%, 8/1/16	125,000	80,313	Barrick Gold Corp.,
Comcast Corp., 5.90%,			6.95%, 4/1/19	270,000	314,386
3/15/16(3)	490,000	535,635	Freeport-McMoRan
Comcast Corp., 6.40%,			Copper & Gold, Inc.,
5/15/38(3)	470,000	489,107	8.25%, 4/1/15(3)	325,000	348,938
DirecTV Holdings LLC/			Freeport-McMoRan
DirecTV Financing Co.,			Copper & Gold, Inc.,
Inc., 6.375%, 6/15/15(3)	430,000	443,975	8.375%, 4/1/17(3)	420,000	453,699
Harland Clarke Holdings			Newmont Mining Corp.,
Corp., 9.50%, 5/15/15(3)	650,000	613,437	6.25%, 10/1/39(3)	430,000	427,724
Interpublic Group of			Rio Tinto Finance USA
Cos., Inc. (The), 10.00%,			Ltd., 5.875%, 7/15/13(3)	770,000	845,976
7/15/17(3)	750,000	825,000	Vale Overseas Ltd.,
Mediacom LLC/			5.625%, 9/15/19(3)	150,000	155,786
Mediacom Capital Corp.,
9.125%, 8/15/19(3)(4)	250,000	255,000

Strategic Allocation: Moderate

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Xstrata Finance Canada			Chesapeake Energy
Ltd., 5.80%, 11/15/16(3)(4)	$ 444,000	$ 448,606	Corp., 7.625%, 7/15/13(3)	$ 125,000	$ 127,187
		3,924,171	Chesapeake Energy
MULTILINE RETAIL(2)			Corp., 7.50%, 6/15/14(3)	450,000	454,500
J.C. Penney Corp., Inc.,			ConocoPhillips, 6.50%,
6.875%, 10/15/15(3)	25,000	25,750	2/1/39(3)	870,000	993,502
Macy’s Retail Holdings,			El Paso Corp., 7.875%,
Inc., 5.35%, 3/15/12(3)	395,000	396,975	6/15/12(3)	220,000	226,577
		422,725	El Paso Corp., 6.875%,
			6/15/14(3)	300,000	297,082
MULTI-UTILITIES — 0.4%
			Enbridge Energy
CenterPoint Energy			Partners LP, 6.50%,
Resources Corp., 6.125%,			4/15/18(3)	210,000	235,623
11/1/17(3)	530,000	571,516
			Encore Acquisition Co.,
CenterPoint Energy			9.50%, 5/1/16(3)	125,000	132,500
Resources Corp., 6.25%,
2/1/37(3)	680,000	701,000	Enterprise Products
			Operating LLC, 6.30%,
Dominion Resources,			9/15/17(3)	1,050,000	1,161,149
Inc., 4.75%, 12/15/10(3)	581,000	602,471
			EOG Resources, Inc.,
Dominion Resources,			5.625%, 6/1/19(3)	380,000	423,078
Inc., 6.40%, 6/15/18(3)	490,000	554,728
			Forest Oil Corp., 7.75%,
NSTAR Electric Co.,			5/1/14(3)	550,000	548,625
5.625%, 11/15/17(3)	430,000	475,109
			Kerr-McGee Corp.,
Pacific Gas & Electric			6.95%, 7/1/24(3)	420,000	458,168
Co., 4.20%, 3/1/11(3)	970,000	1,005,307
			Kinder Morgan Energy
Pacific Gas & Electric			Partners LP, 6.85%,
Co., 5.80%, 3/1/37(3)	367,000	386,324	2/15/20(3)	510,000	580,029
Pacific Gas & Electric			Kinder Morgan Energy
Co., 6.35%, 2/15/38(3)	490,000	554,877	Partners LP, 6.50%,
PG&E Corp., 5.75%,			9/1/39(3)	260,000	267,817
4/1/14(3)	350,000	386,143	Magellan Midstream
Sempra Energy, 8.90%,			Partners LP, 6.55%,
11/15/13(3)	300,000	357,731	7/15/19(3)	200,000	224,640
Sempra Energy, 6.50%,			Massey Energy Co.,
6/1/16(3)	260,000	290,444	6.875%, 12/15/13(3)	230,000	227,700
Sempra Energy, 6.00%,			Nexen, Inc., 5.65%,
10/15/39(3)	170,000	169,587	5/15/17(3)	390,000	403,951
Teco Finance, Inc.,			Nexen, Inc., 6.40%,
6.75%, 5/1/15(3)	40,000	43,724	5/15/37(3)	660,000	661,926
		6,098,961	OPTI Canada, Inc.,
OFFICE ELECTRONICS(2)			7.875%, 12/15/14(3)	275,000	220,000
Xerox Corp., 5.65%,			Petrobras International
5/15/13(3)	160,000	170,410	Finance Co., 5.75%,
			1/20/20(3)	230,000	235,462
OIL, GAS & CONSUMABLE FUELS — 0.9%
Anadarko Petroleum			Petrohawk Energy Corp.,
			7.875%, 6/1/15(3)	100,000	100,250
Corp., 6.95%, 6/15/19(3)	240,000	274,846
			Plains All American
Anadarko Petroleum			Pipeline LP/PAA Finance
Corp., 6.45%, 9/15/36(3)	500,000	527,330
			Corp., 8.75%, 5/1/19(3)	510,000	628,559
Bill Barrett Corp.,			Range Resources Corp.,
9.875%, 7/15/16(3)	250,000	265,000
			7.375%, 7/15/13(3)	275,000	280,500

Strategic Allocation: Moderate

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Range Resources Corp.,			GlaxoSmithKline Capital,
6.375%, 3/15/15(3)	$ 75,000	$ 73,688	Inc., 4.85%, 5/15/13(3)	$ 410,000	$ 447,931
Sabine Pass LNG LP,			Pfizer, Inc., 7.20%,
7.50%, 11/30/16(3)	350,000	292,250	3/15/39(3)	340,000	434,592
Shell International			Watson Pharmaceuticals,
Finance BV, 4.30%,			Inc., 5.00%, 8/15/14(3)	838,000	872,630
9/22/19(3)	430,000	441,866	Wyeth, 5.95%, 4/1/37(3)	568,000	626,630
Shell International					4,772,487
Finance BV, 6.375%,
12/15/38(3)	430,000	501,165	REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.2%
Talisman Energy, Inc.,			Host Hotels & Resorts LP,
7.75%, 6/1/19(3)	400,000	480,095	7.00%, 8/15/12(3)	550,000	559,625
Williams Cos., Inc. (The),			Host Hotels & Resorts LP,
8.125%, 3/15/12(3)	450,000	495,986	6.75%, 6/1/16(3)	250,000	238,125
XTO Energy, Inc., 5.30%,			ProLogis, 7.625%,
6/30/15(3)	770,000	834,395	8/15/14(3)	230,000	246,945
XTO Energy, Inc., 6.50%,			ProLogis, 5.625%,
12/15/18(3)	390,000	441,335	11/15/16(3)	1,100,000	1,045,873
XTO Energy, Inc., 6.10%,			ProLogis, 7.375%,
4/1/36(3)	612,000	635,303	10/30/19(3)	240,000	243,923
		14,152,084	Simon Property Group
			LP, 6.75%, 5/15/14(3)	320,000	351,098
PAPER & FOREST PRODUCTS — 0.2%
					2,685,589
Boise Cascade LLC,
7.125%, 10/15/14(3)	269,000	234,030	REAL ESTATE MANAGEMENT & DEVELOPMENT(2)
Domtar Corp., 9.50%,			AMB Property LP,
8/1/16(3)	250,000	266,250	6.625%, 12/1/19(3)	160,000	161,500
Georgia-Pacific LLC,			CB Richard Ellis Services,
7.70%, 6/15/15(3)	550,000	572,000	Inc., 11.625%, 6/15/17(3)	100,000	111,000
Georgia-Pacific LLC,					272,500
7.125%, 1/15/17(3)(4)	175,000	178,063	ROAD & RAIL — 0.1%
International Paper Co.,			CSX Corp., 7.375%,
9.375%, 5/15/19(3)	640,000	795,888	2/1/19(3)	390,000	463,859
International Paper Co.,			Union Pacific Corp.,
7.30%, 11/15/39(7)	310,000	309,197	5.75%, 11/15/17(3)	770,000	841,968
Verso Paper Holdings					1,305,827
LLC/Verso Paper, Inc.,			SEMICONDUCTORS & SEMICONDUCTOR
9.125%, 8/1/14(3)	200,000	185,000	EQUIPMENT(2)
		2,540,428	STATS ChipPAC Ltd.,
PERSONAL PRODUCTS(2)			6.75%, 11/15/11(3)	53,000	53,398
Mead Johnson Nutrition			SOFTWARE(2)
Co., 3.50%, 11/1/14(3)(4)	220,000	224,027	Intuit, Inc., 5.75%,
PHARMACEUTICALS — 0.3%			3/15/17(3)	571,000	610,670
Abbott Laboratories,			SPECIALTY RETAIL — 0.2%
5.875%, 5/15/16(3)	265,000	302,320	Burlington Coat Factory
Abbott Laboratories,			Warehouse Corp.,
5.60%, 11/30/17(3)	480,000	538,541	11.125%, 4/15/14(3)	250,000	260,000
AstraZeneca plc, 5.40%,			Couche-Tard US LP/
9/15/12(3)	580,000	644,263	Couche-Tard Finance
AstraZeneca plc, 5.90%,			Corp., 7.50%, 12/15/13(3)	550,000	558,938
9/15/17(3)	790,000	905,580	GSC Holdings Corp.,
			8.00%, 10/1/12(3)	470,000	485,862

Strategic Allocation: Moderate

		Shares/			Shares/
		Principal			Principal
		Amount	Value		Amount	Value
Home Depot, Inc. (The),				U.S. Government Agency
5.875%, 12/16/36(3)		$ 180,000	$ 177,833
				Mortgage-Backed Securities — 6.9%(8)
Michaels Stores, Inc.,
10.00%, 11/1/14(3)		275,000	281,875	FHLMC, 6.50%, 12/1/12(3)	$ 1,247	$ 1,343
Michaels Stores, Inc.,				FHLMC, 7.00%, 6/1/14(3)	29,427	31,586
11.375%, 11/1/16(3)		250,000	250,000
				FHLMC, 6.50%, 6/1/16(3)	126,832	137,682
Staples, Inc., 9.75%,				FHLMC, 6.50%, 6/1/16(3)	129,854	139,868
1/15/14(3)		570,000	690,207
				FHLMC, 4.50%, 1/1/19(3)	2,215,963	2,355,615
Toys “R” Us Property Co.
I LLC, 10.75%, 7/15/17(4)		500,000	536,250	FHLMC, 5.00%, 10/1/19(3)	64,568	69,088
Visant Corp., 7.625%,				FHLMC, 5.00%, 11/1/19(3)	311,209	332,997
10/1/12(3)		56,000	56,560	FHLMC, 5.50%, 11/1/19(3)	7,655	8,269
			3,297,525	FHLMC, 5.50%, 11/1/19(3)	8,241	8,902
TEXTILES, APPAREL & LUXURY GOODS(2)
				FHLMC, 5.50%, 11/1/19(3)	8,727	9,426
Perry Ellis International,				FHLMC, 5.50%, 11/1/19(3)	10,441	11,279
Inc., 8.875%, 9/15/13(3)		575,000	566,375
				FHLMC, 5.50%, 11/1/19(3)	12,077	13,045
Phillips-Van Heusen
Corp., 7.25%, 2/15/11(3)		38,000	38,333	FHLMC, 5.50%, 12/1/19(3)	9,930	10,726
			604,708	FHLMC, 5.00%, 2/1/20(3)	5,707	6,102
THRIFTS & MORTGAGE FINANCE(2)				FHLMC, 5.00%, 2/1/20(3)	12,822	13,708
Compagnie de				FHLMC, 5.50%, 3/1/20(3)	11,678	12,546
Financement Foncier,				FHLMC, 5.50%, 3/1/20(3)	16,701	17,944
1.25%, 12/1/11	JPY	47,000,000	543,675
				FHLMC, 5.50%, 3/1/20(3)	35,209	37,828
TOBACCO(2)
				FHLMC, 5.00%, 5/1/20(3)	7,569	8,092
Altria Group, Inc., 9.25%,
8/6/19(3)		$ 390,000	477,279	FHLMC, 5.00%, 5/1/20(3)	23,208	24,811
TRADING COMPANIES & DISTRIBUTORS — 0.1%				FHLMC, 5.00%, 5/1/20(3)	40,387	43,177
Ashtead Capital, Inc.,				FHLMC, 4.50%, 7/1/20(3)	221,898	234,426
9.00%, 8/15/16(3)(4)		475,000	467,875	FHLMC, 4.00%, 10/1/20(3)	76,109	78,456
RSC Equipment Rental,				FHLMC, 5.00%, 4/1/21(3)	8,178,762	8,743,693
Inc., 9.50%, 12/1/14(3)		300,000	295,125
				FHLMC, 8.00%, 6/1/26(3)	1,978	2,279
			763,000
				FHLMC, 8.00%, 6/1/26(3)	2,842	3,274
WIRELESS TELECOMMUNICATION SERVICES — 0.2%
America Movil SAB de				FHLMC, 8.00%, 6/1/26(3)	8,641	9,955
CV, 5.00%, 10/16/19(3)(4)		400,000	404,733	FHLMC, 8.00%, 7/1/26(3)	1,597	1,839
Cellco Partnership/				FHLMC, 7.00%, 8/1/29(3)	7,996	8,955
Verizon Wireless Capital				FHLMC, 7.50%, 8/1/29(3)	24,178	27,545
LLC, 8.50%, 11/15/18(3)		1,180,000	1,510,771
				FHLMC, 8.00%, 7/1/30(3)	44,786	51,557
Cricket Communications,
Inc., 9.375%, 11/1/14(3)		225,000	217,687	FHLMC, 6.50%, 6/1/31(3)	97,923	106,840
Crown Castle				FHLMC, 5.50%, 12/1/33(3)	1,136,259	1,215,575
International Corp.,				FHLMC, 6.50%, 5/1/34(3)	38,343	41,630
9.00%, 1/15/15(3)		500,000	531,250
				FHLMC, 5.50%, 6/1/35(3)	146,260	156,218
Rogers Communications,
Inc., 6.80%, 8/15/18(3)		310,000	356,571	FHLMC, 5.00%, 9/1/35(3)	67,391	70,830
Syniverse Technologies,				FHLMC, 5.00%, 9/1/35(3)	100,898	106,048
Inc., 7.75%, 8/15/13(3)		100,000	97,750	FHLMC, 5.50%, 10/1/35(3)	90,492	96,653
			3,118,762	FHLMC, 5.50%, 10/1/35(3)	278,253	297,198
TOTAL CORPORATE BONDS				FHLMC, 5.00%, 11/1/35(3)	1,103,233	1,159,537
(Cost $133,665,072)			142,621,160	FHLMC, 6.50%, 3/1/36(3)	20,259	21,901

Strategic Allocation: Moderate

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
FHLMC, 6.50%, 3/1/36(3)	$ 42,909	$ 46,387	FNMA, 5.50%, 8/1/33(3)	$ 2,425,893	$ 2,591,441
FHLMC, 5.50%, 1/1/38(3)	2,615,577	2,789,983	FNMA, 5.00%, 11/1/33(3)	3,573,518	3,760,919
FHLMC, 6.00%, 11/1/38	9,055,441	9,725,424	FNMA, 5.50%, 1/1/34(3)	4,368,649	4,676,066
FHLMC, 6.50%, 7/1/47(3)	360,776	388,046	FNMA, 5.50%, 9/1/34(3)	186,057	198,666
FNMA, 6.00%, 5/1/11(3)	7,870	8,207	FNMA, 5.50%, 10/1/34(3)	194,936	208,147
FNMA, 6.50%, 3/1/12(3)	14,502	15,638	FNMA, 6.00%, 10/1/34(3)	417,587	450,855
FNMA, 6.50%, 4/1/12(3)	879	948	FNMA, 5.00%, 11/1/34(3)	844,336	888,614
FNMA, 6.50%, 4/1/12(3)	1,792	1,932	FNMA, 5.50%, 3/1/35(3)	11,071	11,814
FNMA, 6.50%, 4/1/12(3)	8,117	8,753	FNMA, 5.50%, 3/1/35(3)	16,913	18,049
FNMA, 6.50%, 4/1/12(3)	22,070	23,799	FNMA, 5.50%, 3/1/35(3)	25,692	27,417
FNMA, 6.00%, 12/1/13(3)	26,207	28,386	FNMA, 5.50%, 3/1/35(3)	84,012	89,654
FNMA, 5.32%, 4/1/14(3)	115,151	126,136	FNMA, 5.50%, 3/1/35(3)	85,346	91,077
FNMA, 6.00%, 4/1/14(3)	81,191	87,941	FNMA, 5.00%, 4/1/35(3)	104,842	110,176
FNMA, 7.50%, 6/1/15(3)	20,011	21,912	FNMA, 6.00%, 5/1/35(3)	12,704	13,684
FNMA, 5.17%, 1/1/16(3)	174,078	190,223	FNMA, 6.00%, 5/1/35(3)	89,445	96,347
FNMA, 4.50%, 5/1/19(3)	2,756,926	2,919,900	FNMA, 6.00%, 6/1/35(3)	2,097	2,259
FNMA, 4.00%, 6/1/19(3)	24,869	25,981	FNMA, 6.00%, 6/1/35(3)	44,978	48,449
FNMA, 4.50%, 6/1/19(3)	247,085	261,691	FNMA, 6.00%, 6/1/35(3)	167,418	180,337
FNMA, 4.50%, 12/1/19(3)	27,610	29,242	FNMA, 5.00%, 7/1/35(3)	385,154	404,750
FNMA, 5.00%, 3/1/20(3)	42,063	44,968	FNMA, 5.50%, 7/1/35(3)	69,640	74,317
FNMA, 5.00%, 3/1/20(3)	42,572	45,552	FNMA, 6.00%, 7/1/35(3)	20,160	21,716
FNMA, 5.00%, 4/1/20(3)	35,259	37,694	FNMA, 6.00%, 7/1/35(3)	169,989	183,106
FNMA, 5.00%, 5/1/20(3)	10,430	11,151	FNMA, 6.00%, 7/1/35(3)	225,668	243,083
FNMA, 5.00%, 5/1/20(3)	49,627	53,055	FNMA, 5.50%, 8/1/35(3)	43,457	46,375
FNMA, 5.00%, 7/1/20(3)	160,976	172,095	FNMA, 6.00%, 8/1/35(3)	22,895	24,662
FNMA, 7.00%, 5/1/26(3)	5,527	6,162	FNMA, 4.50%, 9/1/35(3)	5,813,316	5,998,275
FNMA, 7.00%, 6/1/26(3)	6,083	6,782	FNMA, 5.50%, 9/1/35(3)	2,799	2,987
FNMA, 7.50%, 3/1/27(3)	20,217	23,015	FNMA, 5.50%, 9/1/35(3)	7,594	8,104
FNMA, 6.50%, 4/1/29(3)	41,013	44,806	FNMA, 5.50%, 9/1/35(3)	60,506	64,569
FNMA, 6.50%, 6/1/29(3)	32,053	35,017	FNMA, 5.50%, 9/1/35(3)	179,635	191,698
FNMA, 6.50%, 6/1/29(3)	78,691	85,968	FNMA, 5.50%, 9/1/35(3)	355,366	379,228
FNMA, 7.00%, 7/1/29(3)	28,027	31,306	FNMA, 5.00%, 10/1/35(3)	54,211	56,969
FNMA, 7.00%, 7/1/29(3)	29,925	33,410	FNMA, 5.50%, 10/1/35(3)	1,045,425	1,115,624
FNMA, 6.50%, 8/1/29(3)	85,623	93,541	FNMA, 6.00%, 10/1/35(3)	127,570	137,415
FNMA, 7.00%, 3/1/30(3)	47,982	53,595	FNMA, 5.50%, 11/1/35(3)	483,399	515,858
FNMA, 8.00%, 7/1/30(3)	39,384	45,233	FNMA, 6.00%, 11/1/35(3)	214,420	230,966
FNMA, 7.50%, 9/1/30(3)	25,798	29,398	FNMA, 6.50%, 11/1/35(3)	15,266	16,539
FNMA, 6.50%, 9/1/31(3)	209,517	228,697	FNMA, 6.50%, 11/1/35(3)	33,564	36,364
FNMA, 7.00%, 9/1/31(3)	128,462	143,273	FNMA, 6.50%, 12/1/35(3)	98,528	106,747
FNMA, 6.50%, 1/1/32(3)	76,129	83,051	FNMA, 6.50%, 4/1/36(3)	64,535	69,878
FNMA, 7.00%, 6/1/32(3)	650,297	722,376	FNMA, 6.00%, 8/1/36(3)	295,299	317,533
FNMA, 6.50%, 10/1/32(3)	384,928	419,684	FNMA, 5.00%, 10/1/36(3)	3,679,678	3,865,171
FNMA, 5.50%, 6/1/33(3)	897,834	959,104	FNMA, 5.50%, 1/1/37	16,912,665	18,048,323

Strategic Allocation: Moderate

	Shares/				Shares/
	Principal				Principal
	Amount	Value			Amount	Value
FNMA, 5.50%, 2/1/37(3)	$ 3,038,741	$ 3,238,514	State Street Bank
FNMA, 6.00%, 5/1/37(3)	219,251	235,451	and Trust Co., 1.85%,
			3/15/11(3)	$ 4,000,000		$ 4,069,752
FNMA, 6.00%, 7/1/37(3)	78,122	83,894
						17,898,070
FNMA, 6.50%, 8/1/37(3)	6,344,006	6,842,481
			TOTAL U.S. GOVERNMENT AGENCY
FNMA, 6.50%, 6/1/47(3)	267,728	288,012	SECURITIES AND EQUIVALENTS
FNMA, 6.50%, 8/1/47(3)	1,534,117	1,650,344	(Cost $37,718,624)			38,434,440
FNMA, 6.50%, 9/1/47(3)	105,706	113,715	Sovereign Governments &
FNMA, 6.50%, 9/1/47(3)	746,378	802,925	Agencies — 1.8%
FNMA, 6.50%, 9/1/47(3)	3,129,029	3,366,089	AUSTRALIA(2)
GNMA, 9.00%, 4/20/25(3)	2,411	2,777	New South Wales
GNMA, 7.50%, 10/15/25(3)	5,942	6,781	Treasury Corp., 5.50%,
GNMA, 6.00%, 4/15/26(3)	1,634	1,765	3/1/17	AUD	210,000	188,890
GNMA, 6.00%, 4/15/26(3)	2,783	3,006	AUSTRIA — 0.1%
			Republic of Austria,
GNMA, 7.50%, 6/15/26(3)	5,024	5,739	3.40%, 10/20/14	EUR	140,000	217,676
GNMA, 7.00%, 12/15/27(3)	39,269	43,770	Republic of Austria,
GNMA, 7.50%, 12/15/27(3)	44,336	50,695	4.30%, 9/15/17(3)(4)	EUR	150,000	241,338
GNMA, 6.50%, 1/15/28(3)	24,553	26,813	Republic of Austria,
			4.35%, 3/15/19(4)	EUR	230,000	367,935
GNMA, 6.50%, 3/15/28(3)	13,781	15,049
GNMA, 6.00%, 5/15/28(3)	61,773	66,861	Republic of Austria,
			4.15%, 3/15/37(4)	EUR	100,000	146,814
GNMA, 6.00%, 5/15/28(3)	76,119	82,389				973,763
GNMA, 6.50%, 5/15/28(3)	7,754	8,467	BELGIUM — 0.1%
GNMA, 7.00%, 5/15/31(3)	91,476	102,217	Kingdom of Belgium,
GNMA, 5.50%, 4/15/32(3)	73,417	78,772	4.00%, 3/28/18	EUR	580,000	909,599
GNMA, 5.50%, 11/15/32(3)	575,683	617,673	Kingdom of Belgium,
			5.00%, 3/28/35(3)	EUR	120,000	197,474
GNMA, 6.50%, 10/15/38(3)	11,053,348	11,870,044
						1,107,073
TOTAL U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES			BRAZIL(2)
(Cost $104,115,684)		111,066,376	Brazilian Government
			International Bond,
U.S. Government Agency			5.875%, 1/15/19(3)	$ 430,000		473,430
Securities and Equivalents — 2.4%			CANADA — 0.1%
FIXED-RATE U.S. GOVERNMENT			Government of Canada,
AGENCY SECURITIES — 1.2%			3.75%, 6/1/12	CAD	380,000	380,551
FHLMC, 2.50%, 4/23/14	10,000,000	10,188,070	Government of Canada,
FNMA, 2.75%, 3/13/14(3)	10,000,000	10,348,300	5.00%, 6/1/14	CAD	490,000	519,236
		20,536,370	Government of Canada,
GOVERNMENT-BACKED CORPORATE BONDS(9) — 1.2%			5.75%, 6/1/33	CAD	270,000	326,776
			Hydro Quebec, 8.40%,
Bank of America Corp.,			1/15/22(3)	$ 130,000		175,967
VRN, 0.58%, 1/29/10(3)	3,900,000	3,936,098
						1,402,530
Citigroup Funding, Inc.,
VRN, 0.61%, 1/29/10(3)	3,900,000	3,937,027	DENMARK — 0.1%
KeyCorp, VRN, 0.95%,			Kingdom of Denmark,
12/15/09(3)	2,000,000	2,015,304	5.00%, 11/15/13	DKK	3,080,000	679,983
Morgan Stanley, VRN,			Kingdom of Denmark,
0.64%, 12/21/09(3)	3,900,000	3,939,889	4.00%, 11/15/17	DKK	650,000	137,493
						817,476

Strategic Allocation: Moderate

		Shares/				Shares/
		Principal				Principal
		Amount	Value			Amount	Value
FINLAND — 0.1%				Republic of Italy,
Government of Finland,				4.00%, 2/1/37	EUR	200,000	$ 267,135
4.25%, 9/15/12	EUR	260,000	$ 417,097				1,547,424
Government of Finland,				JAPAN — 0.2%
3.125%, 9/15/14	EUR	340,000	526,972	Development Bank of
Government of Finland,				Japan, 2.30%, 3/19/26	JPY	20,000,000	240,916
3.875%, 9/15/17	EUR	325,000	512,360	Government of Japan,
			1,456,429	1.20%, 3/20/12	JPY	97,000,000	1,146,582
FRANCE — 0.1%				Government of Japan,
Government of France,				0.60%, 9/20/14	JPY	54,250,000	629,501
4.00%, 4/25/14(3)	EUR	250,000	401,517	Government of Japan,
Government of France,				1.20%, 6/20/15	JPY	40,200,000	478,930
3.25%, 4/25/16	EUR	100,000	154,100	Government of Japan,
Government of France,				1.80%, 6/20/18	JPY	27,000,000	331,225
4.25%, 4/25/19	EUR	230,000	370,749	Government of Japan,
Government of France,				1.50%, 9/20/18	JPY	45,300,000	541,564
5.50%, 4/25/29(3)	EUR	110,000	197,155	Government of Japan,
Government of France,				2.10%, 12/20/26	JPY	29,100,000	345,382
4.75%, 4/25/35	EUR	110,000	182,979	Government of Japan,
			1,306,500	2.40%, 3/20/37	JPY	18,800,000	228,851
GERMANY — 0.3%							3,942,951
German Federal Republic,				MEXICO — 0.1%
4.25%, 10/12/12	EUR	670,000	1,080,311	United Mexican States,
German Federal Republic,				5.95%, 3/19/19(3)	$ 710,000		773,190
3.50%, 1/4/16	EUR	940,000	1,487,447	MULTI-NATIONAL(2)
German Federal Republic,				European Investment
3.75%, 1/4/19(3)	EUR	620,000	982,336	Bank, 4.75%, 6/6/12	GBP	180,000	316,701
German Federal Republic,				European Investment
5.625%, 1/4/28(3)	EUR	330,000	602,441	Bank, 5.375%, 10/15/12	EUR	250,000	411,833
German Federal Republic,							728,534
4.75%, 7/4/34	EUR	250,000	420,321	NETHERLANDS — 0.1%
German Federal Republic,				Kingdom of Netherlands,
4.25%, 7/4/39(3)	EUR	120,000	191,747	4.25%, 7/15/13	EUR	460,000	744,023
Kreditanstalt fuer				Kingdom of Netherlands,
Wiederaufbau, 4.375%,				4.00%, 7/15/16	EUR	130,000	208,040
10/11/13	EUR	380,000	613,710
				Kingdom of Netherlands,
			5,378,313	4.00%, 1/15/37	EUR	240,000	358,972
IRELAND(2)							1,311,035
Republic of Ireland,				PORTUGAL — 0.1%
4.00%, 1/15/14	EUR	200,000	308,458	Portugal Obrigacoes
Republic of Ireland,				do Tesouro OT, 0.60%,
5.90%, 10/18/19	EUR	130,000	211,395	10/15/14	EUR	140,000	218,359
			519,853	Portugal Obrigacoes
ITALY — 0.1%				do Tesouro OT, 4.35%,
Republic of Italy,				10/16/17	EUR	345,000	550,176
5.25%, 8/1/17	EUR	610,000	1,031,252	Portugal Obrigacoes
Republic of Italy,				do Tesouro OT, 4.75%,
5.00%, 8/1/34(3)	EUR	160,000	249,037	6/14/19	EUR	330,000	534,326
							1,302,861

Strategic Allocation: Moderate

		Shares/			Shares/
		Principal			Principal
		Amount	Value		Amount	Value
SPAIN — 0.1%				Municipal Securities — 1.0%
Government of Spain,
5.40%, 7/30/11	EUR	200,000	$ 320,449	California Educational
				Facilities Auth. Rev.,
Government of Spain,				Series 2007 T1,
4.25%, 1/31/14(3)	EUR	270,000	433,863	(Stanford University),
Government of Spain,				5.00%, 3/15/39(3)	$ 5,000,000	$ 5,642,800
4.30%, 10/31/19	EUR	170,000	267,398	California GO, (Building
Government of Spain,				Bonds), 7.30%, 10/1/39(3)	820,000	823,961
4.90%, 7/30/40	EUR	200,000	319,518	Columbus Development
			1,341,228	Auth. Industrial Rev.,
SWEDEN(2)				(Litho-Krome), VRDN,
				0.30%, 12/3/09 (LOC:
Government of Sweden,				Bank of America N.A.)(3)	3,900,000	3,900,000
5.25%, 3/15/11(3)	SEK	1,710,000	260,152
				Illinois GO, (Taxable
Government of Sweden,				Pension), 5.10%, 6/1/33(3)	1,150,000	1,033,827
6.75%, 5/5/14	SEK	890,000	150,742
				Los Angeles Unified
Government of Sweden,				School District GO,
4.25%, 3/12/19	SEK	810,000	125,906	(Building Bonds), 5.76%,
			536,800	7/1/29(3)	410,000	403,124
UNITED KINGDOM — 0.2%				New Jersey State
Government of United				Turnpike Auth. Rev.,
Kingdom, 5.00%, 3/7/12	GBP	80,000	142,205	Series 2009 F, (Building
				Bonds), 7.41%, 1/1/40(3)	700,000	842,667
Government of United
Kingdom, 5.00%, 9/7/14	GBP	190,000	346,227	New York State Dormitory
Government of United				Auth. Rev., (Building
				Bonds), 5.63%, 3/15/39(3)	370,000	376,819
Kingdom, 4.00%, 9/7/16	GBP	140,000	243,862
Government of United				Orange County Housing
Kingdom, 4.50%, 3/7/19	GBP	620,000	1,098,713	Finance Auth. Multifamily
				Rev., Series 2002 B,
Government of United				(Millenia), VRDN, 0.28%,
Kingdom, 8.00%, 6/7/21	GBP	50,000	115,639	12/2/09 (LOC: FNMA)(3)	1,965,000	1,965,000
Government of United				Texas GO, (Building
Kingdom, 4.25%, 6/7/32	GBP	190,000	320,367	Bonds), 5.52%, 4/1/39(3)	680,000	705,928
Government of United				University of California
Kingdom, 4.25%,				Rev., (Building Bonds),
3/7/36(1)	GBP	260,000	436,476	5.77%, 5/15/43(3)	460,000	472,457
Government of United				TOTAL MUNICIPAL SECURITIES
Kingdom, 4.50%,				(Cost $15,331,707)		16,166,583
12/7/42	GBP	460,000	815,563
			3,519,052	Commercial Paper — 0.9%(10)
TOTAL SOVEREIGN				Catholic Health Initiatives,
GOVERNMENTS & AGENCIES				0.95%, 2/4/10(3)	3,900,000	3,900,000
(Cost $27,158,514)			28,627,332	Govco LLC, 0.80%,
				12/21/09(3)(4)	3,900,000	3,899,103
				Honeywell International,
				Inc., 0.96%, 12/7/09(3)(4)	3,900,000	3,899,883
				Lower Colorado River
				Auth., 1.15%, 12/4/09(3)	3,700,000	3,700,000
				TOTAL COMMERCIAL PAPER
				(Cost $15,397,649)		15,398,986

Strategic Allocation: Moderate

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Collateralized Mortgage			Credit Suisse Mortgage
			Capital Certificates,
Obligations — 0.7%(8)			Series 2007 TF2A,
PRIVATE SPONSOR COLLATERALIZED			Class A1, VRN, 0.42%,
MORTGAGE OBLIGATIONS — 0.1%			12/15/09, resets
Banc of America			monthly off the 1-month
Alternative Loan Trust,			LIBOR plus 0.18% with
			no caps(3)(4)	$ 1,788,847	$ 1,530,149
Series 2007-2, Class 2A4,
5.75%, 6/25/37(3)	$ 1,545,304	$ 958,804	Greenwich Capital
Countrywide Home Loan			Commercial Funding
Mortgage Pass-Through			Corp., Series 2006 FL4A,
Trust, Series 2007-16,			Class A1, VRN, 0.33%,
Class A1, 6.50%,			12/5/09, resets
10/25/37(3)	1,076,636	884,411	monthly off the 1-month
			LIBOR plus 0.09% with
MASTR Alternative Loans			no caps(3)(4)	483,996	415,657
Trust, Series 2003-8,
Class 4A1, 7.00%,			LB-UBS Commercial
12/25/33(3)	50,181	47,666	Mortgage Trust, Series
			2005 C2, Class A2 SEQ,
		1,890,881	4.82%, 4/15/30(3)	2,898,877	2,905,620
U.S. GOVERNMENT AGENCY COLLATERALIZED			Merrill Lynch Floating
MORTGAGE OBLIGATIONS — 0.6%			Trust, Series 2006-1,
FHLMC, Series 2926,			Class A1, VRN, 0.31%,
Class EW SEQ, 5.00%,			12/15/09, resets
1/15/25(3)	2,650,000	2,817,545	monthly off the 1-month
FHLMC, Series 3203,			LIBOR plus 0.07% with
Class VN SEQ, 5.00%,			no caps(3)(4)	1,539,940	1,385,258
6/15/22(3)	5,966,000	6,363,984	Washington Mutual
FNMA, Series 2003-52,			Commercial Mortgage
Class KF SEQ, VRN,			Securities Trust, Series
0.64%, 12/25/09, resets			2003 C1A, Class A SEQ,
monthly off the 1-month			3.83%, 1/25/35(3)(4)	37,149	37,217
LIBOR plus 0.40% with a			TOTAL COMMERCIAL
cap of 7.50%(3)	543,706	540,869	MORTGAGE-BACKED SECURITIES
		9,722,398	(Cost $7,928,785)		7,363,119
TOTAL COLLATERALIZED			Asset-Backed Securities — 0.1%(8)
MORTGAGE OBLIGATIONS
(Cost $11,422,126)		11,613,279	CenterPoint Energy
			Transition Bond Co. LLC,
Commercial Mortgage-Backed			Series 2005 A, Class A4,
			5.17%, 8/1/19(3)	130,000	144,336
Securities — 0.5%(8)
			CNH Equipment Trust,
Banc of America Large			Series 2007 C, Class A3A
Loan, Inc., Series 2005			SEQ, 5.21%, 12/15/11(3)	645,563	649,635
MIB1, Class A1, VRN,
0.39%, 12/15/09, resets			SLM Student Loan Trust,
monthly off the 1-month			Series 2006-5, Class A2,
LIBOR plus 0.15% with			VRN, 0.27%, 1/25/10,
no caps(3)(4)	1,083,456	977,197	resets quarterly off the
			3-month LIBOR minus
Commercial Mortgage			0.01% with no caps(3)	137,174	137,075
Pass-Through
Certificates, Series 2005			TOTAL ASSET-BACKED SECURITIES
F10A, Class A1, VRN,			(Cost $912,707)		931,046
0.34%, 12/15/09, resets
monthly off the 1-month
LIBOR plus 0.10% with
no caps(3)(4)	112,799	112,021

Strategic Allocation: Moderate

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Preferred Stocks(2)			Temporary Cash Investments –
CONSUMER FINANCE(2)			Segregated For Futures Contracts(2)
GMAC, Inc., 7.00%,			JPMorgan U.S. Treasury
12/31/11(1)(4)(11)			Plus Money Market Fund
(Cost $70,945)	77	$ 46,592	Agency Shares
Temporary Cash Investments — 3.6%			(Cost $548,000)	548,000	$ 548,000
			TOTAL INVESTMENT
JPMorgan U.S. Treasury			SECURITIES — 99.7%
Plus Money Market Fund			(Cost $1,386,866,321)		1,613,339,100
Agency Shares	58,640,071	58,640,071	OTHER ASSETS AND
U. S. Treasury Bills,			LIABILITIES — 0.3%		5,250,707
0.02%, 1/21/10(3)(10)	$ 200,000	200,001
			TOTAL NET ASSETS — 100.0%		$1,618,589,807
TOTAL TEMPORARY
CASH INVESTMENTS
(Cost $58,840,066)		58,840,072

Strategic Allocation: Moderate

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Settlement Date	Value	Unrealized Gain (Loss)
70,679	EUR for JPY	1/29/10	$ 106,108	$ (1,097)
11,980	EUR for SEK	1/29/10	17,986	(116)
313,953	EUR for SEK	1/29/10	471,326	(2,596)
48,000	AUD for USD	1/29/10	43,703	(239)
51,000	AUD for USD	1/29/10	46,434	(371)
3,000	CAD for USD	1/29/10	2,843	(14)
9,000	CAD for USD	1/29/10	8,528	(117)
152,432	CHF for USD	1/29/10	151,815	(2,596)
189,000	DKK for USD	1/29/10	38,099	(469)
521,629	DKK for USD	1/29/10	105,150	(594)
1,216,000	DKK for USD	1/29/10	245,122	(3,819)
4,000	EUR for USD	1/29/10	6,005	(70)
14,000	EUR for USD	1/29/10	21,018	(322)
26,000	EUR for USD	1/29/10	39,033	(47)
40,000	EUR for USD	1/29/10	60,051	(175)
9,000	GBP for USD	1/29/10	14,801	117
13,000	GBP for USD	1/29/10	21,379	152
79,487	GBP for USD	1/29/10	130,718	551
407,862	GBP for USD	1/29/10	670,737	7,232
23,774,037	JPY for USD	1/29/10	275,117	(11,892)
322,000	NOK for USD	1/29/10	56,601	69
331,000	NOK for USD	1/29/10	58,183	(132)
6,000	NZD for USD	1/29/10	4,279	44
9,000	SEK for USD	1/29/10	1,291	–
50,000	SEK for USD	1/29/10	7,174	(65)
4,617,000	SEK for USD	1/29/10	662,410	(4,033)
			$3,265,911	$(20,599)
(Value on Settlement Date $3,245,312)

Contracts to Buy		Settlement Date	Value	Unrealized Gain (Loss)
9,481,000	JPY for EUR	1/29/10	$ 109,716	$ 4,705
124,850	SEK for EUR	1/29/10	17,912	42
3,247,153	SEK for EUR	1/29/10	465,875	(2,854)
489,000	AUD for USD	1/29/10	445,225	5,956
3,000	CAD for USD	1/29/10	2,843	41
23,000	CHF for USD	1/29/10	22,907	380
26,000	CHF for USD	1/29/10	25,895	327
8,000	EUR for USD	1/29/10	12,010	119
1,310,000	EUR for USD	1/29/10	1,966,655	29,343
26,000	GBP for USD	1/29/10	42,758	(443)
617,053	GBP for USD	1/29/10	1,014,756	8,369
610,000	JPY for USD	1/29/10	7,059	373
2,632,000	JPY for USD	1/29/10	30,458	1,407
39,091,707	JPY for USD	1/29/10	452,376	22,903
1,966,000	NOK for USD	1/29/10	345,582	300
2,000	NZD for USD	1/29/10	1,426	(27)
29,200	NZD for USD	1/29/10	20,826	(492)
			$4,984,279	$70,449
(Value on Settlement Date $4,913,830)

Strategic Allocation: Moderate

Futures Contracts
			Underlying Face
Contracts Purchased		Expiration Date	Amount at Value	Unrealized Gain (Loss)
10	S&P 500 E-Mini Futures	December 2009	$ 547,400	$ 16,288
48	U.S. Long Bond	March 2010	5,890,500	119,780
			$6,437,900	$136,068

			Underlying Face
	Contracts Sold	Expiration Date	Amount at Value	Unrealized Gain (Loss)
186	U.S. Treasury 2-Year Notes	March 2010	$40,527,656	$(102,523)

Swap Agreements
Notional Amount Description of Agreement			Premiums Paid (Received)	Value
CREDIT DEFAULT – BUY PROTECTION
$5,800,000 Pay quarterly a fixed rate equal to 0.12% multiplied			—	$212,637
	by the notional amount and receive from Barclays
	Bank plc upon each default event of Pfizer, Inc.,
	par value of the proportional notional amount of
	Pfizer, Inc., 4.65%, 3/1/18. Expires March 2017.

Strategic Allocation: Moderate

Notes to Schedule of Investments
ADR = American Depositary Receipt	USD = United States Dollar
AUD = Australian Dollar	VRDN = Variable Rate Demand Note. Interest reset date is indicated.
CAD = Canadian Dollar	Rate shown is effective at the period end.
CHF = Swiss Franc	VRN = Variable Rate Note. Interest reset date is indicated. Rate shown
CVA = Certificaten Van Aandelen	is effective at the period end.
DKK = Danish Krone	(1)	Non-income producing.
EAFE = Europe, Australasia, and Far East	(2)	Category is less than 0.05% of total net assets.
	(3)	Security, or a portion thereof, has been segregated for when-
Equivalent = Security whose principal payments are backed by the full		issued securities, futures contracts and/or swap agreements.
faith and credit of the United States		At the period end, the aggregate value of securities pledged
ETF = Exchange Traded Fund		was $47,734,000.
EUR = Euro	(4)	Security was purchased under Rule 144A of the Securities Act of
FHLMC = Federal Home Loan Mortgage Corporation		1933 or is a private placement and, unless registered under the
FNMA = Federal National Mortgage Association		Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at
GBP = British Pound		the period end was $25,486,675, which represented 1.6% of
GDR = Global Depositary Receipt		total net assets.
GMAC = General Motors Acceptance Corporation	(5)	Security is in default.
GNMA = Government National Mortgage Association	(6)	Step-coupon security. These securities are issued with a zero-
GO = General Obligation		coupon and become interest bearing at a predetermined rate and date and are issued at a substantial discount from their value
JPY = Japanese Yen		at maturity. Interest reset or final maturity date is indicated, as
LB-UBS = Lehman Brothers, Inc. — UBS AG		applicable. Rate shown is effective at the period end.
LIBOR = London Interbank Offered Rate	(7)	When-issued security.
LOC = Letter of Credit	(8)	Final maturity indicated, unless otherwise noted.
MASTR = Mortgage Asset Securitization Transactions, Inc.	(9)	The debt is guaranteed under the Federal Deposit Insurance
MSCI = Morgan Stanley Capital International		Corporation’s (FDIC) Temporary Liquidity Guarantee Program
and is backed by the full faith and credit of the United States.
NOK = Norwegian Krone		The expiration date of the FDIC’s guarantee is the earlier of the
NZD = New Zealand Dollar		maturity date of the debt or June 30, 2012.
OJSC = Open Joint Stock Company	(10)	The rate indicated is the yield to maturity at purchase.
PIK = Payment in Kind	(11)	Perpetual security. These securities do not have a predetermined
resets = The frequency with which a security’s coupon changes,		maturity date. The coupon rates are fixed for a period of time and
based on current market conditions or an underlying index. The more		may be structured to adjust thereafter. Interest reset or next call
frequently a security resets, the less risk the investor is taking that the		date is indicated, as applicable.
coupon will vary significantly from current market rates.
SEK = Swedish Krona	Industry and geographic classifications are unaudited.
SEQ = Sequential Payer
SPDR = Standard & Poor’s Depositary Receipts	See Notes to Financial Statements.

Strategic Allocation: Aggressive

NOVEMBER 30, 2009
	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Common Stocks — 76.3%			AUTOMOBILES — 0.6%
AEROSPACE & DEFENSE — 1.0%			Daimler AG	20,070	$ 1,016,190
BE Aerospace, Inc.(1)	52,200	$ 1,005,894	Honda Motor Co. Ltd.	61,000	1,905,368
General Dynamics Corp.	9,368	617,351	Hyundai Motor Co.	19,409	1,652,469
Goodrich Corp.	6,987	414,609	Maruti Suzuki India Ltd.	17,271	578,243
Honeywell International, Inc.	44,800	1,723,456	PT Astra International Tbk	150,000	513,220
L-3 Communications			Tofas Turk Otomobil Fabrikasi AS	193,033	518,008
Holdings, Inc.	3,890	304,859			6,183,498
Lockheed Martin Corp.	5,600	432,488	BEVERAGES — 1.4%
Northrop Grumman Corp.	27,072	1,483,546	Anheuser-Busch InBev NV	17,219	859,426
Precision Castparts Corp.	6,700	694,656	Coca-Cola Co. (The)	120,613	6,899,064
Raytheon Co.	20,370	1,049,666	Coca-Cola Enterprises, Inc.	44,347	871,419
Rockwell Collins, Inc.	33,900	1,812,294	Pepsi Bottling Group, Inc.	4,419	167,701
Rolls-Royce Group plc(1)	83,040	648,210	PepsiCo, Inc.	73,337	4,563,028
Rolls-Royce Group plc			Pernod-Ricard SA	9,186	783,318
C Shares(1)	4,607,400	7,580			14,143,956
		10,194,609	BIOTECHNOLOGY — 1.1%
AIR FREIGHT & LOGISTICS — 0.6%			Alexion Pharmaceuticals, Inc.(1)	48,200	2,185,870
C.H. Robinson Worldwide, Inc.	2,723	151,780	Amgen, Inc.(1)	91,101	5,133,541
FedEx Corp.	17,820	1,504,899	Biogen Idec, Inc.(1)	3,011	141,336
TNT NV	39,080	1,133,709	Celgene Corp.(1)	6,042	335,029
United Parcel Service, Inc.,			Gilead Sciences, Inc.(1)	53,434	2,460,636
Class B	44,788	2,573,966	Talecris Biotherapeutics
		5,364,354	Holdings Corp.(1)	24,578	460,838
AIRLINES — 0.2%			Vertex Pharmaceuticals, Inc.(1)	11,300	438,666
British Airways plc(1)	145,070	466,093			11,155,916
Copa Holdings SA, Class A	880	43,850	BUILDING PRODUCTS — 0.1%
Ryanair Holdings plc ADR(1)	17,169	449,999	Asahi Glass Co. Ltd.	58,000	506,594
Southwest Airlines Co.	35,159	323,463	Masco Corp.	18,377	249,560
Turk Hava Yollari AO	125,728	401,450			756,154
		1,684,855	CAPITAL MARKETS — 2.8%
AUTO COMPONENTS — 0.6%			AllianceBernstein Holding LP	9,592	242,678
Autoliv, Inc.	36,780	1,493,636	Ameriprise Financial, Inc.	26,897	1,025,314
BorgWarner, Inc.	54,700	1,652,487	Bank of New York
Cie Generale des Etablissements			Mellon Corp. (The)	54,629	1,455,317
Michelin, Class B	4,960	376,108	BlackRock, Inc.	2,169	492,536
Gentex Corp.	23,431	389,423	Blackstone Group LP (The)	29,760	411,878
Hankook Tire Co. Ltd.	34,580	686,961	Charles Schwab Corp. (The)	68,300	1,251,939
Hyundai Mobis	2,579	330,471	Credit Suisse Group AG	28,950	1,498,731
TRW Automotive			Federated Investors, Inc., Class B	10,504	270,793
Holdings Corp.(1)	27,765	604,166
			Fortress Investment Group LLC,
WABCO Holdings, Inc.	18,575	438,927	Class A(1)	61,119	245,698
		5,972,179	Franklin Resources, Inc.	6,100	658,983

Strategic Allocation: Aggressive

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Goldman Sachs Group, Inc. (The)	26,666	$ 4,524,153	Credicorp Ltd.	5,354	$ 382,543
Janus Capital Group, Inc.	99,600	1,303,764	Fifth Third Bancorp.	71,800	723,744
Jefferies Group, Inc.(1)	120,100	2,816,345	Grupo Financiero Banorte
Julius Baer Group Ltd.	12,710	419,470	SAB de CV, Series O	194,500	669,328
Lazard Ltd., Class A	77,600	3,007,776	HDFC Bank Ltd.	12,971	492,530
Legg Mason, Inc.	84,676	2,395,484	HSBC Holdings plc (Hong Kong)	226,959	2,656,135
Man Group plc	83,151	435,545	ICICI Bank Ltd.	19,809	369,585
Morgan Stanley	91,062	2,875,738	Industrial & Commercial
			Bank of China Ltd. H Shares	2,646,000	2,236,282
Northern Trust Corp.	32,984	1,632,708
			Itau Unibanco Holding SA
TD Ameritrade Holding Corp.(1)	13,315	261,507	Preference Shares	143,251	3,096,768
Waddell & Reed Financial, Inc.,			Kasikornbank PCL	86,900	227,412
Class A	23,100	672,903	Kasikornbank PCL NVDR	13,300	34,405
		27,899,260
			KBC Groep NV(1)	9,080	404,114
CHEMICALS — 1.2%
			Mitsubishi UFJ
Airgas, Inc.	15,800	730,750	Financial Group, Inc.	139,700	778,984
Akzo Nobel NV	9,210	584,010	National Bank of Greece SA(1)	56,144	1,652,339
BASF SE	19,930	1,201,824	OTP Bank plc(1)	26,671	795,338
Celanese Corp., Series A	87,905	2,616,053	PNC Financial Services
CF Industries Holdings, Inc.	14,020	1,196,747	Group, Inc.	10,800	615,708
E.I. du Pont de Nemours & Co.	28,900	999,362	Powszechna Kasa Oszczednosci
Huntsman Corp.	50,196	477,866	Bank Polski SA	93,480	1,269,036
International Flavors &			PT Bank Rakyat Indonesia	1,017,500	796,351
Fragrances, Inc.	7,167	291,840	Sberbank of Russian Federation	700,553	1,661,011
LG Chem Ltd.	2,139	385,381	Shinhan Financial
Minerals Technologies, Inc.	4,197	221,770	Group Co. Ltd.(1)	20,370	797,948
OM Group, Inc.(1)	4,526	138,631	Standard Chartered plc	12,504	305,264
PPG Industries, Inc.	13,100	778,533	Toronto-Dominion Bank (The)	16,410	1,034,486
Syngenta AG	4,490	1,190,390	Turkiye Garanti Bankasi AS	548,774	1,879,419
Terra Industries, Inc.	14,037	541,547	U.S. Bancorp.	53,023	1,279,445
Valspar Corp.	7,797	204,437	UniCredit SpA(1)	148,340	506,733
Yara International ASA	10,540	451,850	United Overseas Bank Ltd.	27,000	367,543
		12,010,991	Valley National Bancorp.	2,305	30,472
COMMERCIAL BANKS — 4.1%			Wells Fargo & Co.	183,360	5,141,414
Banco Santander Brasil SA					40,586,798
ADR(1)	23,990	327,464	COMMERCIAL SERVICES & SUPPLIES — 0.5%
Banco Santander SA	139,857	2,396,126	Avery Dennison Corp.	8,200	307,992
Bank of China Ltd. H Shares	601,000	338,884	IESI-BFC Ltd.	43,910	621,766
Bank of Montreal	2,640	135,010	Pitney Bowes, Inc.	46,905	1,080,691
Barclays plc	358,879	1,726,011	R.R. Donnelley & Sons Co.	17,500	360,150
BNP Paribas	24,893	2,055,795	Republic Services, Inc.	33,367	940,949
Canadian Imperial			Waste Management, Inc.	46,606	1,530,541
Bank of Commerce	188	12,312			4,842,089
CIMB Group Holdings Bhd	218,800	815,219	COMMUNICATIONS EQUIPMENT — 1.6%
City National Corp.	7,555	298,120	Arris Group, Inc.(1)	42,500	424,575
Commerce Bancshares, Inc.	26,484	1,064,663
			Ciena Corp.(1)	11,412	138,656
Commonwealth Bank of Australia	25,080	1,212,857
			Cisco Systems, Inc.(1)	277,589	6,495,583

Strategic Allocation: Aggressive

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
CommScope, Inc.(1)	40,593	$ 1,020,102	CRH plc	26,968	$ 679,486
Emulex Corp.(1)	44,060	429,144	HeidelbergCement AG	13,481	894,714
F5 Networks, Inc.(1)	25,300	1,189,859	PT Semen Gresik Persero Tbk	541,500	418,080
Palm, Inc.(1)	40,973	447,015	Vulcan Materials Co.	4,958	240,364
Plantronics, Inc.	5,587	129,339			2,792,143
Polycom, Inc.(1)	7,347	158,401	CONSUMER FINANCE — 0.6%
QUALCOMM, Inc.	95,211	4,284,495	American Express Co.	57,400	2,401,042
Research In Motion Ltd.(1)	7,530	435,912	AmeriCredit Corp.(1)	36,200	667,890
Tellabs, Inc.(1)	16,841	94,478	Discover Financial Services	92,559	1,430,962
ZTE Corp. H Shares	94,200	533,594	ORIX Corp.	21,580	1,492,925
		15,781,153			5,992,819
COMPUTERS & PERIPHERALS — 2.7%			CONTAINERS & PACKAGING — 0.3%
Acer, Inc.	159,000	395,783	Bemis Co., Inc.	19,482	570,823
			Crown Holdings, Inc.(1)	53,164	1,338,138
Apple, Inc.(1)	40,350	8,066,368
			Pactiv Corp.(1)	27,885	679,000
Dell, Inc.(1)	100,500	1,419,060
Diebold, Inc.	17,794	447,341	Rock-Tenn Co., Class A	6,077	274,498
EMC Corp.(1)	85,849	1,444,839	Sonoco Products Co.	2,518	70,957
Hewlett-Packard Co.	105,999	5,200,311			2,933,416
Lexmark International, Inc.,			DISTRIBUTORS — 0.2%
Class A(1)	24,000	604,080	Genuine Parts Co.	23,179	830,504
NCR Corp.(1)	16,954	159,537	Li & Fung Ltd.	294,000	1,183,579
NetApp, Inc.(1)	58,800	1,812,216			2,014,083
QLogic Corp.(1)	53,700	963,378	DIVERSIFIED — 0.5%
SanDisk Corp.(1)	9,386	185,092	iShares MSCI EAFE Growth
			Index Fund	4,630	254,094
Seagate Technology	101,184	1,530,914	iShares MSCI EAFE Index Fund	16,470	912,767
Toshiba Corp.(1)	132,000	699,398	iShares MSCI Emerging Markets
Western Digital Corp.(1)	58,271	2,146,704	Index Fund	25,680	1,040,554
Wistron Corp.	503,599	924,911	iShares MSCI Japan Index Fund	27,790	265,395
		25,999,932	iShares Russell Midcap Value
CONSTRUCTION & ENGINEERING — 0.5%			Index Fund	43,036	1,522,183
AECOM Technology Corp.(1)	52,383	1,330,528	Nomura ETF - Nikkei 225	8,470	923,038
Chicago Bridge & Iron Co. NV					4,918,031
New York Shares	51,700	909,403	DIVERSIFIED CONSUMER SERVICES — 0.1%
EMCOR Group, Inc.(1)	9,354	222,625	H&R Block, Inc.	24,500	497,350
Fluor Corp.	11,034	468,724	DIVERSIFIED FINANCIAL SERVICES — 1.3%
JGC Corp.	32,000	598,612	Bank of America Corp.	278,979	4,421,817
Larsen & Toubro Ltd.	18,190	631,400	Citigroup, Inc.	160,487	659,602
Samsung Engineering Co. Ltd.	6,845	638,702	CME Group, Inc.	1,322	433,920
Shaw Group, Inc. (The)(1)	4,116	117,430	Deutsche Boerse AG	3,110	259,128
URS Corp.(1)	2,929	121,700	Infrastructure Development
		5,039,124	Finance Co. Ltd.	37,400	133,390
			IntercontinentalExchange, Inc.(1)	7,600	811,604
CONSTRUCTION MATERIALS — 0.3%
Cemex SAB de CV ADR(1)	20,910	236,074	JPMorgan Chase & Co.	132,969	5,649,853
China National Building					12,369,314
Material Co. Ltd. H Shares	168,000	323,425

Strategic Allocation: Aggressive

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
DIVERSIFIED TELECOMMUNICATION			BYD Co. Ltd. H Shares(1)	21,500	$ 187,951
SERVICES — 1.5%			Celestica, Inc.(1)	66,486	544,520
AT&T, Inc.	207,014	$ 5,576,957	Hon Hai Precision
BCE, Inc.	25,549	675,884	Industry Co. Ltd.	627,235	2,650,920
CenturyTel, Inc.	34,779	1,237,785	HOYA Corp.	45,400	1,158,110
Iowa Telecommunications			Ibiden Co., Ltd.	23,000	776,955
Services, Inc.	22,043	350,484	Jabil Circuit, Inc.	110,300	1,468,093
Koninklijke KPN NV	31,500	559,072	Molex, Inc.	87,117	1,619,505
Telefonica SA	74,080	2,126,810	Nidec Corp.	16,600	1,457,589
Verizon Communications, Inc.	87,512	2,753,127	Tech Data Corp.(1)	1,130	47,584
Vimpel-Communications ADR	88,669	1,692,691	Young Fast
Windstream Corp.	1,776	17,618	Optoelectronics Co. Ltd.	33,000	391,746
		14,990,428			11,842,930
ELECTRIC UTILITIES — 0.7%			ENERGY EQUIPMENT & SERVICES — 1.6%
American Electric Power Co., Inc.	4,596	147,945	Aban Offshore Ltd.	9,634	261,515
CEZ AS	13,060	653,462	Atwood Oceanics, Inc.(1)	50,000	1,884,000
E.ON AG	6,350	251,148	Baker Hughes, Inc.	18,933	771,331
Entergy Corp.	8,388	659,716	BJ Services Co.	34,768	652,943
Exelon Corp.	27,031	1,302,354	Cameron International Corp.(1)	46,903	1,772,933
FPL Group, Inc.	11,943	620,678	Diamond Offshore Drilling, Inc.	4,971	494,813
Great Plains Energy, Inc.	4,353	77,483	ENSCO International, Inc.	6,437	283,228
IDACORP, Inc.	31,201	922,613	Halliburton Co.	17,792	522,373
Northeast Utilities	18,397	443,552	Helix Energy Solutions
Portland General Electric Co.	24,795	486,230	Group, Inc.(1)	1,253	14,735
PPL Corp.	28,500	869,820	Helmerich & Payne, Inc.	3,701	138,973
Westar Energy, Inc.	42,438	873,798	National Oilwell Varco, Inc.	27,305	1,174,661
		7,308,799	Noble Corp.	693	28,628
ELECTRICAL EQUIPMENT — 0.5%			Oceaneering International, Inc.(1)	12,400	677,412
Bharat Heavy Electricals Ltd.	9,466	456,613	Oil States International, Inc.(1)	7,551	270,854
China High Speed Transmission			Saipem SpA	71,052	2,285,260
Equipment Group Co. Ltd.	201,000	474,616	Schlumberger Ltd.	46,167	2,949,610
Cooper Industries plc, Class A	4,024	171,785	Seadrill Ltd.	44,000	1,017,180
Emerson Electric Co.	6,585	272,685	Smith International, Inc.	5,200	141,336
GrafTech International Ltd.(1)	21,626	318,118
			Transocean Ltd.(1)	2,531	216,122
Hubbell, Inc., Class A	669	29,102			15,557,907
Hubbell, Inc., Class B	12,201	554,047	FOOD & STAPLES RETAILING — 1.9%
Legrand SA	17,761	487,910	Cia Brasileira de Distribuicao
Rockwell Automation, Inc.	26,465	1,150,963	Grupo Pao de Acucar
Vestas Wind Systems A/S(1)	11,585	813,450	Preference Shares	17,300	544,967
Zhuzhou CSR Times			CP ALL PCL	1,041,100	651,373
Electric Co. Ltd. H Shares	196,000	395,032	Kroger Co. (The)	30,749	699,232
		5,124,321	Metro AG	5,120	321,740
ELECTRONIC EQUIPMENT, INSTRUMENTS &			Shoprite Holdings Ltd.	24,690	206,589
COMPONENTS — 1.2%			SUPERVALU, INC.	12,737	176,153
Agilent Technologies, Inc.(1)	36,700	1,061,364	SYSCO Corp.	55,801	1,508,859
Arrow Electronics, Inc.(1)	11,950	314,046	Tesco plc	233,360	1,623,899
AVX Corp.	13,644	164,547

Strategic Allocation: Aggressive

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Walgreen Co.	95,700	$ 3,721,773	Edwards Lifesciences Corp.(1)	15,500	$ 1,275,340
Wal-Mart de Mexico SAB de CV	179,691	739,121	Gen-Probe, Inc.(1)	10,441	435,285
Wal-Mart Stores, Inc.	115,987	6,327,091	Getinge AB B Shares	16,150	328,256
Wesfarmers Ltd.	49,944	1,362,248	Hospira, Inc.(1)	1,393	65,401
X5 Retail Group NV GDR(1)	17,012	493,348	Intuitive Surgical, Inc.(1)	2,628	737,259
		18,376,393	Medtronic, Inc.	16,857	715,411
FOOD PRODUCTS — 1.8%			Mindray Medical
Archer-Daniels-Midland Co.	68,620	2,114,182	International Ltd. ADR	13,270	401,816
Campbell Soup Co.	26,920	941,392	Sonova Holding AG	3,800	451,332
ConAgra Foods, Inc.	82,089	1,821,555	St. Jude Medical, Inc.(1)	5,017	184,174
Danone SA	8,402	502,244	STERIS Corp.	10,379	335,346
Dean Foods Co.(1)	5,939	94,430	Symmetry Medical, Inc.(1)	49,258	395,049
Fresh Del Monte Produce, Inc.(1)	1,178	25,598	Zimmer Holdings, Inc.(1)	6,361	376,380
General Mills, Inc.	31,984	2,174,912			13,663,222
Green Mountain Coffee			HEALTH CARE PROVIDERS & SERVICES — 1.7%
Roasters, Inc.(1)	9,500	598,310	Aetna, Inc.	12,200	355,142
H.J. Heinz Co.	20,311	862,202	Cardinal Health, Inc.	34,823	1,122,345
Hershey Co. (The)	6,983	246,989	Coventry Health Care, Inc.(1)	3,675	82,871
J.M. Smucker Co. (The)	5,667	334,806	Express Scripts, Inc.(1)	70,710	6,066,918
Kellogg Co.	55,308	2,908,095	Fresenius Medical Care
Kraft Foods, Inc., Class A	25,757	684,621	AG & Co. KGaA	13,320	708,223
Lancaster Colony Corp.	2,081	99,305	Health Management
Nestle SA	43,180	2,041,103	Associates, Inc., Class A(1)	148,400	909,692
Unilever NV CVA	23,670	725,228	Humana, Inc.(1)	15,963	662,624
Unilever NV New York Shares	20,100	619,281	LifePoint Hospitals, Inc.(1)	22,738	660,084
Wilmar International Ltd.	110,000	500,723	Magellan Health Services, Inc.(1)	4,395	161,604
Wimm-Bill-Dann Foods			Medco Health Solutions, Inc.(1)	56,074	3,541,634
OJSC ADR(1)	36,132	719,027
			Patterson Cos., Inc.(1)	10,257	263,708
		18,014,003	Quest Diagnostics, Inc.	4,400	254,936
GAS UTILITIES — 0.2%			Select Medical Holdings Corp.(1)	20,398	184,602
AGL Resources, Inc.	1,893	65,403
			Sinopharm Group Co. H Shares(1)	128,000	450,888
New Jersey Resources Corp.	2,664	93,853
			Tenet Healthcare Corp.(1)	165,608	753,516
PT Perusahaan Gas Negara	2,118,500	817,824
			WellCare Health Plans, Inc.(1)	9,313	307,236
Southwest Gas Corp.	32,374	848,523
UGI Corp.	3,263	76,615	WellPoint, Inc.(1)	7,800	421,434
WGL Holdings, Inc.	869	27,356			16,907,457
		1,929,574	HEALTH CARE TECHNOLOGY — 0.1%
HEALTH CARE EQUIPMENT & SUPPLIES — 1.4%			Allscripts-Misys Healthcare
			Solutions, Inc.(1)	50,000	960,000
Alcon, Inc.	5,900	872,492
			IMS Health, Inc.	9,010	192,454
Baxter International, Inc.	38,340	2,091,447
					1,152,454
Beckman Coulter, Inc.	6,105	396,581
			HOTELS, RESTAURANTS & LEISURE — 1.8%
Becton, Dickinson & Co.	17,767	1,328,972
			Bally Technologies, Inc.(1)	25,400	1,054,862
Boston Scientific Corp.(1)	90,282	755,660
			Carnival plc(1)	25,040	839,520
C.R. Bard, Inc.	12,175	1,000,907
			CEC Entertainment, Inc.(1)	17,104	498,753
CareFusion Corp.(1)	7,618	196,773
Covidien plc	28,179	1,319,341

Strategic Allocation: Aggressive

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Chipotle Mexican Grill, Inc.,			Reckitt Benckiser Group plc	23,802	$ 1,213,857
Class A(1)	5,400	$ 450,630	Unicharm Corp.	4,800	489,773
Compass Group plc	110,900	785,958			12,887,845
Ctrip.com International Ltd.			INDEPENDENT POWER PRODUCERS &
ADR(1)	46,738	3,428,232	ENERGY TRADERS — 0.2%
Darden Restaurants, Inc.	7,600	238,868	Constellation Energy Group, Inc.	15,946	507,402
Hyatt Hotels Corp., Class A(1)	7,584	218,040	Mirant Corp.(1)	38,281	545,121
Intercontinental Hotels Group plc	45,060	623,789	NRG Energy, Inc.(1)	40,995	981,420
International Game Technology	68,100	1,286,409			2,033,943
International Speedway Corp.,			INDUSTRIAL CONGLOMERATES — 0.8%
Class A	25,186	679,266
			3M Co.	40,177	3,111,307
Las Vegas Sands Corp.(1)	80,900	1,239,388
			Carlisle Cos., Inc.	4,537	145,683
McDonald’s Corp.	12,674	801,630	General Electric Co.	252,839	4,050,481
Melco Crown Entertainment Ltd.
ADR(1)	30,483	128,943	Smiths Group plc	34,530	541,922
Panera Bread Co., Class A(1)	7,685	483,848	Tyco International Ltd.	11,500	412,505
Speedway Motorsports, Inc.	34,100	544,577			8,261,898
Starbucks Corp.(1)	10,000	219,000	INSURANCE — 2.2%
			ACE Ltd.(1)	15,599	759,827
Starwood Hotels & Resorts
Worldwide, Inc.	79,337	2,540,371	Admiral Group plc	52,010	907,809
WMS Industries, Inc.(1)	31,743	1,234,168	Aflac, Inc.	41,600	1,914,848
Wynn Resorts Ltd.	11,200	722,848	Allianz SE	11,570	1,421,454
		18,019,100	Allied World Assurance Co.
HOUSEHOLD DURABLES — 1.0%			Holdings Ltd.	5,688	271,830
			Allstate Corp. (The)	38,735	1,100,461
Electrolux AB B Shares(1)	32,300	790,410
			American Financial Group, Inc.	19,807	480,518
Fortune Brands, Inc.	15,358	589,901	Aon Corp.	40,855	1,582,314
Harman International
Industries, Inc.	31,333	1,178,434	Aspen Insurance Holdings Ltd.	5,906	153,025
KB Home	88,400	1,197,820	Berkshire Hathaway, Inc.,
			Class A(1)	6	603,600
LG Electronics, Inc.	3,317	293,817	China Life Insurance Co. Ltd.
MRV Engenharia e			H Shares	348,000	1,742,234
Participacoes SA	17,100	370,638	Chubb Corp. (The)	38,695	1,940,167
Newell Rubbermaid, Inc.	31,600	458,516
			CNA Financial Corp.(1)	12,531	285,080
NVR, Inc.(1)	3,394	2,284,671
			Endurance Specialty
PDG Realty SA			Holdings Ltd.	9,738	364,104
Empreendimentos e
Participacoes	44,500	456,280	HCC Insurance Holdings, Inc.	16,955	443,034
Tupperware Brands Corp.	15,700	730,835	Loews Corp.	10,700	378,994
Whirlpool Corp.	20,500	1,520,280	Marsh & McLennan Cos., Inc.	86,116	1,941,916
		9,871,602	MetLife, Inc.	8,583	293,453
HOUSEHOLD PRODUCTS — 1.3%			Muenchener
			Rueckversicherungs-Gesellschaft
Clorox Co.	9,781	589,501	AG	3,310	519,031
Colgate-Palmolive Co.	18,776	1,580,751	Ping An Insurance Group Co. of
Kimberly-Clark Corp.	27,601	1,820,838	China Ltd. H Shares	57,000	531,751
LG Household & Health			Prudential Financial, Inc.	20,220	1,007,967
Care Ltd.	2,659	652,859	QBE Insurance Group Ltd.	15,850	322,858
Procter & Gamble Co. (The)	104,896	6,540,266	Torchmark Corp.	10,900	473,932

Strategic Allocation: Aggressive

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Transatlantic Holdings, Inc.	5,998	$ 324,132	LIFE SCIENCES TOOLS & SERVICES — 0.6%
Travelers Cos., Inc. (The)	27,539	1,442,768	Bruker Corp.(1)	32,677	$ 370,231
XL Capital Ltd., Class A	13,600	249,016	Life Technologies Corp.(1)	61,500	3,061,470
		21,456,123	Millipore Corp.(1)	8,441	574,832
INTERNET & CATALOG RETAIL — 0.5%			Thermo Fisher Scientific, Inc.(1)	21,900	1,034,337
Amazon.com, Inc.(1)	12,532	1,703,224	Waters Corp.(1)	11,500	675,970
Expedia, Inc.(1)	29,400	749,112			5,716,840
Netflix, Inc.(1)	6,900	404,547	MACHINERY — 2.0%
priceline.com, Inc.(1)	3,500	749,420	AGCO Corp.(1)	8,462	256,483
Rakuten, Inc.	1,790	1,445,419	Altra Holdings, Inc.(1)	54,928	617,940
		5,051,722	Ashok Leyland Ltd.	351,173	394,093
INTERNET SOFTWARE & SERVICES — 1.5%			Atlas Copco AB A Shares	95,700	1,356,249
Baidu, Inc. ADR(1)	1,190	516,151	Bucyrus International, Inc.	53,500	2,770,765
Equinix, Inc.(1)	28,400	2,731,796	Caterpillar, Inc.	8,800	513,832
Google, Inc., Class A(1)	13,859	8,079,797	Cummins, Inc.	8,076	362,612
MercadoLibre, Inc.(1)	11,248	555,201	Dover Corp.	22,637	925,401
NetEase.com, Inc. ADR(1)	12,230	467,675	Eaton Corp.	18,700	1,194,930
Sohu.com, Inc.(1)	2,093	116,706	Flowserve Corp.	9,200	915,032
Tencent Holdings Ltd.	139,100	2,571,987	Graco, Inc.	11,880	334,660
VeriSign, Inc.(1)	4,685	105,131	Hitachi Construction
		15,144,444	Machinery Co. Ltd.	46,400	1,084,313
IT SERVICES — 1.3%			Illinois Tool Works, Inc.	42,800	2,081,792
Accenture plc, Class A	10,018	411,139	Ingersoll-Rand plc	65,800	2,327,346
Affiliated Computer			Joy Global, Inc.	25,360	1,357,774
Services, Inc., Class A(1)	3,749	206,945	Kaydon Corp.	19,266	685,099
Automatic Data Processing, Inc.	3,334	144,862	Kennametal, Inc.	7,449	167,603
Cognizant Technology Solutions			Kubota Corp.	23,000	202,487
Corp., Class A(1)	30,800	1,353,044	Lincoln Electric Holdings, Inc.	5,556	285,467
Companhia Brasileira de			Navistar International Corp.(1)	4,173	137,751
Meios de Pagamento	57,135	535,386	Robbins & Myers, Inc.	5,203	119,617
Convergys Corp.(1)	13,211	147,699	Timken Co.	11,009	271,592
Fiserv, Inc.(1)	6,500	300,560	Volvo AB B Shares	93,570	889,187
Global Payments, Inc.	6,071	311,200			19,252,025
Infosys Technologies Ltd.	39,826	2,037,192	MEDIA — 1.0%
International Business			British Sky Broadcasting
Machines Corp.	46,579	5,885,257	Group plc	56,550	492,596
SAIC, Inc.(1)	13,432	239,358	CBS Corp., Class B	43,482	557,004
Visa, Inc., Class A	5,564	450,684	Comcast Corp., Class A	121,562	1,783,315
Western Union Co. (The)	40,562	748,369	CTC Media, Inc.(1)	24,102	336,223
		12,771,695	Interpublic Group of
LEISURE EQUIPMENT & PRODUCTS — 0.1%			Cos., Inc. (The)(1)	9,964	63,072
Mattel, Inc.	11,461	223,031	Marvel Entertainment, Inc.(1)	6,021	313,393
Polaris Industries, Inc.	7,138	311,431	Naspers Ltd. N Shares	19,002	711,606
		534,462	Publicis Groupe SA	16,260	626,006

Strategic Allocation: Aggressive

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Scripps Networks			Next plc	23,610	$ 767,494
Interactive, Inc., Class A	32,283	$ 1,276,793	Nordstrom, Inc.	32,100	1,073,745
SES SA Fiduciary			Sears Holdings Corp.(1)	609	43,209
Depositary Receipt	8,820	187,597
			Target Corp.	46,600	2,169,696
Societe Television Francaise 1	21,800	388,223
					10,395,346
Time Warner Cable, Inc.	9,200	385,388
			MULTI-INDUSTRY — 0.2%
Time Warner, Inc.	79,416	2,439,659
			Financial Select Sector
Viacom, Inc., Class B(1)	22,100	655,044	SPDR Fund	100,666	1,477,777
		10,215,919	MULTI-UTILITIES — 0.5%
METALS & MINING — 3.1%			Ameren Corp.	5,417	140,788
AK Steel Holding Corp.	58,327	1,166,540	DTE Energy Co.	597	23,946
Allegheny Technologies, Inc.	7,125	242,464	GDF Suez	11,632	485,730
Antofagasta plc	111,273	1,648,412	Integrys Energy Group, Inc.	5,098	196,477
BHP Billiton Ltd.	76,254	2,884,435	PG&E Corp.	18,840	797,685
Cia Siderurgica Nacional SA ADR	70,600	2,420,874	Public Service Enterprise
Cliffs Natural Resources, Inc.	5,881	259,117	Group, Inc.	35,089	1,100,391
Freeport-McMoRan			Wisconsin Energy Corp.	32,510	1,466,201
Copper & Gold, Inc.(1)	42,295	3,502,026	Xcel Energy, Inc.	26,847	545,531
Fushan International					4,756,749
Energy Group Ltd.	848,000	786,720	OFFICE ELECTRONICS — 0.1%
Gerdau SA Preference Shares	33,300	514,059	Canon, Inc.	6,800	261,962
Gold Fields Ltd. ADR	21,408	316,410	Xerox Corp.	43,300	333,410
Impala Platinum Holdings Ltd.	11,130	258,147			595,372
JSW Steel Ltd.	29,846	637,247	OIL, GAS & CONSUMABLE FUELS — 5.8%
KGHM Polska Miedz SA	14,944	581,638	Alpha Natural Resources, Inc.(1)	26,780	990,860
Kumba Iron Ore Ltd.	19,493	663,367
			Anadarko Petroleum Corp.	8,287	493,325
Mechel ADR	632	12,292
			Apache Corp.	29,672	2,827,148
Newmont Mining Corp.	38,000	2,038,320
			Banpu PCL	36,500	595,067
Nucor Corp.	12,100	513,161
			BG Group plc	123,950	2,249,129
Polyus Gold OJSC ADR(1)	11,681	335,245
			BP plc	105,010	992,633
POSCO	4,113	1,973,731	Brigham Exploration Co.(1)	82,700	863,388
Reliance Steel & Aluminum Co.	5,183	211,881
			Chevron Corp.	59,646	4,654,774
Schnitzer Steel Industries, Inc.,
Class A	5,050	225,331	China Shenhua Energy Co. Ltd.
			H Shares	254,500	1,244,579
Sterlite Industries India Ltd.	11,923	219,774
			CNOOC Ltd.	535,000	824,240
Sterlite Industries India Ltd. ADR	11,978	219,916
			ConocoPhillips	67,184	3,478,116
Vale SA Preference Shares	256,400	6,188,361
			Continental Resources, Inc.(1)	34,100	1,283,865
Walter Energy, Inc.	41,000	2,812,600
Worthington Industries, Inc.	12,441	145,684	Devon Energy Corp.	11,465	772,168
		30,777,752	EnCana Corp.	9,540	514,015
MULTILINE RETAIL — 1.1%			ENI SpA	26,000	644,165
			EOG Resources, Inc.	14,909	1,289,479
Dollar Tree, Inc.(1)	34,703	1,699,406
			EQT Corp.	16,049	660,416
Family Dollar Stores, Inc.	39,735	1,212,315
			Exxon Mobil Corp.	137,369	10,312,291
Kohl’s Corp.(1)	34,400	1,828,016
			Frontier Oil Corp.	10,584	122,034
Lotte Shopping Co. Ltd.	2,054	635,913	Imperial Oil Ltd.	35,239	1,353,934
Macy’s, Inc.	59,200	965,552	McMoRan Exploration Co.(1)	19,907	144,525

Strategic Allocation: Aggressive

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Murphy Oil Corp.	16,001	$ 902,296	Merck & Co., Inc.	48,934	$ 1,771,897
Noble Energy, Inc.	9,020	588,555	Novartis AG	36,640	2,033,630
OAO Gazprom ADR	50,363	1,144,247	Novo Nordisk A/S B Shares	36,473	2,446,914
OAO LUKOIL ADR	6,993	406,293	Pfizer, Inc.	263,144	4,781,326
Occidental Petroleum Corp.	43,997	3,554,518	Roche Holding AG	13,399	2,191,703
Peabody Energy Corp.	10,523	467,853	Teva Pharmaceutical
Petrohawk Energy Corp.(1)	107,026	2,390,961	Industries Ltd. ADR	9,382	495,276
Petroleo Brasileiro			Valeant Pharmaceuticals
SA-Petrobras ADR	71,458	3,664,366	International(1)	9,857	322,225
Reliance Industries Ltd.	20,516	469,069			34,117,963
Rosneft Oil Co. OJSC GDR	51,421	413,939	PROFESSIONAL SERVICES — 0.2%
Royal Dutch Shell plc,			Adecco SA	11,640	580,580
Class A ADR	35,200	2,103,552	Capita Group plc (The)	41,004	480,285
Tesoro Corp.	4,895	62,558	Experian plc	42,110	396,947
Total SA	20,680	1,279,655	Manpower, Inc.	4,150	204,429
Tullow Oil plc	29,340	595,618	Watson Wyatt Worldwide, Inc.,
Valero Energy Corp.	12,600	200,214	Class A	2,513	103,887
Whiting Petroleum Corp.(1)	24,100	1,500,225			1,766,128
World Fuel Services Corp.	5,997	318,920	REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.3%
		56,372,990	Boston Properties, Inc.	5,112	342,402
PAPER & FOREST PRODUCTS — 0.3%			Government Properties
			Income Trust	16,008	399,720
Fibria Celulose SA(1)	28,225	482,502
			Host Hotels & Resorts, Inc.	48,060	505,591
International Paper Co.	16,500	419,925	Public Storage	873	69,473
MeadWestvaco Corp.	52,335	1,432,409	Simon Property Group, Inc.	7,820	568,201
Weyerhaeuser Co.	6,991	272,229	SPDR Dow Jones REIT Fund	23,397	1,087,961
		2,607,065			2,973,348
PERSONAL PRODUCTS — 0.3%			REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.3%
Avon Products, Inc.	41,500	1,421,375	China Overseas Land &
Estee Lauder Cos., Inc. (The),			Investment Ltd.	214,000	460,028
Class A	2,912	136,369	China Resources Land Ltd.	202,000	468,637
Mead Johnson Nutrition Co.,
Class A	20,657	906,223	E-House China Holdings Ltd.
			ADR(1)	35,600	692,420
Natura Cosmeticos SA	20,500	391,783	Shimao Property Holdings Ltd.	277,000	526,118
		2,855,750	Sino-Ocean Land Holdings Ltd.	592,000	590,468
PHARMACEUTICALS — 3.5%					2,737,671
Abbott Laboratories	116,793	6,364,051	ROAD & RAIL — 0.6%
Aspen Pharmacare			Avis Budget Group, Inc.(1)	72,600	707,850
Holdings Ltd.(1)	77,406	710,818
AstraZeneca plc	16,270	727,226	Burlington Northern
			Santa Fe Corp.	3,936	386,909
Bayer AG	11,830	905,753	Canadian National Railway Co.	14,770	773,907
Eli Lilly & Co.	54,724	2,010,013	CSX Corp.	5,913	280,749
Endo Pharmaceuticals
Holdings, Inc.(1)	9,006	198,402	Heartland Express, Inc.	26,520	391,170
			Kansas City Southern(1)	37,600	1,076,488
Forest Laboratories, Inc.(1)	15,046	461,310
GlaxoSmithKline plc	34,920	722,107	Norfolk Southern Corp.	5,201	267,331
Johnson & Johnson	122,974	7,727,686	Union Pacific Corp.	33,885	2,143,565
King Pharmaceuticals, Inc.(1)	20,932	247,626			6,027,969

Strategic Allocation: Aggressive

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
SEMICONDUCTORS & SEMICONDUCTOR			Oracle Corp.	190,703	$ 4,210,722
EQUIPMENT — 3.4%			Perfect World Co. Ltd.,
Altera Corp.	50,700	$ 1,066,221	Class B ADR(1)	15,700	692,841
Analog Devices, Inc.	58,700	1,760,413	Quest Software, Inc.(1)	5,328	89,670
Applied Materials, Inc.	93,911	1,156,044	Rovi Corp.(1)	56,400	1,681,284
ARM Holdings plc	123,640	314,660	salesforce.com, inc.(1)	8,000	501,440
ASML Holding NV	41,070	1,261,741	Shanda Games Ltd. ADR(1)	67,403	690,207
ASML Holding NV			Sybase, Inc.(1)	16,024	644,806
New York Shares	89,300	2,767,407
			Symantec Corp.(1)	11,364	201,711
Atheros Communications, Inc.(1)	37,400	1,064,778
			Synopsys, Inc.(1)	11,013	247,462
Broadcom Corp., Class A(1)	34,147	997,092
					23,675,180
Cree, Inc.(1)	15,900	760,497
			SPECIALTY RETAIL — 2.2%
Cypress Semiconductor Corp.(1)	14,395	137,760
			Abercrombie & Fitch Co., Class A	30,200	1,205,886
Intel Corp.	92,707	1,779,974	Aeropostale, Inc.(1)	22,100	696,150
KLA-Tencor Corp.	37,052	1,157,504
			AutoZone, Inc.(1)	474	70,090
Lam Research Corp.(1)	1,813	61,624
			Bed Bath & Beyond, Inc.(1)	18,200	679,952
Linear Technology Corp.	70,200	1,893,294
			Best Buy Co., Inc.	6,200	265,546
LSI Corp.(1)	36,806	194,704
			Chico’s FAS, Inc.(1)	181,700	2,556,519
Marvell Technology Group Ltd.(1)	112,999	1,742,444
			FAST RETAILING CO. LTD.	6,100	1,106,525
MediaTek, Inc.	35,581	560,601	Foschini Ltd.	39,055	299,571
NVIDIA Corp.(1)	53,900	703,934
			Gap, Inc. (The)	49,102	1,051,765
ON Semiconductor Corp.(1)	17,384	134,900
			H & M Hennes & Mauritz AB
PMC - Sierra, Inc.(1)	124,100	984,113	B Shares	10,900	644,630
Richtek Technology Corp.	41,000	383,511	Home Depot, Inc. (The)	79,700	2,180,592
Samsung Electronics Co. Ltd.	8,171	5,059,443	J. Crew Group, Inc.(1)	39,900	1,707,321
Silicon Laboratories, Inc.(1)	16,000	675,680	Kingfisher plc	228,340	891,023
Skyworks Solutions, Inc.(1)	45,858	564,512	Lowe’s Cos., Inc.	75,216	1,640,461
Taiwan Semiconductor			Nitori Co. Ltd.	14,900	1,247,987
Manufacturing Co. Ltd.	1,022,425	1,941,333	PetSmart, Inc.	30,194	777,193
Taiwan Semiconductor			RadioShack Corp.	5,116	96,488
Manufacturing Co. Ltd. ADR	38,133	396,202	Ross Stores, Inc.	36,721	1,614,990
Teradyne, Inc.(1)	244,044	2,162,230
			Sherwin-Williams Co. (The)	4,156	252,851
Tessera Technologies, Inc.(1)	4,458	105,521
			Staples, Inc.	15,300	356,796
Texas Instruments, Inc.	30,640	774,886	TJX Cos., Inc. (The)	28,500	1,093,830
Verigy Ltd.(1)	43,947	457,049
			Tractor Supply Co.(1)	1,258	58,736
Xilinx, Inc.	5,784	130,950	Williams-Sonoma, Inc.	62,100	1,261,872
		33,151,022			21,756,774
SOFTWARE — 2.4%			TEXTILES, APPAREL & LUXURY GOODS — 0.7%
Activision Blizzard, Inc.(1)	17,700	201,603	Coach, Inc.	34,300	1,191,925
Adobe Systems, Inc.(1)	41,864	1,468,589	Jones Apparel Group, Inc.	69,310	1,174,805
Autodesk, Inc.(1)	3,475	81,489	Liz Claiborne, Inc.(1)	23,513	98,049
Autonomy Corp. plc(1)	8,101	189,909	Luxottica Group SpA	9,670	240,741
Cadence Design Systems, Inc.(1)	41,782	250,692	LVMH Moet Hennessy
Cerner Corp.(1)	16,600	1,249,814	Louis Vuitton SA	7,510	782,148
Microsoft Corp.	383,303	11,272,941	Phillips-Van Heusen Corp.	33,200	1,328,000

Strategic Allocation: Aggressive

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Polo Ralph Lauren Corp.	15,028	$ 1,154,902	Honeywell International, Inc.,
VF Corp.	6,100	443,592	5.30%, 3/1/18(4)	$ 170,000	$ 185,318
		6,414,162	L-3 Communications Corp.,
			5.875%, 1/15/15(4)	100,000	98,500
THRIFTS & MORTGAGE FINANCE — 0.1%
			L-3 Communications Corp.,
Housing Development			6.375%, 10/15/15(4)	150,000	148,312
Finance Corp. Ltd.	7,623	453,422
			L-3 Communications Corp.,
Hudson City Bancorp., Inc.	20,409	271,236	5.20%, 10/15/19(3)(4)	70,000	72,082
People’s United Financial, Inc.	43,156	703,011	Lockheed Martin Corp., 6.15%,
		1,427,669	9/1/36(4)	87,000	96,234
TOBACCO — 0.4%			Lockheed Martin Corp., 5.50%,
Altria Group, Inc.	34,261	644,449	11/15/39(4)	170,000	172,126
British American Tobacco plc	23,475	713,288	United Technologies Corp.,
Lorillard, Inc.	7,300	568,743	6.05%, 6/1/36(4)	228,000	255,881
Philip Morris International, Inc.	33,427	1,607,505	United Technologies Corp.,
			6.125%, 7/15/38(4)	170,000	194,521
		3,533,985
					1,956,531
TRADING COMPANIES & DISTRIBUTORS — 0.2%
			AUTO COMPONENTS(2)
Mitsubishi Corp.	72,400	1,633,272
			Goodyear Tire & Rubber Co.
TRANSPORTATION INFRASTRUCTURE(2)			(The), 9.00%, 7/1/15(4)	250,000	256,875
China Merchants Holdings			TRW Automotive, Inc., 8.875%,
International Co. Ltd.	84,000	261,211	12/1/17(3)(4)	225,000	225,563
WIRELESS TELECOMMUNICATION SERVICES — 1.4%					482,438
America Movil SAB de CV,			AUTOMOBILES(2)
Series L ADR	32,045	1,550,337
			Daimler Finance N.A. LLC,
American Tower Corp., Class A(1)	77,200	3,159,024	5.875%, 3/15/11(4)	200,000	209,907
China Mobile Ltd. ADR	20,585	964,819	Ford Motor Co., 7.45%,
Millicom International			7/16/31(4)	300,000	256,875
Cellular SA(1)	8,108	606,478			466,782
MTN Group Ltd.	46,740	749,860	BEVERAGES — 0.1%
SBA Communications Corp.,			Anheuser-Busch InBev
Class A(1)	132,722	4,252,413	Worldwide, Inc., 3.00%,
SOFTBANK CORP.	41,300	989,021	10/15/12(3)(4)	180,000	183,348
Vivo Particpacoes SA ADR	18,218	555,634	Anheuser-Busch InBev
Vodafone Group plc	286,590	646,384	Worldwide, Inc., 6.875%,
			11/15/19(3)	210,000	240,299
		13,473,970
TOTAL COMMON STOCKS			Dr Pepper Snapple Group, Inc.,
			6.82%, 5/1/18(4)	190,000	220,502
(Cost $598,446,840)		748,006,255
			SABMiller plc, 6.20%, 7/1/11(3)(4)	170,000	181,505
Corporate Bonds — 7.7%					825,654
AEROSPACE & DEFENSE — 0.2%			BUILDING PRODUCTS — 0.1%
BAE Systems Holdings, Inc.,			Masco Corp., 6.125%, 10/3/16	500,000	477,193
6.375%, 6/1/19(3)(4)	$ 100,000	111,373
			Nortek, Inc., 10.00%, 12/1/13(5)	150,000	154,500
Bombardier, Inc., 8.00%,
11/15/14(3)(4)	250,000	255,000			631,693
Hawker Beechcraft Acquisition			CAPITAL MARKETS — 0.3%
Co. LLC/Hawker Beechcraft			Bank of New York Mellon Corp.
Notes Co. PIK, 8.875%, 4/1/15(4)	197,047	133,007	(The), 4.30%, 5/15/14	210,000	224,663
Honeywell International, Inc.,			Credit Suisse (New York), 5.00%,
5.30%, 3/15/17(4)	214,000	234,177	5/15/13(4)	280,000	302,613

Strategic Allocation: Aggressive

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Credit Suisse (New York), 5.50%,			Cenveo Corp., 8.375%,
5/1/14(4)	$ 170,000	$ 186,739	6/15/14(4)	$ 325,000	$ 270,563
Credit Suisse (New York), 5.30%,			Corrections Corp. of America,
8/13/19(4)	130,000	136,587	6.25%, 3/15/13(4)	550,000	553,438
Deutsche Bank AG (London),			Republic Services, Inc., 5.50%,
4.875%, 5/20/13(4)	250,000	269,017	9/15/19(3)(4)	80,000	84,025
Goldman Sachs Group, Inc.			Waste Management, Inc.,
(The), 6.00%, 5/1/14(4)	130,000	143,653	7.375%, 3/11/19(4)	150,000	178,061
Goldman Sachs Group, Inc.			Waste Management, Inc.,
(The), 7.50%, 2/15/19(4)	490,000	580,043	6.125%, 11/30/39(4)	70,000	72,550
Jefferies Group, Inc., 8.50%,					1,992,143
7/15/19(4)	70,000	77,191	COMMUNICATIONS EQUIPMENT(2)
Morgan Stanley, 4.20%,			Cisco Systems, Inc., 5.90%,
11/20/14(4)	110,000	110,681	2/15/39(4)	180,000	189,442
Morgan Stanley, 6.625%,			COMPUTERS & PERIPHERALS(2)
4/1/18(4)	240,000	260,968
			Seagate Technology HDD
Morgan Stanley, 7.30%,			Holdings, 6.80%, 10/1/16(4)	250,000	241,875
5/13/19(4)	340,000	384,189
UBS AG (Stamford Branch),			CONSUMER FINANCE — 0.3%
5.75%, 4/25/18(4)	80,000	82,875	American Express Centurion
			Bank, 5.55%, 10/17/12(4)	130,000	141,008
		2,759,219
			American Express Co., 7.25%,
CHEMICALS — 0.1%			5/20/14(4)	70,000	80,090
Dow Chemical Co. (The), 8.55%,			American General Finance Corp.,
5/15/19(4)	110,000	130,310
			4.875%, 7/15/12(4)	500,000	417,069
Huntsman International LLC,			Capital One Bank USA N.A.,
7.875%, 11/15/14	175,000	166,687	8.80%, 7/15/19(4)	250,000	296,772
Rohm & Haas Co., 5.60%,			Ford Motor Credit Co. LLC,
3/15/13(4)	180,000	191,592
			7.25%, 10/25/11(4)	450,000	449,395
		488,589	Ford Motor Credit Co. LLC,
COMMERCIAL BANKS — 0.1%			7.50%, 8/1/12	250,000	247,877
Barclays Bank plc, 5.00%,			General Electric Capital Corp.,
9/22/16(4)	100,000	103,881	3.75%, 11/14/14(4)	110,000	110,620
BB&T Corp., 5.70%, 4/30/14(4)	130,000	142,733	General Electric Capital Corp.,
PNC Bank N.A., 6.00%, 12/7/17(4)	230,000	240,168	4.375%, 9/21/15(4)	110,000	113,343
SunTrust Bank, 7.25%, 3/15/18(4)	100,000	106,596	General Electric Capital Corp.,
			5.625%, 9/15/17(4)	215,000	224,720
Wachovia Bank N.A., 4.80%,
11/1/14(4)	269,000	278,965	GMAC, Inc., 6.875%, 9/15/11(3)	618,000	601,005
Wachovia Bank N.A., 4.875%,			SLM Corp., 5.375%, 1/15/13(4)	70,000	62,676
2/1/15(4)	101,000	104,628			2,744,575
Wells Fargo Bank N.A., 6.45%,			CONTAINERS & PACKAGING — 0.1%
2/1/11(4)	100,000	105,695	Graham Packaging Co. LP/GPC
Westpac Banking Corp., 4.875%,			Capital Corp I, 8.50%, 10/15/12	250,000	255,625
11/19/19(4)	60,000	61,080	Graham Packaging Co. LP/GPC
		1,143,746	Capital Corp I, 9.875%, 10/15/14	350,000	357,000
COMMERCIAL SERVICES & SUPPLIES — 0.2%			Graham Packaging Co. LP/GPC
Allied Waste North America, Inc.,			Capital Corp I, 8.25%, 1/1/17(3)	225,000	221,063
6.375%, 4/15/11(4)	600,000	632,006			833,688
ARAMARK Corp., 8.50%,
2/1/15(4)	200,000	201,500

Strategic Allocation: Aggressive

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
DIVERSIFIED FINANCIAL SERVICES — 0.3%			MetroPCS Wireless, Inc., 9.25%,
Bank of America Corp., 6.50%,			11/1/14(4)	$ 500,000	$ 503,750
8/1/16(4)	$ 100,000	$ 106,425	Nordic Telephone Co. Holdings
Bank of America Corp., 7.625%,			ApS, 8.875%, 5/1/16(3)(4)	575,000	606,625
6/1/19(4)	120,000	137,754	Qwest Capital Funding, Inc.,
Bank of America N.A., 5.30%,			7.25%, 2/15/11(4)	125,000	126,250
3/15/17(4)	303,000	297,442	Qwest Communications
BankAmerica Capital II, 8.00%,			International, Inc., 7.50%,
12/15/26(4)	300,000	281,250	2/15/14(4)	550,000	547,250
Citigroup, Inc., 5.50%, 4/11/13(4)	330,000	341,303	Qwest Corp., 7.875%, 9/1/11(4)	340,000	354,875
Citigroup, Inc., 5.50%,			Qwest Corp., 7.50%, 10/1/14(4)	90,000	92,475
10/15/14(4)	50,000	51,011	Sprint Capital Corp., 8.75%,
Citigroup, Inc., 6.125%,			3/15/32(4)	500,000	430,625
5/15/18(4)	240,000	240,204	Telecom Italia Capital SA,
Citigroup, Inc., 8.50%, 5/22/19(4)	80,000	90,561	6.175%, 6/18/14(4)	160,000	176,793
JPMorgan Chase & Co., 4.65%,			Telefonica Emisiones SAU,
6/1/14(4)	170,000	181,859	5.88%, 7/15/19(4)	150,000	165,147
JPMorgan Chase & Co., 6.00%,			Telefonica Emisiones SAU,
1/15/18(4)	390,000	423,725	7.05%, 6/20/36(4)	200,000	235,432
KAR Auction Services, Inc.,			Verizon Communications, Inc.,
8.75%, 5/1/14(4)	500,000	510,000	6.40%, 2/15/38(4)	60,000	64,638
Universal City Development			Wind Acquisition Finance SA,
Partners Ltd., 8.875%,			11.75%, 7/15/17(3)	250,000	278,750
11/15/15(3)	240,000	234,600	Windstream Corp., 8.625%,
		2,896,134	8/1/16(4)	300,000	303,750
DIVERSIFIED TELECOMMUNICATION					6,598,909
SERVICES — 0.7%			ELECTRIC UTILITIES — 0.2%
Alltel Corp., 7.875%, 7/1/32(4)	80,000	97,650	Carolina Power & Light Co.,
			5.15%, 4/1/15(4)	83,000	91,826
AT&T, Inc., 6.80%, 5/15/36(4)	270,000	294,010
AT&T, Inc., 6.55%, 2/15/39(4)	370,000	401,239	Carolina Power & Light Co.,
			5.25%, 12/15/15(4)	174,000	195,703
Cincinnati Bell, Inc., 8.375%,			Cleveland Electric Illuminating
1/15/14(4)	150,000	149,813
			Co. (The), 5.70%, 4/1/17(4)	59,000	62,367
Embarq Corp., 7.08%, 6/1/16(4)	158,000	175,894
			Duke Energy Corp., 3.95%,
France Telecom SA, 4.375%,			9/15/14(4)	80,000	82,725
7/8/14(4)	190,000	202,431
			Edison Mission Energy, 7.00%,
Frontier Communications Corp.,			5/15/17(4)	375,000	275,625
6.25%, 1/15/13(4)	280,000	276,500
			Energy Future Holdings Corp.,
Frontier Communications Corp.,			10.875%, 11/1/17(4)	275,000	194,562
7.125%, 3/15/19(4)	200,000	187,500
			FirstEnergy Solutions Corp.,
Intelsat Bermuda Ltd., 11.25%,			6.05%, 8/15/21(3)(4)	180,000	188,965
2/4/17(3)(6)	250,000	248,750
			Florida Power Corp., 6.35%,
Intelsat Jackson Holdings Ltd.,			9/15/37(4)	170,000	193,165
11.25%, 6/15/16(4)	200,000	214,500
			Southern California Edison Co.,
Intelsat Subsidiary Holding Co.			5.625%, 2/1/36(4)	49,000	51,832
Ltd., 8.875%, 1/15/15(4)	175,000	178,500
			Toledo Edison Co. (The), 6.15%,
Koninklijke KPN NV, 8.375%,			5/15/37(4)	135,000	138,310
10/1/30(4)	50,000	63,887
					1,475,080
Level 3 Financing, Inc., 9.25%,
11/1/14	250,000	221,875

Strategic Allocation: Aggressive

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
ELECTRICAL EQUIPMENT — 0.1%			Smithfield Foods, Inc., 7.75%,
Baldor Electric Co., 8.625%,			7/1/17(4)	$ 400,000	$ 347,000
2/15/17(4)	$ 425,000	$ 435,625			1,032,988
Roper Industries, Inc., 6.25%,			HEALTH CARE EQUIPMENT & SUPPLIES — 0.2%
9/1/19(4)	50,000	53,554	Baxter International, Inc., 5.90%,
		489,179	9/1/16(4)	90,000	102,934
ELECTRONIC EQUIPMENT, INSTRUMENTS &			Baxter International, Inc.,
COMPONENTS — 0.1%			5.375%, 6/1/18(4)	170,000	187,789
Aphenol Corp., 4.75%,			Baxter International, Inc., 6.25%,
11/15/14(4)	70,000	71,812	12/1/37(4)	180,000	206,394
Corning, Inc., 6.625%, 5/15/19(4)	220,000	248,158	Biomet, Inc, 10.00%, 10/15/17(4)	200,000	212,500
Flextronics International Ltd.,			Biomet, Inc, 11.625%,
6.50%, 5/15/13(4)	500,000	495,000	10/15/17(4)	525,000	573,562
Sanmina-SCI Corp., 8.125%,			Inverness Medical Innovations,
3/1/16(4)	500,000	488,750	Inc., 9.00%, 5/15/16(4)	500,000	508,750
		1,303,720			1,791,929
ENERGY EQUIPMENT & SERVICES(2)			HEALTH CARE PROVIDERS & SERVICES — 0.3%
Pride International, Inc., 8.50%,			Community Health Systems, Inc.,
6/15/19(4)	90,000	100,125	8.875%, 7/15/15(4)	450,000	460,125
Weatherford International Ltd.,			DaVita, Inc., 7.25%, 3/15/15(4)	100,000	100,000
9.625%, 3/1/19(4)	200,000	250,434	Express Scripts, Inc., 5.25%,
		350,559	6/15/12(4)	120,000	128,789
FOOD & STAPLES RETAILING — 0.3%			HCA, Inc., 6.50%, 2/15/16(4)	200,000	184,500
CVS Caremark Corp., 6.60%,			HCA, Inc., 9.25%, 11/15/16(4)	375,000	397,500
3/15/19(4)	190,000	213,617
			HealthSouth Corp., VRN, 7.22%,
Ingles Markets, Inc., 8.875%,			12/15/09	250,000	257,500
5/15/17(4)	500,000	517,500
			HealthSouth Corp., 10.75%,
Rite Aid Corp., 8.625%, 3/1/15(4)	250,000	208,125	6/15/16	125,000	136,875
SUPERVALU, INC., 7.50%,			HealthSouth Corp., 8.125%,
11/15/14(4)	600,000	610,500	2/15/20(7)	250,000	246,250
SYSCO Corp., 4.20%, 2/12/13(4)	90,000	95,804	Medco Health Solutions, Inc.,
Wal-Mart Stores, Inc., 3.00%,			7.25%, 8/15/13(4)	240,000	272,788
2/3/14(4)	290,000	299,404	Omnicare, Inc., 6.875%,
Wal-Mart Stores, Inc., 5.875%,			12/15/15(4)	250,000	241,250
4/5/27(4)	213,000	231,962	Quest Diagnostics, Inc., 4.75%,
Wal-Mart Stores, Inc., 6.50%,			1/30/20(4)	70,000	70,748
8/15/37(4)	280,000	330,082	Sun Healthcare Group, Inc.,
Wal-Mart Stores, Inc., 6.20%,			9.125%, 4/15/15	200,000	202,000
4/15/38(4)	170,000	192,990	Tenet Healthcare Corp., 8.875%,
		2,699,984	7/1/19(3)	600,000	645,000
FOOD PRODUCTS — 0.1%					3,343,325
General Mills, Inc., 5.65%,			HOTELS, RESTAURANTS & LEISURE — 0.3%
9/10/12(4)	100,000	109,985	Harrah’s Operating Escrow LLC/
Kellogg Co., 4.45%, 5/30/16(4)	170,000	180,943	Harrah’s Escrow Corp., 11.25%,
			6/1/17(3)(4)	500,000	512,500
Kraft Foods, Inc., 6.00%,
2/11/13(4)	50,000	54,445	McDonald’s Corp., 5.35%,
			3/1/18(4)	130,000	144,285
Kraft Foods, Inc., 6.125%,
2/1/18(4)	100,000	107,490	McDonald’s Corp., 6.30%,
			10/15/37(4)	190,000	218,558
Smithfield Foods, Inc., 7.75%,
5/15/13(4)	250,000	233,125	MGM Mirage, 8.50%, 9/15/10(4)	500,000	498,750

Strategic Allocation: Aggressive

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
MGM Mirage, 6.75%, 9/1/12(4)	$ 400,000	$ 343,000	Liberty Mutual Group, Inc.,
			VRN, 10.75%, 6/15/38(3)(4)	$ 125,000	$ 131,875
MGM Mirage, 7.625%, 1/15/17(4)	125,000	95,625
Starwood Hotels & Resorts			MetLife Global Funding I,
			5.125%, 4/10/13(3)(4)	160,000	171,749
Worldwide, Inc., 6.75%,
5/15/18(4)	250,000	241,875	MetLife, Inc., 6.75%, 6/1/16(4)	170,000	195,597
Wynn Las Vegas LLC/Wynn Las			New York Life Global Funding,
Vegas Capital Corp., 6.625%,			4.65%, 5/9/13(3)(4)	130,000	139,213
12/1/14(4)	500,000	481,250	Prudential Financial, Inc.,
Yum! Brands, Inc., 5.30%,			7.375%, 6/15/19(4)	70,000	79,706
9/15/19(4)	180,000	186,017	Prudential Financial, Inc., 5.40%,
Yum! Brands, Inc., 6.875%,			6/13/35(4)	190,000	166,576
11/15/37(4)	185,000	204,513	Travelers Cos., Inc. (The), 5.90%,
		2,926,373	6/2/19(4)	80,000	89,695
HOUSEHOLD DURABLES — 0.1%					1,881,492
K Hovnanian Enterprises, Inc.,			IT SERVICES — 0.1%
10.625%, 10/15/16(3)	125,000	128,125	SunGard Data Systems, Inc.,
KB Home, 6.375%, 8/15/11(4)	105,000	105,788	9.125%, 8/15/13(4)	400,000	408,000
Meritage Homes Corp., 7.00%,			SunGard Data Systems, Inc.,
5/1/14(4)	300,000	286,500	10.25%, 8/15/15(4)	200,000	206,000
Yankee Acquisition Corp., 8.50%,					614,000
2/15/15(4)	200,000	196,000	MACHINERY — 0.1%
		716,413	Caterpillar Financial Services
HOUSEHOLD PRODUCTS(2)			Corp., 4.85%, 12/7/12(4)	190,000	206,979
Kimberly-Clark Corp., 6.125%,			Deere & Co., 5.375%, 10/16/29(4)	120,000	126,474
8/1/17(4)	170,000	196,342	RBS Global, Inc./Rexnord LLC,
INDEPENDENT POWER PRODUCERS &			9.50%, 8/1/14(4)	325,000	325,000
ENERGY TRADERS — 0.1%			SPX Corp., 7.625%, 12/15/14(4)	175,000	179,375
AES Corp. (The), 8.75%,					837,828
5/15/13(3)(4)	409,000	418,203
			MEDIA — 0.6%
AES Corp. (The), 8.00%,			British Sky Broadcasting Group
10/15/17(4)	425,000	426,062
			plc, 9.50%, 11/15/18(3)(4)	210,000	277,205
RRI Energy, Inc., 7.625%,			Cablevision Systems Corp.,
6/15/14(4)	400,000	390,000
			8.00%, 4/15/12(4)	400,000	423,000
		1,234,265	CBS Corp., 5.50%, 5/15/33(4)	80,000	66,149
INDUSTRIAL CONGLOMERATES — 0.1%			CCH I LLC/CCH I Capital Corp.,
General Electric Co., 5.00%,			11.00%, 10/1/15(1)(5)	723,000	152,734
2/1/13(4)	222,000	237,991
			Cengage Learning Acquisitions,
General Electric Co., 5.25%,			Inc., 10.50%, 1/15/15(3)	200,000	186,500
12/6/17(4)	190,000	198,077
			Cinemark USA, Inc., 8.625%,
Hutchison Whampoa			6/15/19(3)(4)	150,000	155,250
International 09/16 Ltd., 4.625%,
9/11/15(3)(4)	140,000	143,078	Clear Channel Communications,
			Inc., 10.75%, 8/1/16	125,000	80,313
		579,146	Comcast Corp., 5.90%,
INSURANCE — 0.2%			3/15/16(4)	153,000	167,249
Allstate Corp. (The), 7.45%,			Comcast Corp., 6.40%,
5/16/19	130,000	155,840	5/15/38(4)	170,000	176,911
Fairfax Financial Holdings Ltd.,			DirecTV Holdings LLC/DirecTV
7.75%, 6/15/17(4)	425,000	431,375	Financing Co., Inc., 6.375%,
International Lease Finance			6/15/15(4)	120,000	123,900
Corp., 5.30%, 5/1/12(4)	375,000	319,866

Strategic Allocation: Aggressive

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Harland Clarke Holdings Corp.,			Xstrata Finance Canada Ltd.,
9.50%, 5/15/15(4)	$ 600,000	$ 566,250	5.80%, 11/15/16(3)(4)	$ 142,000	$ 143,473
Interpublic Group of Cos., Inc.					1,717,416
(The), 10.00%, 7/15/17(4)	750,000	825,000	MULTILINE RETAIL(2)
Mediacom LLC/Mediacom			Macy’s Retail Holdings, Inc.,
Capital Corp., 9.125%,			5.35%, 3/15/12(4)	127,000	127,635
8/15/19(3)(4)	250,000	255,000
			Macy’s Retail Holdings, Inc.,
News America, Inc., 6.90%,			5.90%, 12/1/16(4)	250,000	237,500
8/15/39(3)(4)	100,000	109,468
					365,135
Nielsen Finance LLC/Nielsen
Finance Co., 11.50%, 5/1/16(4)	125,000	135,000	MULTI-UTILITIES — 0.2%
Omnicom Group, Inc., 6.25%,			CenterPoint Energy Resources
7/15/19(4)	110,000	121,850	Corp., 6.125%, 11/1/17(4)	190,000	204,883
Rogers Cable, Inc., 6.25%,			CenterPoint Energy Resources
6/15/13(4)	140,000	154,275	Corp., 6.25%, 2/1/37(4)	220,000	226,794
Sirius XM Radio, Inc., 9.625%,			Dominion Resources, Inc.,
8/1/13(4)	100,000	97,000	4.75%, 12/15/10(4)	186,000	192,874
Time Warner Cable, Inc., 5.40%,			Dominion Resources, Inc.,
7/2/12(4)	120,000	129,388	6.40%, 6/15/18(4)	170,000	192,457
Time Warner Cable, Inc., 6.75%,			NSTAR Electric Co., 5.625%,
7/1/18(4)	210,000	234,950	11/15/17(4)	140,000	154,687
Time Warner, Inc., 5.50%,			Pacific Gas & Electric Co.,
11/15/11(4)	140,000	149,819	4.20%, 3/1/11(4)	330,000	342,012
Time Warner, Inc., 7.625%,			Pacific Gas & Electric Co.,
4/15/31(4)	37,000	43,062	5.80%, 3/1/37(4)	118,000	124,213
Time Warner, Inc., 7.70%,			Pacific Gas & Electric Co.,
5/1/32(4)	130,000	152,959	6.35%, 2/15/38(4)	160,000	181,184
Viacom, Inc., 5.625%, 9/15/19(4)	270,000	289,015	PG&E Corp., 5.75%, 4/1/14(4)	100,000	110,327
Viacom, Inc., 6.875%, 4/30/36(4)	90,000	97,627	Sempra Energy, 8.90%,
			11/15/13(4)	70,000	83,471
Virgin Media Finance plc, 9.50%,
8/15/16(4)	500,000	527,500	Sempra Energy, 6.50%,
			6/1/16(4)	80,000	89,367
		5,697,374	Sempra Energy, 6.00%,
METALS & MINING — 0.2%			10/15/39(4)	50,000	49,878
AK Steel Corp., 7.75%, 6/15/12(4)	150,000	151,500			1,952,147
Anglo American Capital plc,			OFFICE ELECTRONICS(2)
9.375%, 4/8/19(3)(4)	100,000	127,869
			Xerox Corp., 5.65%, 5/15/13(4)	50,000	53,253
ArcelorMittal, 6.125%, 6/1/18(4)	270,000	276,237
			OIL, GAS & CONSUMABLE FUELS — 0.7%
Barrick Gold Corp., 6.95%,
4/1/19	90,000	104,795	Anadarko Petroleum Corp.,
			6.95%, 6/15/19(4)	80,000	91,615
Freeport-McMoRan Copper &
Gold, Inc., 8.25%, 4/1/15(4)	325,000	348,939	Anadarko Petroleum Corp.,
			6.45%, 9/15/36(4)	140,000	147,652
Freeport-McMoRan Copper &
Gold, Inc., 8.375%, 4/1/17(4)	120,000	129,628	Bill Barrett Corp., 9.875%,
			7/15/16(4)	250,000	265,000
Newmont Mining Corp., 6.25%,
10/1/39(4)	120,000	119,365	Chesapeake Energy Corp.,
			7.625%, 7/15/13(4)	125,000	127,187
Rio Tinto Finance USA Ltd.,
5.875%, 7/15/13(4)	240,000	263,681	Chesapeake Energy Corp.,
			7.50%, 6/15/14(4)	450,000	454,500
Vale Overseas Ltd., 5.625%,			ConocoPhillips, 6.50%, 2/1/39(4)	290,000	331,167
9/15/19(4)	50,000	51,929

Strategic Allocation: Aggressive

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
El Paso Corp., 7.875%,			XTO Energy, Inc., 5.30%,
6/15/12(4)	$ 60,000	$ 61,794	6/30/15(4)	$ 247,000	$ 267,657
El Paso Corp., 6.875%,			XTO Energy, Inc., 6.50%,
6/15/14(4)	150,000	148,541	12/15/18(4)	130,000	147,111
Enbridge Energy Partners LP,			XTO Energy, Inc., 6.10%,
6.50%, 4/15/18(4)	75,000	84,151	4/1/36(4)	196,000	203,463
Encore Acquisition Co., 9.50%,					7,297,171
5/1/16(4)	125,000	132,500	PAPER & FOREST PRODUCTS — 0.2%
Enterprise Products Operating			Boise Cascade LLC, 7.125%,
LLC, 6.30%, 9/15/17(4)	350,000	387,050	10/15/14(4)	269,000	234,030
EOG Resources, Inc., 5.625%,			Domtar Corp., 9.50%, 8/1/16(4)	250,000	266,250
6/1/19(4)	120,000	133,604
			Georgia-Pacific LLC, 7.70%,
Forest Oil Corp., 7.75%, 5/1/14(4)	550,000	548,625	6/15/15(4)	475,000	494,000
Kerr-McGee Corp., 6.95%,			Georgia-Pacific LLC, 7.125%,
7/1/24(4)	100,000	109,088	1/15/17(3)(4)	175,000	178,063
Kinder Morgan Energy			International Paper Co., 9.375%,
Partners LP, 6.85%, 2/15/20(4)	160,000	181,970	5/15/19(4)	235,000	292,240
Kinder Morgan Energy			International Paper Co., 7.30%,
Partners LP, 6.50%, 9/1/39(4)	70,000	72,104	11/15/39(7)	90,000	89,767
Magellan Midstream			Verso Paper Holdings LLC/Verso
Partners LP, 6.55%, 7/15/19(4)	86,000	96,595	Paper, Inc., 9.125%, 8/1/14(4)	550,000	508,750
Massey Energy Co., 6.875%,					2,063,100
12/15/13(4)	375,000	371,250
			PERSONAL PRODUCTS(2)
Nexen, Inc., 5.65%, 5/15/17(4)	130,000	134,650
			Mead Johnson Nutrition Co.,
Nexen, Inc., 6.40%, 5/15/37(4)	150,000	150,438	3.50%, 11/1/14(3)(4)	70,000	71,281
OPTI Canada, Inc., 7.875%,			PHARMACEUTICALS — 0.2%
12/15/14(4)	290,000	232,000
			Abbott Laboratories, 5.875%,
Petrobras International Finance			5/15/16(4)	95,000	108,379
Co., 5.75%, 1/20/20(4)	70,000	71,662
			Abbott Laboratories, 5.60%,
Petrohawk Energy Corp., 7.875%,			11/30/17(4)	160,000	179,513
6/1/15(4)	100,000	100,250
			AstraZeneca plc, 5.40%,
Plains All American Pipeline			9/15/12(4)	180,000	199,944
LP/PAA Finance Corp., 8.75%,			AstraZeneca plc, 5.90%,
5/1/19(4)	170,000	209,520
			9/15/17(4)	260,000	298,039
Range Resources Corp., 7.375%,			GlaxoSmithKline Capital, Inc.,
7/15/13(4)	225,000	229,500
			4.85%, 5/15/13(4)	130,000	142,027
Sabine Pass LNG LP, 7.25%,			Pfizer, Inc., 7.20%, 3/15/39(4)	100,000	127,821
11/30/13(4)	250,000	223,125
Sabine Pass LNG LP, 7.50%,			Watson Pharmaceuticals, Inc.,
			5.00%, 8/15/14(4)	240,000	249,918
11/30/16(4)	400,000	334,000
Shell International Finance BV,			Wyeth, 5.95%, 4/1/37(4)	199,000	219,541
4.30%, 9/22/19(4)	120,000	123,312			1,525,182
Shell International Finance BV,			REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.1%
6.375%, 12/15/38(4)	150,000	174,825	Host Hotels & Resorts LP, 7.00%,
Southwestern Energy Co., 7.50%,			8/15/12(4)	550,000	559,625
2/1/18(4)	300,000	311,250	Host Hotels & Resorts LP, 6.75%,
Talisman Energy, Inc., 7.75%,			6/1/16(4)	300,000	285,750
6/1/19(4)	120,000	144,029	ProLogis, 7.625%, 8/15/14(4)	80,000	85,894
Williams Cos., Inc. (The),			ProLogis, 5.625%, 11/15/16(4)	350,000	332,778
8.125%, 3/15/12(4)	450,000	495,986
			ProLogis, 7.375%, 10/30/19(4)	70,000	71,144

Strategic Allocation: Aggressive

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Simon Property Group LP,			WIRELESS TELECOMMUNICATION SERVICES — 0.2%
6.75%, 5/15/14(4)	$ 100,000	$ 109,718	America Movil SAB de CV,
		1,444,909	5.00%, 10/16/19(3)(4)	$ 130,000	$ 131,538
REAL ESTATE MANAGEMENT & DEVELOPMENT(2)			Cellco Partnership/Verizon
AMB Property LP, 6.625%,			Wireless Capital LLC, 8.50%,
12/1/19(4)	50,000	50,469	11/15/18(4)	390,000	499,322
CB Richard Ellis Services, Inc.,			Cricket Communications, Inc.,
11.625%, 6/15/17(4)	100,000	111,000	9.375%, 11/1/14(4)	250,000	241,875
		161,469	Crown Castle International Corp.,
			9.00%, 1/15/15(4)	500,000	531,250
ROAD & RAIL(2)
			Rogers Communications, Inc.,
CSX Corp., 7.375%, 2/1/19(4)	130,000	154,619	6.80%, 8/15/18(4)	100,000	115,023
Union Pacific Corp., 5.75%,			Syniverse Technologies, Inc.,
11/15/17(4)	270,000	295,236	7.75%, 8/15/13(4)	100,000	97,750
		449,855			1,616,758
SOFTWARE(2)			TOTAL CORPORATE BONDS
Intuit, Inc., 5.75%, 3/15/17(4)	303,000	324,051	(Cost $71,559,100)		75,514,010
SPECIALTY RETAIL — 0.3%			U.S. Treasury Securities — 6.7%
Asbury Automotive Group, Inc.,			U.S. Treasury Bonds, 5.25%,
8.00%, 3/15/14(4)	375,000	365,625	2/15/29(4)	500,000	579,063
Burlington Coat Factory			U.S. Treasury Inflation Indexed
Warehouse Corp., 11.125%,			Bonds, 2.50%, 1/15/29(4)	10,667,676	11,986,968
4/15/14(4)	250,000	260,000
			U.S. Treasury Inflation Indexed
Couche-Tard US LP/			Notes, 3.00%, 7/15/12(4)	13,452,992	14,604,905
Couche-Tard Finance Corp.,
7.50%, 12/15/13(4)	485,000	492,881	U.S. Treasury Inflation Indexed
			Notes, 1.375%, 7/15/18(4)	11,515,592	11,885,346
GSC Holdings Corp., 8.00%,
10/1/12(4)	300,000	310,125	U.S. Treasury Notes, 0.875%,
			4/30/11(4)	2,000,000	2,013,752
Home Depot, Inc. (The), 5.875%,
12/16/36(4)	60,000	59,278	U.S. Treasury Notes, 1.00%,
			9/30/11(4)	6,000,000	6,046,878
Michaels Stores, Inc., 10.00%,
11/1/14(4)	300,000	307,500	U.S. Treasury Notes, 1.875%,
			6/15/12(4)	2,000,000	2,050,158
Michaels Stores, Inc., 11.375%,
11/1/16(4)	250,000	250,000	U.S. Treasury Notes, 1.50%,
			7/15/12(4)	3,000,000	3,047,112
Staples, Inc., 9.75%, 1/15/14(4)	200,000	242,178
			U.S. Treasury Notes, 1.375%,
Toys “R” Us Property Co. I LLC,			9/15/12(4)	4,000,000	4,041,252
10.75%, 7/15/17(3)	500,000	536,250
			U.S. Treasury Notes, 2.375%,
		2,823,837	8/31/14(4)	3,000,000	3,066,564
TEXTILES, APPAREL & LUXURY GOODS — 0.1%			U.S. Treasury Notes, 3.00%,
Perry Ellis International, Inc.,			8/31/16(4)	6,000,000	6,155,628
8.875%, 9/15/13(4)	800,000	788,000	TOTAL U.S. TREASURY SECURITIES
TOBACCO(2)			(Cost $62,822,278)		65,477,626
Altria Group, Inc., 9.25%,			U.S. Government Agency
8/6/19(4)	130,000	159,093
			Mortgage-Backed Securities — 4.3%(8)
TRADING COMPANIES & DISTRIBUTORS — 0.1%
Ashtead Capital, Inc., 9.00%,			FHLMC, 6.50%, 12/1/12(4)	416	448
8/15/16(3)(4)	850,000	837,250	FHLMC, 7.00%, 6/1/14(4)	18,392	19,741
RSC Equipment Rental, Inc.,			FHLMC, 4.50%, 1/1/19(4)	610,603	649,083
9.50%, 12/1/14(4)	450,000	442,688
			FHLMC, 5.00%, 1/1/21(4)	490,274	524,138
		1,279,938	FHLMC, 5.00%, 4/1/21(4)	1,073,463	1,147,610

Strategic Allocation: Aggressive

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
FHLMC, 7.00%, 8/1/29(4)	$ 4,797	$ 5,373	GNMA, 6.00%, 3/15/26(4)	$ 34,206	$ 36,944
FHLMC, 8.00%, 7/1/30(4)	29,576	34,047	GNMA, 7.00%, 12/15/27(4)	11,781	13,131
FHLMC, 5.50%, 12/1/33(4)	284,065	303,894	GNMA, 6.50%, 2/15/28(4)	6,912	7,548
FHLMC, 6.00%, 11/1/38	5,633,450	6,050,250	GNMA, 7.00%, 8/15/29(4)	6,907	7,714
FHLMC, 6.50%, 7/1/47(4)	119,890	128,952	GNMA, 7.50%, 5/15/30(4)	3,795	4,348
FNMA, 6.50%, 4/1/12(4)	5,413	5,838	GNMA, 7.00%, 5/15/31(4)	48,510	54,206
FNMA, 6.00%, 4/1/14(4)	32,476	35,176	GNMA, 5.50%, 11/15/32(4)	191,894	205,891
FNMA, 7.50%, 6/1/15(4)	10,005	10,956	GNMA, 6.50%, 10/15/38(4)	3,594,860	3,860,473
FNMA, 5.50%, 12/1/16(4)	121,508	131,552	TOTAL U.S. GOVERNMENT AGENCY
FNMA, 4.50%, 5/1/19(4)	381,241	403,778	MORTGAGE-BACKED SECURITIES
			(Cost $39,444,480)		41,607,924
FNMA, 4.50%, 5/1/19(4)	389,454	412,477
FNMA, 5.00%, 9/1/20(4)	283,466	303,046	U.S. Government Agency Securities
FNMA, 7.00%, 6/1/26(4)	1,521	1,696	and Equivalents — 1.0%
FNMA, 7.50%, 3/1/27(4)	20,217	23,015	FIXED-RATE U.S. GOVERNMENT
FNMA, 7.00%, 1/1/29(4)	8,091	9,033	AGENCY SECURITIES — 0.6%
			FHLMC, 2.50%, 4/23/14	3,000,000	3,056,421
FNMA, 6.50%, 4/1/29(4)	41,013	44,806
			FNMA, 2.75%, 3/13/14(4)	3,000,000	3,104,490
FNMA, 6.50%, 8/1/29(4)	30,533	33,357
					6,160,911
FNMA, 6.50%, 12/1/29(4)	46,995	51,341
			GOVERNMENT-BACKED CORPORATE BONDS(9) — 0.4%
FNMA, 7.00%, 3/1/30(4)	15,994	17,865
			Bank of America Corp., VRN,
FNMA, 8.00%, 7/1/30(4)	13,128	15,078	0.58%, 1/29/10(4)	700,000	706,479
FNMA, 7.50%, 9/1/30(4)	7,739	8,819	Citigroup Funding, Inc., VRN,
FNMA, 7.00%, 9/1/31(4)	42,821	47,758	0.61%, 1/29/10(4)	700,000	706,646
FNMA, 6.50%, 1/1/32(4)	22,839	24,915	Morgan Stanley, VRN, 0.64%,
			12/21/09(4)	700,000	707,159
FNMA, 7.00%, 6/1/32(4)	144,511	160,528
			State Street Bank and Trust Co.,
FNMA, 6.50%, 8/1/32(4)	34,535	37,675	1.85%, 3/15/11(4)	1,000,000	1,017,438
FNMA, 6.50%, 11/1/32(4)	258,810	282,179			3,137,722
FNMA, 5.50%, 6/1/33(4)	243,163	259,757	TOTAL U.S. GOVERNMENT AGENCY
FNMA, 5.50%, 8/1/33(4)	161,726	172,763	SECURITIES AND EQUIVALENTS
FNMA, 5.00%, 11/1/33(4)	1,941,173	2,042,971	(Cost $9,100,525)		9,298,633
FNMA, 5.50%, 1/1/34(4)	2,231,721	2,388,765	Municipal Securities — 0.5%
FNMA, 4.50%, 9/1/35(4)	1,651,510	1,704,055	California Educational Facilities
			Auth. Rev., Series 2007 T1,
FNMA, 5.00%, 1/1/36	7,820,135	8,218,015	(Stanford University), 5.00%,
FNMA, 5.00%, 2/1/36(4)	1,845,154	1,939,033	3/15/39(4)	2,000,000	2,257,120
FNMA, 5.50%, 1/1/37	1,626,218	1,735,416	California GO, (Building Bonds),
FNMA, 5.50%, 2/1/37(4)	1,072,861	1,143,394	7.30%, 10/1/39(4)	240,000	241,159
FNMA, 6.50%, 8/1/37(4)	2,171,331	2,341,941	Columbus Development Auth.
			Industrial Rev., (Litho-Krome),
FNMA, 4.50%, 2/1/39	2,408,580	2,476,421	VRDN, 0.30%, 12/3/09 (LOC:
FNMA, 6.50%, 6/1/47(4)	88,968	95,709	Bank of America N.A.)(4)	700,000	700,000
FNMA, 6.50%, 8/1/47(4)	509,803	548,426	Illinois GO, (Taxable Pension),
FNMA, 6.50%, 9/1/47(4)	35,127	37,788	5.10%, 6/1/33(4)	300,000	269,694
FNMA, 6.50%, 9/1/47(4)	248,028	266,819	Los Angeles Unified School
			District GO, (Building Bonds),
FNMA, 6.50%, 9/1/47(4)	1,039,805	1,118,582	5.76%, 7/1/29(4)	120,000	117,988
GNMA, 7.50%, 10/15/25(4)	2,971	3,390

Strategic Allocation: Aggressive

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
New Jersey State Turnpike Auth.			Merrill Lynch Floating Trust,
Rev., Series 2009 F, (Building			Series 2006-1, Class A1, VRN,
Bonds), 7.41%, 1/1/40(4)	$ 220,000	$ 264,838	0.31%, 12/15/09, resets monthly
New York State Dormitory Auth.			off the 1-month LIBOR plus
Rev., (Building Bonds), 5.63%,			0.07% with no caps(3)(4)	$ 592,711	$ 533,175
3/15/39(4)	110,000	112,027	TOTAL COMMERCIAL
Orange County Housing Finance			MORTGAGE-BACKED SECURITIES
Auth. Multifamily Rev., Series			(Cost $2,890,751)		2,686,941
2002 B, (Millenia), VRDN, 0.28%,			Commercial Paper — 0.2%(10)
12/2/09 (LOC: FNMA)(4)	295,000	295,000
Texas GO, (Building Bonds),			Catholic Health Initiatives,
			0.95%, 2/4/10(4)	700,000	700,000
5.52%, 4/1/39(4)	200,000	207,626
			Govco LLC, 0.80%, 12/21/09(3)(4)	700,000	699,839
University of California Rev.,
(Building Bonds), 5.77%,			Honeywell International, Inc.,
5/15/43(4)	130,000	133,521	0.96%, 12/7/09(3)(4)	700,000	699,979
Utah Housing Corp. Multifamily			TOTAL COMMERCIAL PAPER
Housing Rev., Series 2004 B,			(Cost $2,099,578)		2,099,818
(Tanglewood), VRDN, 0.37%,
12/2/09 (LOC: Citibank N.A.)(4)	400,000	400,000	Collateralized Mortgage
TOTAL			Obligations — 0.2%(8)
MUNICIPAL SECURITIES
(Cost $4,657,228)		4,998,973	PRIVATE SPONSOR COLLATERALIZED
Commercial Mortgage-Backed			MORTGAGE OBLIGATIONS — 0.1%
Securities — 0.3%(8)			Banc of America Alternative
			Loan Trust, Series 2007-2,
Banc of America Large Loan,			Class 2A4, 5.75%, 6/25/37(4)	444,275	275,656
Inc., Series 2005 MIB1,			Countrywide Home Loan
Class A1, VRN, 0.39%,			Mortgage Pass-Through Trust,
12/15/09, resets monthly off			Series 2007-16, Class A1, 6.50%,
the 1-month LIBOR plus 0.15%			10/25/37(4)	358,879	294,804
with no caps(3)(4)	270,864	244,299
			MASTR Alternative Loans Trust,
Commercial Mortgage Pass-			Series 2003-8, Class 4A1, 7.00%,
Through Certificates, Series			12/25/33(4)	13,486	12,810
2005 F10A, Class A1, VRN,					583,270
0.34%, 12/15/09, resets monthly
off the 1-month LIBOR plus			U.S. GOVERNMENT AGENCY COLLATERALIZED
0.10% with no caps(3)(4)	36,014	35,766	MORTGAGE OBLIGATIONS — 0.1%
Credit Suisse Mortgage Capital			FHLMC, Series 2926, Class EW
Certificates, Series 2007 TF2A,			SEQ, 5.00%, 1/15/25(4)	900,000	956,902
Class A1, VRN, 0.42%,			FNMA, Series 2003-52,
12/15/09, resets monthly off			Class KF SEQ, VRN, 0.64%,
the 1-month LIBOR plus 0.18%			12/25/09, resets monthly off
with no caps(3)(4)	596,282	510,050	the 1-month LIBOR plus 0.40%
Greenwich Capital Commercial			with a cap of 7.50%(4)	135,927	135,218
Funding Corp., Series					1,092,120
2006 FL4A, Class A1, VRN,			TOTAL COLLATERALIZED
0.33%, 12/5/09, resets monthly			MORTGAGE OBLIGATIONS
off the 1-month LIBOR plus			(Cost $1,811,893)		1,675,390
0.09% with no caps(3)(4)	281,707	241,930
LB-UBS Commercial Mortgage
Trust, Series 2005 C2, Class A2
SEQ, 4.82%, 4/15/30(4)	1,119,118	1,121,721

Strategic Allocation: Aggressive

		Shares/			Shares/
		Principal			Principal
		Amount	Value		Amount	Value
Sovereign Governments & Agencies(2)				Preferred Stocks(2)
BRAZIL(2)				CONSUMER FINANCE(2)
Brazilian Government				GMAC, Inc., 7.00%,
International Bond, 5.875%,				12/31/11(1)(3)(11)
1/15/19(4)		$ 140,000	$ 154,140	(Cost $126,170)	131	$ 79,267
CANADA(2)				Temporary Cash Investments — 2.6%
Hydro Quebec, 8.40%, 1/15/22(4)		37,000	50,083	JPMorgan U.S. Treasury Plus
MEXICO(2)				Money Market Fund
United Mexican States, 5.95%,				Agency Shares(4)
3/19/19(4)		200,000	217,800	(Cost $25,832,663)	25,832,663	25,832,663
TOTAL SOVEREIGN				Temporary Cash Investments –
GOVERNMENTS & AGENCIES				Segregated For Futures Contracts(2)
(Cost $389,735)			422,023
Asset-Backed Securities(2)(8)				JPMorgan U.S. Treasury Plus
				Money Market Fund
CNH Equipment Trust, Series				Agency Shares
2007 C, Class A3A SEQ, 5.21%,				(Cost $219,000)	219,000	219,000
12/15/11(4)		245,929	247,480	TOTAL INVESTMENT
SLM Student Loan Trust, Series				SECURITIES — 99.8%
2006-5, Class A2, VRN, 0.27%,				(Cost $819,707,134)		978,226,925
1/25/10, resets quarterly off the				OTHER ASSETS AND
3-month LIBOR minus 0.01%				LIABILITIES — 0.2%		1,815,099
with no caps(4)		60,966	60,922
				TOTAL NET ASSETS — 100.0%		$980,042,024
TOTAL ASSET-BACKED SECURITIES
(Cost $306,893)			308,402

Futures Contracts
				Underlying Face
Contracts Purchased		Expiration Date		Amount at Value	Unrealized Gain (Loss)
4	S&P 500 E-Mini Futures		December 2009	$ 218,960	$ 2,225
14	U.S. Long Bond		March 2010	1,718,063	34,936
				$1,937,023	$37,161

				Underlying Face
	Contracts Sold	Expiration Date		Amount at Value	Unrealized Gain (Loss)
54	U.S. Treasury 2-Year Notes		March 2010	$11,766,094	$(29,765)

Swap Agreements
Notional Amount Description of Agreement				Premiums Paid (Received)		Value
CREDIT DEFAULT – BUY PROTECTION
$1,900,000 Pay quarterly a fixed rate equal to 0.12% multiplied				—		$69,657
by the notional amount and receive from Barclays
Bank plc upon each default event of Pfizer, Inc.,
par value of the proportional notional amount of
Pfizer, Inc., 4.65%, 3/1/18. Expires March 2017.

Strategic Allocation: Aggressive

Notes to Schedule of Investments
ADR = American Depositary Receipt	(1)	Non-income producing.
CVA = Certificaten Van Aandelen	(2)	Category is less than 0.05% of total net assets.
EAFE = Europe, Australasia, and Far East	(3)	Security was purchased under Rule 144A or Section 4(2) of
Equivalent = Security whose principal payments are backed by the full		the Securities Act of 1933 or is a private placement and, unless
faith and credit of the United States		registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value
ETF = Exchange Traded Fund		of these securities at the period end was $12,076,148, which
FHLMC = Federal Home Loan Mortgage Corporation		represented 1.2% of total net assets.
FNMA = Federal National Mortgage Association	(4)	Security, or a portion thereof, has been segregated for when-
GDR = Global Depositary Receipt		issued securities, futures contracts and/or swap agreements.
GMAC = General Motors Acceptance Corporation		At the period end, the aggregate value of securities pledged was $14,109,000.
GNMA = Government National Mortgage Association	(5)	Security is in default.
GO = General Obligation	(6)	Step-coupon security. These securities are issued with a zero-
LB-UBS = Lehman Brothers, Inc. — UBS AG		coupon and become interest bearing at a predetermined rate and
LIBOR = London Interbank Offered Rate		date and are issued at a substantial discount from their value
LOC = Letter of Credit		at maturity. Interest reset or final maturity date is indicated, as applicable. Rate shown is effective at the period end.
MASTR = Mortgage Asset Securitization Transactions, Inc.
	(7)	When-issued security.
MSCI = Morgan Stanley Capital International
	(8)	Final maturity indicated, unless otherwise noted.
NVDR = Non-Voting Depositary Receipt
	(9)	The debt is guaranteed under the Federal Deposit Insurance
OJSC = Open Joint Stock Company		Corporation’s (FDIC) Temporary Liquidity Guarantee Program
PIK = Payment in Kind		and is backed by the full faith and credit of the United States.
resets = The frequency with which a security’s coupon changes,		The expiration date of the FDIC’s guarantee is the earlier of the
based on current market conditions or an underlying index. The more		maturity date of the debt or June 30, 2012.
frequently a security resets, the less risk the investor is taking that the	(10)	The rate indicated is the yield to maturity at purchase.
coupon will vary significantly from current market rates.	(11)	Perpetual security. These securities do not have a predetermined
SEQ = Sequential Payer		maturity date. The coupon rates are fixed for a period of time and
SPDR = Standard & Poor’s Depositary Receipts		may be structured to adjust thereafter. Interest reset or next call
VRDN = Variable Rate Demand Note. Interest reset date is indicated.		date is indicated, as applicable.
Rate shown is effective at the period end.
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown	Industry and geographic classifications are unaudited.
is effective at the period end.
See Notes to Financial Statements.

Statement of Assets and Liabilities

NOVEMBER 30, 2009
	Strategic	Strategic	Strategic
	Conservative	Moderate	Aggressive
Assets
Investment securities, at value (cost of $539,270,244,
$1,386,866,321 and $819,707,134, respectively)	$605,006,854	$1,613,339,100	$978,226,925
Foreign currency holdings, at value (cost of $542,415,
$1,194,238 and $24,296, respectively)	545,954	1,200,514	24,360
Deposits at broker for futures contracts	49,500	45,000	18,000
Receivable for investments sold	572,017	2,247,927	1,801,016
Receivable for capital shares sold	891,437	1,121,917	1,164,883
Receivable for forward foreign currency exchange contracts	46,516	82,430	—
Swap agreements, at value	117,317	212,637	69,657
Dividends and interest receivable	3,088,087	7,148,273	3,638,541
Other assets	—	25,503	15,604
	610,317,682	1,625,423,301	984,958,986

Liabilities
Disbursements in excess of demand deposit cash	1,156	3,155	2,185
Payable for investments purchased	931,143	2,684,113	2,003,185
Payable for capital shares redeemed	555,590	2,214,770	1,573,179
Payable for variation margin on futures contracts	21,226	36,847	10,888
Payable for forward foreign currency exchange contracts	18,170	32,580	—
Accrued management fees	471,164	1,346,671	945,154
Distribution fees payable	20,940	67,370	38,115
Service fees (and distribution fees — A Class and R Class) payable	53,799	145,377	88,827
Accrued foreign taxes	—	302,611	255,429
	2,073,188	6,833,494	4,916,962

Net Assets	$608,244,494	$1,618,589,807	$980,042,024

See Notes to Financial Statements.

NOVEMBER 30, 2009
	Strategic	Strategic	Strategic
	Conservative	Moderate	Aggressive
Net Assets Consist of:
Capital (par value and paid-in surplus)	$604,804,230	$1,635,425,010	$1,004,766,544
Undistributed net investment income	2,098,083	4,722,004	10,294,342
Accumulated net realized loss on investment and
foreign currency transactions	(64,597,661)	(248,064,116)	(193,376,357)
Net unrealized appreciation on investments and
translation of assets and liabilities in foreign currencies	65,939,842	226,506,909	158,357,495
	$608,244,494	$1,618,589,807	$ 980,042,024

Investor Class, $0.01 Par Value
Net assets	$224,600,316	$561,341,310	$429,633,694
Shares outstanding	43,793,123	96,278,678	65,237,092
Net asset value per share	$5.13	$5.83	$6.59

Institutional Class, $0.01 Par Value
Net assets	$126,394,470	$367,092,566	$126,800,717
Shares outstanding	24,631,216	62,949,879	19,213,350
Net asset value per share	$5.13	$5.83	$6.60

A Class, $0.01 Par Value
Net assets	$214,682,947	$558,588,438	$351,285,053
Shares outstanding	41,882,601	95,940,030	53,505,734
Net asset value per share	$5.13	$5.82	$6.57
Maximum offering price (net asset value divided by 0.9425)	$5.44	$6.18	$6.97

B Class, $0.01 Par Value
Net assets	$5,381,072	$29,133,793	$13,182,739
Shares outstanding	1,050,885	5,003,638	2,021,065
Net asset value per share	$5.12	$5.82	$6.52

C Class, $0.01 Par Value
Net assets	$29,467,546	$81,248,079	$49,192,732
Shares outstanding	5,754,011	13,931,878	7,558,607
Net asset value per share	$5.12	$5.83	$6.51

R Class, $0.01 Par Value
Net assets	$7,718,143	$21,185,621	$9,947,089
Shares outstanding	1,507,023	3,642,484	1,522,514
Net asset value per share	$5.12	$5.82	$6.53

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED NOVEMBER 30, 2009
	Strategic	Strategic	Strategic
	Conservative	Moderate	Aggressive
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $117,849,
$529,302 and $397,796, respectively)	$ 6,024,933	$ 19,847,545	$ 13,326,288
Interest	11,211,625	21,771,580	9,193,556
	17,236,558	41,619,125	22,519,844

Expenses:
Management fees	5,148,414	14,600,875	9,995,377
Distribution fees:
B Class	34,730	200,429	82,653
C Class	175,158	481,194	279,593
Service fees:
B Class	11,577	66,810	27,551
C Class	58,386	160,398	93,197
Distribution and service fees:
A Class	476,001	1,223,947	754,733
R Class	26,370	70,849	32,414
Directors’ fees and expenses	29,409	78,168	46,460
Other expenses	2,435	3,876	1,969
	5,962,480	16,886,546	11,313,947

Net investment income (loss)	11,274,078	24,732,579	11,205,897

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses
paid (refunded) of $—, $17,150 and $3,904, respectively)	(42,547,708)	(141,457,304)	(102,197,298)
Futures contract transactions	178,949	533,035	(197,223)
Swap agreement transactions	(68,397)	(126,940)	(41,450)
Foreign currency transactions	160,016	(131,283)	(276,811)
	(42,277,140)	(141,182,492)	(102,712,782)

Change in net unrealized appreciation (depreciation) on:
Investments (net of deferred foreign taxes
of $—, $302,611 and $255,429, respectively)	116,624,205	417,952,591	296,297,080
Futures contracts	264,981	990,620	596,483
Swap agreements	(67,167)	(124,533)	(41,366)
Translation of assets and liabilities in foreign currencies	53,282	100,216	28,582
	116,875,301	418,918,894	296,880,779

Net realized and unrealized gain (loss)	74,598,161	277,736,402	194,167,997

Net Increase (Decrease) in Net Assets
Resulting from Operations	$ 85,872,239	$ 302,468,981	$ 205,373,894

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2009 AND NOVEMBER 30, 2008
	Strategic Conservative		Strategic Moderate
Increase (Decrease) in Net Assets	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 11,274,078	$ 15,957,148	$ 24,732,579	$ 35,261,950
Net realized gain (loss)	(42,277,140)	(16,569,921)	(141,182,492)	(88,990,592)
Change in net unrealized
appreciation (depreciation)	116,875,301	(119,170,281)	418,918,894	(469,547,890)
Net increase (decrease) in net assets
resulting from operations	85,872,239	(119,783,054)	302,468,981	(523,276,532)

Distributions to Shareholders
From net investment income:
Investor Class	(4,102,363)	(7,440,346)	(9,507,015)	(15,914,816)
Institutional Class	(2,625,441)	(4,699,082)	(7,031,580)	(11,225,507)
A Class	(3,447,687)	(5,424,991)	(8,276,702)	(11,854,658)
B Class	(49,659)	(74,924)	(256,957)	(425,408)
C Class	(251,638)	(323,497)	(593,187)	(683,650)
R Class	(80,189)	(36,978)	(190,533)	(135,312)
From net realized gains:
Investor Class	—	(18,804,371)	—	(82,243,771)
Institutional Class	—	(10,021,038)	—	(52,280,866)
A Class	—	(13,237,757)	—	(59,863,768)
B Class	—	(260,477)	—	(3,583,093)
C Class	—	(1,015,216)	—	(4,778,485)
R Class	—	(61,382)	—	(427,823)
Decrease in net assets from distributions	(10,556,977)	(61,400,059)	(25,855,974)	(243,417,157)

Capital Share Transactions
Net increase (decrease) in net assets
from capital share transactions	10,843,896	9,232,785	20,567,438	55,278,212

Net increase (decrease) in net assets	86,159,158	(171,950,328)	297,180,445	(711,415,477)

Net Assets
Beginning of period	522,085,336	694,035,664	1,321,409,362	2,032,824,839
End of period	$608,244,494	$ 522,085,336	$1,618,589,807	$1,321,409,362

Undistributed net investment income	$2,098,083	$914,403	$4,722,004	$5,409,089

See Notes to Financial Statements.

YEARS ENDED NOVEMBER 30, 2009 AND NOVEMBER 30, 2008
	Strategic Aggressive
Increase (Decrease) in Net Assets	2009	2008
Operations
Net investment income (loss)	$ 11,205,897	$ 15,626,567
Net realized gain (loss)	(102,712,782)	(80,279,661)
Change in net unrealized appreciation (depreciation)	296,880,779	(355,303,276)
Net increase (decrease) in net assets resulting from operations	205,373,894	(419,956,370)

Distributions to Shareholders
From net investment income:
Investor Class	(6,366,016)	(8,806,643)
Institutional Class	(1,894,336)	(2,112,558)
A Class	(4,391,131)	(4,911,622)
B Class	(82,703)	(50,673)
C Class	(240,040)	(123,942)
R Class	(56,262)	(16,641)
From net realized gains:
Investor Class	—	(78,174,021)
Institutional Class	—	(16,423,804)
A Class	—	(53,336,383)
B Class	—	(1,637,743)
C Class	—	(4,012,724)
R Class	—	(238,726)
Decrease in net assets from distributions	(13,030,488)	(169,845,480)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	40,569,128	46,426,160

Net increase (decrease) in net assets	232,912,534	(543,375,690)

Net Assets
Beginning of period	747,129,490	1,290,505,180
End of period	$ 980,042,024	$ 747,129,490

Undistributed net investment income	$10,294,342	$12,231,442

See Notes to Financial Statements.

Notes to Financial Statements

NOVEMBER 30, 2009

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Strategic Allocation: Conservative Fund (Strategic Conservative), Strategic Allocation: Moderate Fund (Strategic Moderate) and Strategic Allocation: Aggressive Fund (Strategic Aggressive) (collectively, the funds) are three funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds’ investment objectives are to provide as high a level of total return (capital appreciation plus dividend and interest income) as is consistent with each fund’s mix of asset types. The funds pursue this objective by diversifying investments among three asset classes — equity securities, bonds and money market instruments, the mix of which will depend on the risk profile of each fund. The following is a summary of the funds’ significant accounting policies.

Multiple Class — The funds are authorized to issue the Investor Class, the Institutional Class, the A Class (formerly Advisor Class) (see Note 11), the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the funds represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The funds record the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The funds may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Exchange Traded Funds — The funds may invest in exchange traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

When-Issued and Forward Commitments — The funds may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the funds may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the funds may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as “roll” transactions. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet the purchase price. The funds account for “roll” transactions as purchases and sales; as such these transactions may increase portfolio turnover.

Repurchase Agreements — The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The funds are no longer subject to examination by tax authorities for years prior to 2006. Additionally, non-U.S. tax returns filed by the funds due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for 7 years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly, with the exception of those for Strategic Aggressive, which are declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year. The funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since November 30, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through January 27, 2010, the date the financial statements were issued.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the funds, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expense, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for Strategic Conservative ranges from 0.80% to 1.00% for the Investor Class, A Class, B Class, C Class and R Class. The annual management fee schedule for Strategic Moderate ranges from 0.90% to 1.10% for the Investor Class, A Class, B Class, C Class and R Class. The annual management fee schedule for Strategic Aggressive ranges from 1.00% to 1.20% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range.

The effective annual management fee for each class of each fund for the year ended November 30, 2009 was as follows:

	Investor, A, B, C & R	Institutional
Strategic Conservative	1.00%	0.80%
Strategic Moderate	1.07%	0.87%
Strategic Aggressive	1.20%	1.00%

ACIM has entered into a Subadvisory Agreement with American Century Global Investment Management, Inc. (ACGIM) (the subadvisor) on behalf of the funds. The subadvisor makes investment decisions for the international and emerging markets portions of the funds in accordance with the funds’ investments objectives, policies and restrictions under the supervision of ACIM and the Board of Directors. ACIM pays all costs associated with retaining ACGIM as the subadvisor of the funds.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2009, are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The funds may invest in mutual funds, exchange traded funds, and business development companies (the acquired funds). Each fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of each fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/ or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the corporation’s subadvisor, ACGIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The funds have a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Investment transactions, excluding short-term investments, for the year ended November 30, 2009, were as follows:

	Strategic Conservative	Strategic Moderate	Strategic Aggressive
Purchases
Investment Securities other than U.S.
Government & Agency Obligations	$307,468,601	$1,151,563,958	$881,916,385
U.S. Government & Agency Obligations	$318,567,746	$656,143,799	$240,238,817
Sales
Investment Securities other than U.S.
Government & Agency Obligations	$336,214,505	$1,201,933,904	$887,911,363
U.S. Government & Agency Obligations	$275,342,892	$563,183,174	$199,703,729

4. Capital Share Transactions

Transactions in shares of the funds were as follows:
	Year ended November 30, 2009		Year ended November 30, 2008
	Shares	Amount	Shares	Amount
Strategic Conservative
Investor Class/Shares Authorized	350,000,000		350,000,000
Sold	11,601,097	$ 53,855,823	13,179,215	$ 69,061,204
Issued in reinvestment of distributions	856,546	3,961,595	4,668,804	25,640,060
Redeemed	(11,345,707)	(52,284,087)	(25,894,598)	(135,379,958)
	1,111,936	5,533,331	(8,046,579)	(40,678,694)
Institutional Class/Shares Authorized	150,000,000		150,000,000
Sold	6,828,721	31,799,127	8,053,373	42,930,450
Issued in reinvestment of distributions	568,027	2,620,191	2,679,466	14,720,120
Redeemed	(9,663,857)	(43,840,046)	(10,611,345)	(54,497,168)
	(2,267,109)	(9,420,728)	121,494	3,153,402
A Class/Shares Authorized	225,000,000		225,000,000
Sold	15,448,788	71,735,881	19,868,649	104,203,579
Issued in connection with
reclassification (Note 11)	—	—	5,586,979	33,402,564
Issued in reinvestment of distributions	730,077	3,376,380	3,365,340	18,437,922
Redeemed	(15,982,141)	(73,170,377)	(16,581,755)	(86,389,023)
	196,724	1,941,884	12,239,213	69,655,042
A Class (old)/Shares Authorized	N/A		N/A
Redeemed in connection with
reclassification (Note 11)			(5,586,979)	(33,402,564)

B Class/Shares Authorized	25,000,000		25,000,000
Sold	342,353	1,556,918	330,505	1,698,051
Issued in reinvestment of distributions	8,274	38,455	45,878	252,004
Redeemed	(189,165)	(850,613)	(178,558)	(910,246)
	161,462	744,760	197,825	1,039,809
C Class/Shares Authorized	25,000,000		25,000,000
Sold	2,767,247	12,808,114	2,521,900	13,015,963
Issued in reinvestment of distributions	40,585	189,150	151,340	829,489
Redeemed	(1,225,780)	(5,670,625)	(1,173,159)	(5,947,076)
	1,582,052	7,326,639	1,500,081	7,898,376
R Class/Shares Authorized	25,000,000		25,000,000
Sold	1,722,906	7,852,748	362,195	1,873,026
Issued in reinvestment of distributions	17,189	79,982	18,074	98,360
Redeemed	(692,759)	(3,214,720)	(81,581)	(403,972)
	1,047,336	4,718,010	298,688	1,567,414
Net increase (decrease)	1,832,401	$ 10,843,896	723,743	$ 9,232,785

	Year ended November 30, 2009		Year ended November 30, 2008
	Shares	Amount	Shares	Amount
Strategic Moderate
Investor Class/Shares Authorized	500,000,000		500,000,000
Sold	26,640,887	$ 136,441,532	30,949,025	$ 193,739,446
Issued in reinvestment of distributions	1,847,342	9,296,010	14,251,519	95,760,255
Redeemed	(26,645,945)	(137,317,623)	(59,589,540)	(376,804,079)
	1,842,284	8,419,919	(14,388,996)	(87,304,378)
Institutional Class/Shares Authorized	350,000,000		350,000,000
Sold	22,808,149	113,226,447	18,240,084	132,972,722
Issued in reinvestment of distributions	1,404,067	7,031,580	11,673,237	63,506,373
Redeemed	(25,021,001)	(128,161,282)	(34,248,282)	$(222,015,231)
	(808,785)	(7,903,255)	(4,334,961)	(25,536,136)
A Class/Shares Authorized	350,000,000		350,000,000
Sold	35,692,721	180,949,659	44,713,063	275,276,888
Issued in connection with
reclassification (Note 11)	—	—	24,019,996	183,547,211
Issued in reinvestment of distributions	1,595,561	8,013,380	10,484,297	70,091,899
Redeemed	(38,582,211)	(193,950,805)	(35,783,217)	(218,063,901)
	(1,293,929)	(4,987,766)	43,434,139	310,852,097
A Class (old)/Shares Authorized	N/A		N/A
Redeemed in connection with
reclassification (Note 11)			(24,019,996)	(183,547,211)

B Class/Shares Authorized	50,000,000		50,000,000
Sold	769,306	3,842,363	1,037,157	6,455,391
Issued in reinvestment of distributions	45,299	226,632	526,696	3,538,260
Redeemed	(1,111,717)	(5,625,297)	(930,760)	(5,689,374)
	(297,112)	(1,556,302)	633,093	4,304,277
C Class/Shares Authorized	50,000,000		50,000,000
Sold	5,846,505	29,827,726	5,960,798	36,792,041
Issued in reinvestment of distributions	92,712	467,369	603,097	4,048,973
Redeemed	(2,670,687)	(13,412,280)	(2,048,366)	(12,082,256)
	3,268,530	16,882,815	4,515,529	28,758,758
R Class/Shares Authorized	50,000,000		50,000,000
Sold	2,718,347	13,904,896	1,752,033	10,986,192
Issued in reinvestment of distributions	37,266	189,082	83,131	551,833
Redeemed	(864,590)	(4,381,951)	(614,958)	(3,787,220)
	1,891,023	9,712,027	1,220,206	7,750,805
Net increase (decrease)	4,602,011	$ 20,567,438	7,059,014	$ 55,278,212

	Year ended November 30, 2009		Year ended November 30, 2008
	Shares	Amount	Shares	Amount
Strategic Aggressive
Investor Class/Shares Authorized	350,000,000		350,000,000
Sold	14,549,971	$ 82,734,069	17,009,046	$ 125,166,725
Issued in reinvestment of distributions	1,172,235	6,259,737	10,636,061	85,747,378
Redeemed	(16,749,343)	(94,443,493)	(31,019,838)	(230,188,750)
	(1,027,137)	(5,449,687)	(3,374,731)	(19,274,647)
Institutional Class/Shares Authorized	150,000,000		150,000,000
Sold	16,010,857	87,174,756	9,350,881	69,457,451
Issued in reinvestment of distributions	354,081	1,894,336	2,299,472	18,536,362
Redeemed	(12,350,875)	(69,243,990)	(10,653,434)	(78,088,826)
	4,014,063	19,825,102	996,919	9,904,987
A Class/Shares Authorized	225,000,000		225,000,000
Sold	20,348,446	112,730,407	19,014,115	137,285,032
Issued in connection with reclassification
(Note 11)	—	—	10,031,915	94,781,939
Issued in reinvestment of distributions	806,467	4,306,530	7,161,372	57,656,876
Redeemed	(19,537,670)	(108,240,444)	(21,817,736)	(160,956,965)
	1,617,243	8,796,493	14,389,666	128,766,882
A Class (old)/Shares Authorized	N/A		N/A
Redeemed in connection with
reclassification (Note 11)			(10,031,915)	(94,781,939)

B Class/Shares Authorized	25,000,000		25,000,000
Sold	401,334	2,197,882	547,234	4,056,399
Issued in reinvestment of distributions	13,667	72,980	187,564	1,511,526
Redeemed	(256,002)	(1,391,619)	(299,632)	(2,074,177)
	158,999	879,243	435,166	3,493,748
C Class/Shares Authorized	25,000,000		25,000,000
Sold	3,622,594	20,010,976	2,476,180	17,916,837
Issued in reinvestment of distributions	36,655	195,371	409,701	3,293,102
Redeemed	(1,417,363)	(7,861,495)	(1,050,359)	(7,234,131)
	2,241,886	12,344,852	1,835,522	13,975,808
R Class/Shares Authorized	25,000,000		25,000,000
Sold	1,002,512	5,726,724	703,576	5,133,968
Issued in reinvestment of distributions	10,538	56,168	31,529	252,964
Redeemed	(282,177)	(1,609,767)	(146,195)	(1,045,611)
	730,873	4,173,125	588,910	4,341,321
Net increase (decrease)	7,735,927	$ 40,569,128	4,839,537	$ 46,426,160

5. Fair Value Measurements

The funds’ securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data  (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the funds’ securities and other financial instruments as of November 30, 2009:

	Level 1	Level 2	Level 3

Strategic Conservative
Investment Securities
Domestic Common Stocks	$208,410,381	—		—
Foreign Common Stocks & Rights	11,399,693	$ 48,865,296		—
U.S. Treasury Securities	—	114,755,437		—
U.S. Government Agency Mortgage-Backed Securities	—	67,116,897		—
Corporate Bonds	—	56,795,895		—
U.S. Government Agency Securities and Equivalents	—	22,312,567		—
Sovereign Governments & Agencies	—	15,547,827		—
Municipal Securities	—	12,055,986		—
Commercial Paper	—	7,499,350		—
Commercial Mortgage-Backed Securities	—	3,522,019		—
Collateralized Mortgage Obligations	—	2,280,468		—
Asset-Backed Securities	—	415,113		—
Temporary Cash Investments	33,949,924	80,001		—
Total Value of Investment Securities	$253,759,998	$351,246,856		—

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$ 28,346		—
Futures Contracts	$30,667	—		—
Swap Agreements	—	117,317		—
Total Unrealized Gain (Loss)
on Other Financial Instruments	$30,667	$145,663		—

	Level 1	Level 2	Level 3

Strategic Moderate
Investment Securities
Domestic Common Stocks	$712,416,161	—		—
Foreign Common Stocks	61,571,785	$224,576,691		—
U.S. Treasury Securities	—	183,117,478		—
Corporate Bonds	—	142,621,160		—
U.S. Government Agency Mortgage-Backed Securities	—	111,066,376		—
U.S. Government Agency Securities and Equivalents	—	38,434,440		—
Sovereign Governments & Agencies	—	28,627,332		—
Municipal Securities	—	16,166,583		—
Commercial Paper	—	15,398,986		—
Collateralized Mortgage Obligations	—	11,613,279		—
Commercial Mortgage-Backed Securities	—	7,363,119		—
Asset-Backed Securities	—	931,046		—
Preferred Stocks	—	46,592		—
Temporary Cash Investments	59,188,071	200,001		—
Total Value of Investment Securities	$833,176,017	$780,163,083		—

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$ 49,850		—
Futures Contracts	$33,545	—		—
Swap Agreements	—	212,637		—
Total Unrealized Gain (Loss)
on Other Financial Instruments	$33,545	$262,487		—

Strategic Aggressive
Investment Securities
Domestic Common Stocks	$516,999,003	—		—
Foreign Common Stocks	50,338,298	$180,668,954		—
Corporate Bonds	—	75,514,010		—
U.S. Treasury Securities	—	65,477,626		—
U.S. Government Agency Mortgage-Backed Securities	—	41,607,924		—
U.S. Government Agency Securities and Equivalents	—	9,298,633		—
Municipal Securities	—	4,998,973		—
Commercial Mortgage-Backed Securities	—	2,686,941		—
Commercial Paper	—	2,099,818		—
Collateralized Mortgage Obligations	—	1,675,390		—
Sovereign Governments & Agencies	—	422,023		—
Asset-Backed Securities	—	308,402		—
Preferred Stocks	—	79,267		—
Temporary Cash Investments	26,051,663	—		—
Total Value of Investment Securities	$593,388,964	$384,837,961		—

Other Financial Instruments
Futures Contracts	$7,396	—		—
Swap Agreements	—	$69,657		—
Total Unrealized Gain (Loss)
on Other Financial Instruments	$7,396	$69,657		—

6. Derivative Instruments

Credit Risk — The funds are subject to credit risk in the normal course of pursuing their investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swaps enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Swap agreements are valued daily at current market value as provided by a commercial pricing service and/or independent brokers. Changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of realized gain (loss) on swap agreement transactions and change in unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. During the year ended November 30, 2009, the funds participated in credit default swap agreements to buy protection.

Equity Price Risk — The funds are subject to equity price risk in the normal course of pursuing their investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures contract transactions and change in unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the year ended November 30, 2009, the funds purchased futures contracts.

Foreign Currency Risk — Strategic Conservative and Strategic Moderate are subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations, or to shift exposure to the fluctuations in the value of foreign currencies from one foreign currency to another foreign currency. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. During the year ended November 30, 2009, Strategic Conservative and Strategic Moderate participated in forward foreign currency exchange contracts.

Interest Rate Risk — The funds are subject to interest rate risk in the normal course of pursuing their investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures contract transactions and change in unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the year ended November 30, 2009, the funds purchased and sold futures contracts.

Value of Derivative Instruments as of November 30, 2009

	Asset Derivatives		Liability Derivatives
Fund/Type of	Location on Statement of		Location on Statement of
Derivative	Assets & Liabilities	Value	Assets & Liabilities	Value

Strategic Conservative
Credit Risk	Swap agreements	$117,317	Swap agreements	—
Equity Price Risk	Receivable for variation margin	2,915	Payable for variation margin	—
	on futures contracts		on futures contracts
Foreign Currency Risk	Receivable for forward foreign	46,516	Payable for forward foreign	$18,170
	currency exchange contracts		currency exchange contracts
Interest Rate Risk	Receivable for variation margin	2,812	Payable for variation margin	26,953
	on futures contracts		on futures contracts
		$169,560		$45,123

Strategic Moderate
Credit Risk	Swap agreements	$212,637	Swap agreements	—
Equity Price Risk	Receivable for variation margin	2,247	Payable for variation margin	—
	on futures contracts		on futures contracts
Foreign Currency Risk	Receivable for forward foreign	82,430	Payable for forward foreign	$32,580
	currency exchange contracts		currency exchange contracts
Interest Rate Risk	Receivable for variation margin	4,500	Payable for variation margin	43,594
	on futures contracts		on futures contracts
		$301,814		$76,174

Strategic Aggressive
Credit Risk	Swap agreements	$69,657	Swap agreements	—
Equity Price Risk	Receivable for variation margin	455	Payable for variation margin
	on futures contracts		on futures contracts	—
Interest Rate Risk	Receivable for variation margin	1,313	Payable for variation margin	$12,656
	on futures contracts		on futures contracts
		$71,425		$12,656

Effect of Derivative Instruments on the Statement of Operations for the year ended November 30, 2009

			Change in Net Unrealized
	Net Realized Gain (Loss)		Appreciation (Depreciation)
Fund/Type of	Location on		Location on
Derivative	Statement of Operations		Statement of Operations

Strategic Conservative
Credit Risk	Net realized gain (loss) on	$(68,397)	Change in net unrealized	$(67,167)
	swap agreement transactions		appreciation (depreciation)
			on swap agreement
Equity Price Risk	Net realized gain (loss) on	176,109	Change in net unrealized	253,507
	futures contract transactions		appreciation (depreciation)
			on futures contracts
Foreign Currency Risk	Net realized gain (loss) on	88,790	Change in net unrealized	28,346
	foreign currency transactions		appreciation (depreciation)
			on translation of assets and
			liabilities in foreign currencies
Interest Rate Risk	Net realized gain (loss) on	2,840	Change in net unrealized	11,474
	futures contract transactions		appreciation (depreciation)
			on futures contracts
		$199,342		$226,160

Strategic Moderate
Credit Risk	Net realized gain (loss) on	$(126,940)	Change in net unrealized	$ (124,533)
	swap agreement transactions		appreciation (depreciation)
			on swap agreement
Equity Price Risk	Net realized gain (loss) on	199,969	Change in net unrealized	1,078,697
	futures contract transactions		appreciation (depreciation)
			on futures contracts
Foreign Currency Risk	Net realized gain (loss) on	149,644	Change in net unrealized	49,850
	foreign currency transactions		appreciation (depreciation)
			on translation of assets and
			liabilities in foreign currencies
Interest Rate Risk	Net realized gain (loss) on	333,066	Change in net unrealized	(88,077)
	futures contract transactions		appreciation (depreciation)
			on futures contracts
		$ 555,739		$ 915,937

Strategic Aggressive
Credit Risk	Net realized gain (loss) on	$ (41,450)	Change in net unrealized	$(41,366)
	swap agreement transactions		appreciation (depreciation)
			on swap agreement
Equity Price Risk	Net realized gain (loss) on	(197,223)	Change in net unrealized	591,312
	futures contract transactions		appreciation (depreciation)
			on futures contracts
Interest Rate Risk	Net realized gain (loss) on	—	Change in net unrealized	5,171
	futures contract transactions		appreciation (depreciation)
			on futures contracts
		$(238,673)		$555,117

The credit risk, equity price risk, and the interest rate risk derivative instruments at period end as disclosed on each fund’s Schedule of Investments are indicative of the respective fund’s typical volume. Strategic Conservative and Strategic Moderate began investing in foreign currency risk derivatives in August 2009. The foreign currency risk derivative instruments at period end as disclosed on each fund’s Schedule of Investments are indicative of Strategic Conservative’s and Strategic Moderate’s typical volume since August 2009.

7. Bank Line of Credit

The funds, along with certain other funds in the American Century Investments family of funds, had a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. The line expired December 10, 2008, and was not renewed. The agreement allowed the funds to borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement were subject to interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during the year ended November 30, 2009.

8. Interfund Lending

The funds, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the funds to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the year ended November 30, 2009, the funds did not utilize the program.

9. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

10. Federal Tax Information

On December 15, 2009, Strategic Aggressive declared and paid the following per-share distribution from net investment income to shareholders of record on December 14, 2009. On December 29, 2009, Strategic Conservative and Strategic Moderate declared and paid the following per-share distribution from net investment income to shareholders of record on December 28, 2009.

	Investor	Institutional	A	B	C	R
Strategic Conservative	$0.0195	$0.0216	$0.0168	$0.0087	$0.0087	$0.0141
Strategic Moderate	$0.0193	$0.0218	$0.0163	$0.0070	$0.0070	$0.0132
Strategic Aggressive	$0.0475	$0.0609	$0.0307	—	—	$0.0140

The tax character of distributions paid during the years ended November 30, 2009 and November 30, 2008 were as follows:

	Strategic Conservative		Strategic Moderate
	2009	2008	2009	2008
Distributions Paid From
Ordinary income	$10,556,977	$31,592,952	$25,855,974	$126,011,389
Long-term capital gains	—	$29,807,107	—	$117,405,768

			Strategic Aggressive
			2009	2008
Distributions Paid From
Ordinary income			$13,030,488	$68,515,397
Long-term capital gains			—	$101,330,083

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, interest on swap agreements, foreign taxes, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2009, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	Strategic	Strategic	Strategic
	Conservative	Moderate	Aggressive
Federal tax cost of investments	$559,260,764	$1,452,232,132	$860,386,185
Gross tax appreciation of investments	$50,973,225	$180,446,639	$131,075,628
Gross tax depreciation of investments	(5,227,135)	(19,339,671)	(13,234,888)
Net tax appreciation (depreciation) of investments	$45,746,090	$161,106,968	$117,840,740
Net tax appreciation (depreciation) on translation
of assets and liabilities in foreign currencies	$142,213	$(51,982)	$(170,232)
Net tax appreciation (depreciation)	$45,888,303	$161,054,986	$117,670,508
Undistributed ordinary income	$2,260,217	$5,166,336	$10,522,630
Accumulated capital losses	$(44,708,256)	$(183,056,525)	$(152,917,658)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and on investments in passive foreign investment companies.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers expire as follows:

	2016	2017
Strategic Conservative	$(3,609,555)	$(41,098,701)
Strategic Moderate	$(25,711,384)	$(157,345,141)
Strategic Aggressive	$(30,981,405)	$(121,936,253)

11. Corporate Event

On July 27, 2007 and August 24, 2007, the A Class (old) shareholders of the funds approved a reclassification of A Class (old) shares into Advisor Class shares. The change was approved by the Board of Directors on November 29, 2006 and March 7, 2007. The reclassification was effective December 3, 2007. Subsequent to the reclassification, the Advisor Class was renamed A Class.

12. Recently Issued Accounting Standards

In March 2008, the Financial Accounting Standards Board (FASB) issued Accounting Standards Codification (ASC) Section 815-10 (formerly Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities —an amendment of FASB Statement No. 133”). ASC Section 815-10 is effective for interim periods beginning after November 15, 2008 and has been adopted by the funds. ASC Section 815-10 amends and expands disclosures about derivative instruments and hedging activities. ASC Section 815-10 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

13. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2009.

For corporate taxpayers, the funds hereby designate the following ordinary income distributions, or up to the maximum amount allowable, as qualified for the corporate dividends received deduction for the fiscal year ended November 30, 2009.

Strategic Conservative	Strategic Moderate	Strategic Aggressive
$4,336,614	$13,089,922	$6,239,135

Financial Highlights

Strategic Allocation: Conservative

Investor Class
For a Share Outstanding Throughout the Years Ended November 30
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$4.47	$5.98	$5.84	$5.65	$5.70
Income From Investment Operations
Net Investment Income (Loss)(1)	0.10	0.14	0.16	0.15	0.11
Net Realized and Unrealized Gain (Loss)	0.66	(1.13)	0.31	0.36	0.18
Total From Investment Operations	0.76	(0.99)	0.47	0.51	0.29
Distributions
From Net Investment Income	(0.10)	(0.15)	(0.16)	(0.14)	(0.11)
From Net Realized Gains	—	(0.37)	(0.17)	(0.18)	(0.23)
Total Distributions	(0.10)	(0.52)	(0.33)	(0.32)	(0.34)
Net Asset Value, End of Period	$5.13	$4.47	$5.98	$5.84	$5.65

Total Return(2)	17.18%	(17.93)%	8.31%	9.33%	5.22%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.00%	0.99%	0.99%	0.99%	0.99%
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.19%	2.58%	2.67%	2.61%	2.02%
Portfolio Turnover Rate	128%	168%	172%	242%	257%
Net Assets, End of Period (in thousands)	$224,600	$190,824	$303,358	$401,181	$377,910
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

See Notes to Financial Statements.

Strategic Allocation: Conservative

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$4.47	$5.98	$5.85	$5.66	$5.70
Income From Investment Operations
Net Investment Income (Loss)(1)	0.11	0.15	0.17	0.16	0.12
Net Realized and Unrealized Gain (Loss)	0.66	(1.13)	0.30	0.36	0.19
Total From Investment Operations	0.77	(0.98)	0.47	0.52	0.31
Distributions
From Net Investment Income	(0.11)	(0.16)	(0.17)	(0.15)	(0.12)
From Net Realized Gains	—	(0.37)	(0.17)	(0.18)	(0.23)
Total Distributions	(0.11)	(0.53)	(0.34)	(0.33)	(0.35)
Net Asset Value, End of Period	$5.13	$4.47	$5.98	$5.85	$5.66

Total Return(2)	17.41%	(17.76)%	8.34%	9.54%	5.61%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.80%	0.79%	0.79%	0.79%	0.79%
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.39%	2.78%	2.87%	2.81%	2.22%
Portfolio Turnover Rate	128%	168%	172%	242%	257%
Net Assets, End of Period (in thousands)	$126,394	$120,336	$160,230	$156,120	$156,358
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

See Notes to Financial Statements.

Strategic Allocation: Conservative

A Class(1)
For a Share Outstanding Throughout the Years Ended November 30
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$4.47	$5.98	$5.84	$5.65	$5.70
Income From Investment Operations
Net Investment Income (Loss)(2)	0.09	0.12	0.14	0.13	0.10
Net Realized and Unrealized Gain (Loss)	0.65	(1.12)	0.31	0.36	0.17
Total From Investment Operations	0.74	(1.00)	0.45	0.49	0.27
Distributions
From Net Investment Income	(0.08)	(0.14)	(0.14)	(0.12)	(0.09)
From Net Realized Gains	—	(0.37)	(0.17)	(0.18)	(0.23)
Total Distributions	(0.08)	(0.51)	(0.31)	(0.30)	(0.32)
Net Asset Value, End of Period	$5.13	$4.47	$5.98	$5.84	$5.65

Total Return(3)	16.89%	(18.13)%	8.04%	9.06%	4.96%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.25%	1.24%	1.24%	1.24%	1.24%
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.94%	2.33%	2.42%	2.36%	1.77%
Portfolio Turnover Rate	128%	168%	172%	242%	257%
Net Assets, End of Period (in thousands)	$214,683	$186,277	$176,001	$164,030	$159,734
(1)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

See Notes to Financial Statements.

Strategic Allocation: Conservative

B Class
For a Share Outstanding Throughout the Years Ended November 30
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$4.46	$5.97	$5.83	$5.64	$5.69
Income From Investment Operations
Net Investment Income (Loss)(1)	0.05	0.08	0.10	0.09	0.06
Net Realized and Unrealized Gain (Loss)	0.66	(1.12)	0.31	0.36	0.17
Total From Investment Operations	0.71	(1.04)	0.41	0.45	0.23
Distributions
From Net Investment Income	(0.05)	(0.10)	(0.10)	(0.08)	(0.05)
From Net Realized Gains	—	(0.37)	(0.17)	(0.18)	(0.23)
Total Distributions	(0.05)	(0.47)	(0.27)	(0.26)	(0.28)
Net Asset Value, End of Period	$5.12	$4.46	$5.97	$5.83	$5.64

Total Return(2)	16.05%	(18.79)%	7.25%	8.27%	4.23%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	2.00%	1.99%	1.99%	1.99%	1.99%
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.19%	1.58%	1.67%	1.61%	1.02%
Portfolio Turnover Rate	128%	168%	172%	242%	257%
Net Assets, End of Period (in thousands)	$5,381	$3,970	$4,129	$2,790	$1,670
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

See Notes to Financial Statements.

Strategic Allocation: Conservative

C Class
For a Share Outstanding Throughout the Years Ended November 30
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$4.46	$5.97	$5.83	$5.64	$5.69
Income From Investment Operations
Net Investment Income (Loss)(1)	0.05	0.08	0.10	0.09	0.06
Net Realized and Unrealized Gain (Loss)	0.66	(1.12)	0.31	0.36	0.17
Total From Investment Operations	0.71	(1.04)	0.41	0.45	0.23
Distributions
From Net Investment Income	(0.05)	(0.10)	(0.10)	(0.08)	(0.05)
From Net Realized Gains	—	(0.37)	(0.17)	(0.18)	(0.23)
Total Distributions	(0.05)	(0.47)	(0.27)	(0.26)	(0.28)
Net Asset Value, End of Period	$5.12	$4.46	$5.97	$5.83	$5.64

Total Return(2)	16.05%	(18.79)%	7.25%	8.27%	4.18%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	2.00%	1.99%	1.99%	1.99%	1.99%
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.19%	1.58%	1.67%	1.61%	1.02%
Portfolio Turnover Rate	128%	168%	172%	242%	257%
Net Assets, End of Period (in thousands)	$29,468	$18,626	$15,954	$11,774	$6,967
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

See Notes to Financial Statements.

Strategic Allocation: Conservative

R Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2009	2008	2007	2006	2005(1)
Per-Share Data
Net Asset Value, Beginning of Period	$4.46	$5.97	$5.84	$5.65	$5.50
Income From Investment Operations
Net Investment Income (Loss)(2)	0.08	0.11	0.13	0.12	0.06
Net Realized and Unrealized Gain (Loss)	0.65	(1.13)	0.30	0.36	0.14
Total From Investment Operations	0.73	(1.02)	0.43	0.48	0.20
Distributions
From Net Investment Income	(0.07)	(0.12)	(0.13)	(0.11)	(0.05)
From Net Realized Gains	—	(0.37)	(0.17)	(0.18)	—
Total Distributions	(0.07)	(0.49)	(0.30)	(0.29)	(0.05)
Net Asset Value, End of Period	$5.12	$4.46	$5.97	$5.84	$5.65

Total Return(3)	16.63%	(18.38)%	7.60%	8.80%	3.56%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.50%	1.49%	1.49%	1.49%	1.49%(4)
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.69%	2.08%	2.17%	2.11%	1.72%(4)
Portfolio Turnover Rate	128%	168%	172%	242%	257%(5)
Net Assets, End of Period (in thousands)	$7,718	$2,052	$961	$631	$97
(1)	March 31, 2005 (commencement of sale) through November 30, 2005.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.
(4) Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2005.

See Notes to Financial Statements.

Strategic Allocation: Moderate

Investor Class
For a Share Outstanding Throughout the Years Ended November 30
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$4.84	$7.64	$7.36	$7.00	$6.72
Income From Investment Operations
Net Investment Income (Loss)(1)	0.09	0.13	0.15	0.14	0.11
Net Realized and Unrealized Gain (Loss)	1.00	(2.01)	0.70	0.68	0.42
Total From Investment Operations	1.09	(1.88)	0.85	0.82	0.53
Distributions
From Net Investment Income	(0.10)	(0.15)	(0.15)	(0.12)	(0.10)
From Net Realized Gains	—	(0.77)	(0.42)	(0.34)	(0.15)
Total Distributions	(0.10)	(0.92)	(0.57)	(0.46)	(0.25)
Net Asset Value, End of Period	$5.83	$4.84	$7.64	$7.36	$7.00

Total Return(2)	22.86%	(27.85)%	12.26%	12.49%	8.04%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.08%	1.06%	1.05%	1.05%	1.06%
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.83%	2.09%	2.00%	2.00%	1.58%
Portfolio Turnover Rate	135%	163%	147%	203%	206%
Net Assets, End of Period (in thousands)	$561,341	$457,057	$831,559	$1,039,386	$914,923
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

See Notes to Financial Statements.

Strategic Allocation: Moderate

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$4.84	$7.64	$7.36	$7.01	$6.73
Income From Investment Operations
Net Investment Income (Loss)(1)	0.11	0.14	0.16	0.15	0.12
Net Realized and Unrealized Gain (Loss)	0.99	(2.01)	0.70	0.68	0.42
Total From Investment Operations	1.10	(1.87)	0.86	0.83	0.54
Distributions
From Net Investment Income	(0.11)	(0.16)	(0.16)	(0.14)	(0.11)
From Net Realized Gains	—	(0.77)	(0.42)	(0.34)	(0.15)
Total Distributions	(0.11)	(0.93)	(0.58)	(0.48)	(0.26)
Net Asset Value, End of Period	$5.83	$4.84	$7.64	$7.36	$7.01

Total Return(2)	23.11%	(27.70)%	12.48%	12.55%	8.24%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.88%	0.86%	0.85%	0.85%	0.86%
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.03%	2.29%	2.20%	2.20%	1.78%
Portfolio Turnover Rate	135%	163%	147%	203%	206%
Net Assets, End of Period (in thousands)	$367,093	$308,684	$520,500	$492,180	$457,123
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

See Notes to Financial Statements.

Strategic Allocation: Moderate

A Class(1)
For a Share Outstanding Throughout the Years Ended November 30
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$4.83	$7.63	$7.35	$7.00	$6.72
Income From Investment Operations
Net Investment Income (Loss)(2)	0.08	0.12	0.13	0.12	0.09
Net Realized and Unrealized Gain (Loss)	1.00	(2.02)	0.70	0.68	0.42
Total From Investment Operations	1.08	(1.90)	0.83	0.80	0.51
Distributions
From Net Investment Income	(0.09)	(0.13)	(0.13)	(0.11)	(0.08)
From Net Realized Gains	—	(0.77)	(0.42)	(0.34)	(0.15)
Total Distributions	(0.09)	(0.90)	(0.55)	(0.45)	(0.23)
Net Asset Value, End of Period	$5.82	$4.83	$7.63	$7.35	$7.00

Total Return(3)	22.60%	(28.07)%	11.99%	12.06%	7.76%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.33%	1.31%	1.30%	1.30%	1.31%
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.58%	1.84%	1.75%	1.75%	1.33%
Portfolio Turnover Rate	135%	163%	147%	203%	206%
Net Assets, End of Period (in thousands)	$558,588	$469,970	$410,570	$426,664	$400,520
(1)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

See Notes to Financial Statements.

Strategic Allocation: Moderate

B Class
For a Share Outstanding Throughout the Years Ended November 30
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$4.83	$7.63	$7.35	$6.99	$6.72
Income From Investment Operations
Net Investment Income (Loss)(1)	0.04	0.07	0.07	0.07	0.04
Net Realized and Unrealized Gain (Loss)	1.00	(2.02)	0.71	0.69	0.41
Total From Investment Operations	1.04	(1.95)	0.78	0.76	0.45
Distributions
From Net Investment Income	(0.05)	(0.08)	(0.08)	(0.06)	(0.03)
From Net Realized Gains	—	(0.77)	(0.42)	(0.34)	(0.15)
Total Distributions	(0.05)	(0.85)	(0.50)	(0.40)	(0.18)
Net Asset Value, End of Period	$5.82	$4.83	$7.63	$7.35	$6.99

Total Return(2)	21.69%	(28.61)%	11.16%	11.39%	6.86%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	2.08%	2.06%	2.05%	2.05%	2.06%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.83%	1.09%	1.00%	1.00%	0.58%
Portfolio Turnover Rate	135%	163%	147%	203%	206%
Net Assets, End of Period (in thousands)	$29,134	$25,620	$35,619	$32,811	$7,850
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

See Notes to Financial Statements.

Strategic Allocation: Moderate

C Class
For a Share Outstanding Throughout the Years Ended November 30
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$4.84	$7.64	$7.36	$7.00	$6.72
Income From Investment Operations
Net Investment Income (Loss)(1)	0.04	0.07	0.07	0.07	0.04
Net Realized and Unrealized Gain (Loss)	1.00	(2.02)	0.71	0.69	0.42
Total From Investment Operations	1.04	(1.95)	0.78	0.76	0.46
Distributions
From Net Investment Income	(0.05)	(0.08)	(0.08)	(0.06)	(0.03)
From Net Realized Gains	—	(0.77)	(0.42)	(0.34)	(0.15)
Total Distributions	(0.05)	(0.85)	(0.50)	(0.40)	(0.18)
Net Asset Value, End of Period	$5.83	$4.84	$7.64	$7.36	$7.00

Total Return(2)	21.64%	(28.56)%	11.15%	11.37%	6.96%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	2.08%	2.06%	2.05%	2.05%	2.06%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.83%	1.09%	1.00%	1.00%	0.58%
Portfolio Turnover Rate	135%	163%	147%	203%	206%
Net Assets, End of Period (in thousands)	$81,248	$51,619	$46,978	$32,789	$19,502
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

See Notes to Financial Statements.

Strategic Allocation: Moderate

R Class
For a Share Outstanding Throughout the Years Ended November 30
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$4.83	$7.63	$7.35	$6.99	$6.72
Income From Investment Operations
Net Investment Income (Loss)(1)	0.07	0.10	0.12	0.11	0.08
Net Realized and Unrealized Gain (Loss)	0.99	(2.02)	0.69	0.68	0.41
Total From Investment Operations	1.06	(1.92)	0.81	0.79	0.49
Distributions
From Net Investment Income	(0.07)	(0.11)	(0.11)	(0.09)	(0.07)
From Net Realized Gains	—	(0.77)	(0.42)	(0.34)	(0.15)
Total Distributions	(0.07)	(0.88)	(0.53)	(0.43)	(0.22)
Net Asset Value, End of Period	$5.82	$4.83	$7.63	$7.35	$6.99

Total Return(2)	22.30%	(28.24)%	11.72%	11.95%	7.35%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.58%	1.56%	1.55%	1.55%	1.52%(3)
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.33%	1.59%	1.50%	1.50%	1.12%(3)
Portfolio Turnover Rate	135%	163%	147%	203%	206%
Net Assets, End of Period (in thousands)	$21,186	$8,458	$4,051	$837	$254
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.
(3)	During the year ended November 30, 2005, the class received a partial reimbursement of its distribution and service fees. Had fees not been reimbursed, the ratio of operating expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been 1.56% and 1.08%, respectively.

See Notes to Financial Statements.

Strategic Allocation: Aggressive

Investor Class
For a Share Outstanding Throughout the Years Ended November 30
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$5.29	$9.47	$8.82	$8.19	$7.53
Income From Investment Operations
Net Investment Income (Loss)(1)	0.08	0.11	0.12	0.11	0.09
Net Realized and Unrealized Gain (Loss)	1.32	(3.03)	1.21	0.99	0.64
Total From Investment Operations	1.40	(2.92)	1.33	1.10	0.73
Distributions
From Net Investment Income	(0.10)	(0.13)	(0.13)	(0.09)	(0.07)
From Net Realized Gains	—	(1.13)	(0.55)	(0.38)	—
Total Distributions	(0.10)	(1.26)	(0.68)	(0.47)	(0.07)
Net Asset Value, End of Period	$6.59	$5.29	$9.47	$8.82	$8.19

Total Return(2)	26.83%	(35.37)%	16.17%	14.15%	9.74%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.21%	1.19%	1.18%	1.18%	1.20%
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.43%	1.57%	1.32%	1.34%	1.09%
Portfolio Turnover Rate	134%	146%	136%	172%	171%
Net Assets, End of Period (in thousands)	$429,634	$350,838	$659,190	$816,397	$675,611
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

See Notes to Financial Statements.

Strategic Allocation: Aggressive

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$5.31	$9.49	$8.84	$8.21	$7.55
Income From Investment Operations
Net Investment Income (Loss)(1)	0.09	0.13	0.14	0.13	0.10
Net Realized and Unrealized Gain (Loss)	1.31	(3.03)	1.20	0.99	0.64
Total From Investment Operations	1.40	(2.90)	1.34	1.12	0.74
Distributions
From Net Investment Income	(0.11)	(0.15)	(0.14)	(0.11)	(0.08)
From Net Realized Gains	—	(1.13)	(0.55)	(0.38)	—
Total Distributions	(0.11)	(1.28)	(0.69)	(0.49)	(0.08)
Net Asset Value, End of Period	$6.60	$5.31	$9.49	$8.84	$8.21

Total Return(2)	26.78%	(35.14)%	16.39%	14.37%	9.93%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.01%	0.99%	0.98%	0.98%	1.00%
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.63%	1.77%	1.52%	1.54%	1.29%
Portfolio Turnover Rate	134%	146%	136%	172%	171%
Net Assets, End of Period (in thousands)	$126,801	$80,646	$134,722	$85,928	$76,192
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

See Notes to Financial Statements.

Strategic Allocation: Aggressive

A Class(1)
For a Share Outstanding Throughout the Years Ended November 30
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$5.28	$9.44	$8.79	$8.17	$7.51
Income From Investment Operations
Net Investment Income (Loss)(2)	0.07	0.10	0.10	0.09	0.07
Net Realized and Unrealized Gain (Loss)	1.30	(3.03)	1.20	0.98	0.64
Total From Investment Operations	1.37	(2.93)	1.30	1.07	0.71
Distributions
From Net Investment Income	(0.08)	(0.10)	(0.10)	(0.07)	(0.05)
From Net Realized Gains	—	(1.13)	(0.55)	(0.38)	—
Total Distributions	(0.08)	(1.23)	(0.65)	(0.45)	(0.05)
Net Asset Value, End of Period	$6.57	$5.28	$9.44	$8.79	$8.17

Total Return(3)	26.38%	(35.44)%	15.91%	13.77%	9.50%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.46%	1.44%	1.43%	1.43%	1.45%
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.18%	1.32%	1.07%	1.09%	0.84%
Portfolio Turnover Rate	134%	146%	136%	172%	171%
Net Assets, End of Period (in thousands)	$351,285	$273,892	$353,946	$319,769	$319,599
(1)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect the applicable sales charges. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

See Notes to Financial Statements.

Strategic Allocation: Aggressive

B Class
For a Share Outstanding Throughout the Years Ended November 30
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$5.25	$9.38	$8.74	$8.12	$7.52
Income From Investment Operations
Net Investment Income (Loss)(1)	0.02	0.04	0.03	0.03	0.01
Net Realized and Unrealized Gain (Loss)	1.29	(3.00)	1.20	0.98	0.64
Total From Investment Operations	1.31	(2.96)	1.23	1.01	0.65
Distributions
From Net Investment Income	(0.04)	(0.04)	(0.04)	(0.01)	(0.05)
From Net Realized Gains	—	(1.13)	(0.55)	(0.38)	—
Total Distributions	(0.04)	(1.17)	(0.59)	(0.39)	(0.05)
Net Asset Value, End of Period	$6.52	$5.25	$9.38	$8.74	$8.12

Total Return(2)	25.22%	(35.89)%	14.94%	12.98%	8.72%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	2.21%	2.19%	2.18%	2.18%	2.20%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.43%	0.57%	0.32%	0.34%	0.09%
Portfolio Turnover Rate	134%	146%	136%	172%	171%
Net Assets, End of Period (in thousands)	$13,183	$9,768	$13,382	$9,808	$5,367
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect the applicable sales charges. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

See Notes to Financial Statements.

Strategic Allocation: Aggressive

C Class
For a Share Outstanding Throughout the Years Ended November 30
	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value, Beginning of Period	$5.23	$9.36	$8.72	$8.10	$7.45
Income From Investment Operations
Net Investment Income (Loss)(1)	0.02	0.04	0.03	0.03	0.01
Net Realized and Unrealized Gain (Loss)	1.30	(3.00)	1.20	0.98	0.64
Total From Investment Operations	1.32	(2.96)	1.23	1.01	0.65
Distributions
From Net Investment Income	(0.04)	(0.04)	(0.04)	(0.01)	—
From Net Realized Gains	—	(1.13)	(0.55)	(0.38)	—
Total Distributions	(0.04)	(1.17)	(0.59)	(0.39)	—
Net Asset Value, End of Period	$6.51	$5.23	$9.36	$8.72	$8.10

Total Return(2)	25.51%	(35.98)%	14.98%	13.01%	8.72%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	2.21%	2.19%	2.18%	2.18%	2.20%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.43%	0.57%	0.32%	0.34%	0.09%
Portfolio Turnover Rate	134%	146%	136%	172%	171%
Net Assets, End of Period (in thousands)	$49,193	$27,826	$32,578	$24,446	$14,730
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect the applicable sales charges. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

See Notes to Financial Statements.

Strategic Allocation: Aggressive

R Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2009	2008	2007	2006	2005(1)
Per-Share Data
Net Asset Value, Beginning of Period	$5.25	$9.40	$8.77	$8.17	$7.62
Income From Investment Operations
Net Investment Income (Loss)(2)	0.05	0.08	0.08	0.07	0.03
Net Realized and Unrealized Gain (Loss)	1.30	(3.02)	1.18	0.97	0.52
Total From Investment Operations	1.35	(2.94)	1.26	1.04	0.55
Distributions
From Net Investment Income	(0.07)	(0.08)	(0.08)	(0.06)	—
From Net Realized Gains	—	(1.13)	(0.55)	(0.38)	—
Total Distributions	(0.07)	(1.21)	(0.63)	(0.44)	—
Net Asset Value, End of Period	$6.53	$5.25	$9.40	$8.77	$8.17

Total Return(3)	26.02%	(35.68)%	15.38%	13.40%	7.22%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.71%	1.69%	1.68%	1.68%	1.70%(4)
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.93%	1.07%	0.82%	0.84%	0.55%(4)
Portfolio Turnover Rate	134%	146%	136%	172%	171%(5)
Net Assets, End of Period (in thousands)	$9,947	$4,160	$1,905	$357	$119
(1)	March 31, 2005 (commencement of sale) through November 30, 2005.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.
(4) Annualized.
(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
American Century Strategic Asset Allocations, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Century Strategic Asset Allocations, Inc (the “Corporation”) comprising Strategic Allocation: Conservative Fund, Strategic Allocation: Moderate Fund and Strategic Allocation: Aggressive Fund, as of November 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting American Century Strategic Asset Allocations, Inc. as of November 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 27, 2010

Management

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is 72. However, the mandatory retirement age of any director may be extended with the approval of the remaining independent directors. Those listed as interested directors are “interested” primarily by virtue of their engagement as directors and/or officers of, or ownership interest in, American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds’ investment advisor, American Century Global Investment Management, Inc. (ACGIM) or American Century Investment Management, Inc. (ACIM); the funds’ principal underwriter, American Century Investment Services, Inc. (ACIS); and the funds’ transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACGIM, ACIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the American Century Investments family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 registered investment companies in the American Century Investments family of funds advised by ACGIM or ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

Interested Director
Jonathan S. Thomas, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Funds: Director (since 2007) and President (since 2007)
Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, ACC
(March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: President, Chief Executive Officer and Director, ACS; Executive
Vice President, ACIM and ACGIM; Director, ACIM, ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley (March 2000 to November 2005)
Number of Portfolios in Fund Complex Overseen by Director: 103
Other Directorships Held by Director: None

Independent Directors
Thomas A. Brown, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1940
Position(s) Held with Funds: Director (since 1980)
Principal Occupation(s) During Past 5 Years: Managing Member, Associated Investments, LLC
(real estate investment company); Managing Member, Brown Cascade Properties,
LLC (real estate investment company); Retired, Area Vice President, Applied
Industrial Technologies (bearings and power transmission company)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

Andrea C. Hall, Ph.D., 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Funds: Director (since 1997)
Principal Occupation(s) During Past 5 Years: Retired, Advisor to the President, Midwest
Research Institute (not-for-profit, contract research organization)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

James A. Olson, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1942
Position(s) Held with Funds: Director (since 2007)
Principal Occupation(s) During Past 5 Years: Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to
September 2006)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Saia, Inc.; Entertainment Properties Trust

Donald H. Pratt, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1937
Position(s) Held with Funds: Director (since 1995) and Chairman of the Board (since 2005)
Principal Occupation(s) During Past 5 Years: Chairman and Chief Executive Officer, Western
Investments, Inc. (real estate company); Retired Chairman of the Board, Butler
Manufacturing Company (metal buildings producer)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

Gale E. Sayers, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1943
Position(s) Held with Funds: Director (since 2000)
Principal Occupation(s) During Past 5 Years: President, Chief Executive Officer and Founder,
Sayers40, Inc. (technology products and services provider)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: None

M. Jeannine Strandjord, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1945
Position(s) Held with Funds: Director (since 1994)
Principal Occupation(s) During Past 5 Years: Retired, formerly Senior Vice President, Sprint
Corporation (telecommunications company)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: DST Systems, Inc.; Euronet Worldwide, Inc.; Charming
Shoppes, Inc.

John R. Whitten, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1946
Position(s) Held with Funds: Director (since 2008)
Principal Occupation(s) During Past 5 Years: Project Consultant, Celanese Corp. (industrial chemical company) (September 2004 to January 2005)
Number of Portfolios in Fund Complex Overseen by Director: 63
Other Directorships Held by Director: Rudolph Technologies, Inc.

Officers
Barry Fink, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1955
Position(s) Held with Funds: Executive Vice President (since 2007)
Principal Occupation(s) During Past 5 Years: Chief Operating Officer and Executive Vice
President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General
Counsel, Morgan Stanley (2000 to 2006). Also serves as: Director, ACC, ACS, ACIS and other ACC subsidiaries

Maryanne Roepke, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1956
Position(s) Held with Funds: Chief Compliance Officer (since 2006) and Senior Vice
President (since 2000)
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, ACIM, ACGIM and ACS
(August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
and Treasurer and Chief Financial Officer, various American Century Investments funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1957
Position(s) Held with Funds: General Counsel (since 2007) and Senior Vice President
(since 2006)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (February 1994 to present); Vice
President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other
ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

Robert Leach, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1966
Position(s) Held with Funds: Vice President, Treasurer and Chief Financial Officer
(all since 2006)
Principal Occupation(s) During Past 5 Years: Vice President, ACS (February 2000 to present);
and Controller, various American Century Investments funds (1997 to September
2006)

David H. Reinmiller, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1963
Position(s) Held with Funds: Vice President (since September 2000)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (January 1994 to present);
Associate General Counsel, ACC (January 2001 to present); Chief Compliance
Officer, American Century Investments funds, ACIM and ACGIM (January 2001 to
February 2005). Also serves as: Associate General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Vice President, ACIM, ACGIM and ACS

Ward Stauffer, 4500 Main Street, Kansas City, MO 64111
Year of Birth: 1960
Position(s) Held with Funds: Secretary (since February 2005)
Principal Occupation(s) During Past 5 Years: Attorney, ACC (June 2003 to present)

The SAI has additional information about the funds’ directors and is available without charge, upon request, by calling 1-800-345-2021.

Approval of Management Agreement and Subadvisory Agreement

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services (including subadvisory services) are required to be reviewed, evaluated and approved by a majority of a fund’s independent directors or trustees (the “Directors”) each year. At American Century Investments, this process is referred to as the “15(c) Process.” As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor and the subadvisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Annual Contract Review Process

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the “15(c) Providers”) concerning Strategic Allocation: Conservative, Strategic Allocation: Moderate, Strategic Allocation: Aggressive (the “Funds”) and the services provided to the Funds under the management and subadvisory agreements. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Funds;

• the wide range of programs and services the advisor provides to the Funds and their shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of both the advisor and the subadvisor;

• data comparing the cost of owning the Funds to the cost of owning a similar fund;

• data comparing the Funds’ performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Funds to the advisor and the overall profitability of the advisor;

• data comparing services provided and charges to other investment management clients of the advisor; and

• consideration of collateral benefits derived by the advisor from the management of the Funds and any potential economies of scale relating thereto.

In keeping with its practice, the Funds’ board of directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the advisor, the 15(c) Providers, and the board’s independent counsel, and evaluated such information for each fund for which the board has responsibility. In connection with their review of the Funds, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management and subadvisory agreements under the terms ultimately determined by the board to be appropriate, the Directors’ decision was based on the following factors.

Nature, Extent and Quality of Services — Generally. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the Funds. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

• Fund construction and design

• portfolio security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of each Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Directors noted that many of the services provided by the advisor have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. They discussed with the advisor the challenges presented by these changes and the impact on the Funds. The directors specifically noted that with respect to the Funds, the advisor had retained the subadvisor to provide a portion of the day-to-day security selection. Under the subadvisory agreement, the subadvisor is responsible for managing the investment operations and composition of a portion of the Funds, including the purchase, retention, and disposition of the investments contained in the Funds. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

Investment Management Services. The nature of the investment management services provided to the Funds is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, and liquidity. In evaluating investment performance, the board expects the advisor and subadvisor to manage the Funds in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the advisor and subadvisor have an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the advisor and subadvisor utilize teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the Funds, together with comparative information for appropriate benchmarks and/or peer groups of funds managed similarly to the Funds. The Directors also review detailed performance information during the 15(c) Process comparing each Fund’s performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Each Fund’s performance for both the one- and three-year periods was above the median for its respective peer group.

Shareholder and Other Services. The advisor provides the Funds with a comprehensive package of transfer agency, shareholder, and other services. The Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

Costs of Services Provided and Profitability. The advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing the Funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The board concluded that the advisor’s profits were reasonable in light of the services provided to the Funds. The board did not consider the profitability of the subadvisor because the subadvisor is paid from the unified fee of the advisor as a result of arm’s length negotiations.

Ethics. The Directors generally consider the advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor’s practices generally meet or exceed industry best practices. With respect to the subadvisor, as part of its oversight responsibilities, the board approves the subadvisor’s code of ethics and any changes thereto. Further, through the advisor’s compliance group, the board stays abreast of any violations of the subadvisor’s code.

Economies of Scale. The Directors review information provided by the advisor regarding the possible existence of economies of scale in connection with the management of the Funds. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the Funds specifically, the expenses incurred by the advisor in providing various functions to the Funds, and the fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as each Fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The Funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of each Fund’s independent directors (including their independent legal counsel). The Directors specifically noted that the subadvisory fees paid to the subadvisor under the subadvisory agreement were subject to arm’s length negotiation between the advisor and the subadvisor and are paid by the advisor out of its unified fee.

Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, record-keeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors’ analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing each Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group and performing a regression analysis to evaluate the effect of fee breakpoints as assets under management increase. The unified fees charged to shareholders of Strategic Allocation: Conservative and Strategic Allocation: Moderate were at or below the median of the total expense ratios of their respective peer group. The unified fee charged to shareholders of Strategic Allocation: Aggressive was above the median of the total expense ratios of its peer group. In addition, the Directors also reviewed updated fee level data provided by the advisor, but recognized that comparative data was particularly difficult to evaluate given the significant market developments during the past year. The board concluded that the management fee paid by each Fund to the advisor was reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Funds. The Directors analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

Collateral Benefits Derived by the Advisor. The Directors considered the existence of collateral benefits the advisor may receive as a result of its relationship with the Funds. They concluded that the advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Funds to determine breakpoints in each Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusions of the Directors

As a result of this process, the board, including all of the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between each Fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

Additionally, the board, including all the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor, concluded that the subadvisory agreement between the advisor and the subadvisor, on behalf of each Fund, is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the funds’ investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The 90-Day U.S. Treasury Bill Index is derived from secondary market interest rates as published by the Federal Reserve Bank and includes three-month, six-month, and one-year instruments.

The Barclays Capital U.S. Aggregate Index represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S. dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays Capital U.S. Corporate High-Yield Index covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

The Citigroup US Broad Investment-Grade (BIG) Bond Index is a market-capitalization-weighted index that includes fixed-rate Treasury, government-sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets. The MSCI EAFE (Europe, Australasia, Far East) Index is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EM (Emerging Markets) Index represents the performance of stocks in global emerging market countries.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

Notes

Notes

Notes

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American Century Strategic Asset Allocations, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1001
CL-ANN-67332N

ITEM 2. CODE OF ETHICS.
(a)	The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.
(b)	No response required.
(c)	None.
(d)	None.
(e)	Not applicable.
(f)	The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to
American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on
Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
(a)(2)	James A. Olson, Thomas A. Brown and Gale E. Sayers are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.
(a)(3)	Not applicable.
(b)	No response required.
(c)	No response required.
(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)	Audit Fees.
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:
	FY 2008:	$67,248
	FY 2009:	$79,469

(b)	Audit-Related Fees.
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:
	For services rendered to the registrant:
	FY 2008:	$0
	FY 2009:	$0

	Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
	(relating to certain engagements for non-audit services with the registrant’s investment adviser
	and its affiliates):
	FY 2008:	$0
	FY 2009:	$0

(c)	Tax Fees.
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:
	For services rendered to the registrant:
	FY 2008:	$0
	FY 2009:	$0
	Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
	(relating to certain engagements for non-audit services with the registrant’s investment adviser
	and its affiliates):
	FY 2008:	$0
	FY 2009:	$0

(d)	All Other Fees.
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:
	For services rendered to the registrant:
	FY 2008:	$0
	FY 2009:	$0

	Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
	(relating to certain engagements for non-audit services with the registrant’s investment adviser
	and its affiliates):

	FY 2008:	$0
	FY 2009:	$0

(e)(1)	In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the
	accountant is engaged by the registrant to render audit or non-audit services, the engagement is
	approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of
	Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s
	engagements for non-audit services with the registrant’s investment adviser, its parent company,
	and any entity controlled by, or under common control with the investment adviser that
	provides ongoing services to the registrant, if the engagement relates directly to the operations
	and financial reporting of the registrant.

(e)(2)	All services described in each of paragraphs (b) through (d) of this Item were pre-approved
	before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of
	Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be
	approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the
	registrant’s financial statements for the most recent fiscal year that were attributed to work
	performed by persons other than the principal accountant’s full-time, permanent employees was
	less than 50%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the
	registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser
	whose role is primarily portfolio management and is subcontracted with or overseen by another
	investment adviser), and any entity controlling, controlled by, or under common control with
	the adviser that provides ongoing services to the registrant for each of the last two fiscal years
	of the registrant were as follows:

	FY 2008:	$93,552
	FY 2009:	$55,065

(h)	The registrant’s investment adviser and accountant have notified the registrant’s audit
	committee of all non-audit services that were rendered by the registrant’s accountant to the
	registrant’s investment adviser, its parent company, and any entity controlled by, or under
	common control with the investment adviser that provides services to the registrant, which
	services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of
	Regulation S-X. The notification provided to the registrant’s audit committee included
	sufficient details regarding such services to allow the registrant’s audit committee to consider
	the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.
(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.
(b)	There were no changes in the registrant's internal control over financial reporting (as defined in
Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
(a)(1)	Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset
Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591,
on September 29, 2005.
(a)(2)	Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the
Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.
(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-
99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Strategic Asset Allocations, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	January 29, 2010

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	January 29, 2010

By:	/s/ Robert J. Leach
	Name:	Robert J. Leach
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	January 29, 2010